EXHIBIT 10.2

EXECUTION COPY

ASSIGNMENT, ASSUMPTION, AMENDMENT AND RESTATEMENT OF
SENIOR SECURED TERM LOAN FACILITY AGREEMENT
PROVIDING FOR SENIOR SECURED TERM LOANS OF
US$52,305,238.13

DRY BULK AMERICAS LTD.
and
DRY BULK AUSTRALIA LTD.
as Joint and Several Borrowers and Assignees,

AND

EAST GULF SHIPHOLDING, INC.,
as Assignor

AND

The Banks and Financial Institutions listed on Schedule I hereto,

as Lenders

AND

ING BANK N.V., LONDON BRANCH,
as Facility Agent and Security Trustee

AND

INTERNATIONAL SHIPHOLDING CORPORATION,
as Guarantor

June 10, 2015

1. DEFINITIONS 2

1.1Specific Definitions 2

1.2Computation of Time Periods; Other Definitional Provisions 21

1.3Accounting Terms 21

1.4Certain Matters Regarding Materiality 21

1.5Amendment and Restatement 22

2. REPRESENTATIONS AND WARRANTIES 22

2.1Representations and Warranties 22

(a)	Due Organization and Power 22
(b)	Authorization and Consents 22
(c)	Binding Obligations 23
(d)	No Violation 23
(e)	Filings; Stamp Taxes 23
(f)	Litigation 23
(g)	No Default 23
(h)	Vessels 23
(i)	Insurance 24
(j)	Financial Information 24
(k)	Tax Returns 24
(l)	ERISA 24
(m)	Chief Executive Office 24
(n)	Foreign Trade Control Regulations 25
(o)	Equity Ownership 25
(p)	Environmental Matters and Claims 25
(q)	Liens 26
(r)	Indebtedness 26
(s)	Payments Free of Taxes 26
(t)	No Proceedings to Dissolve 26
(u)	Solvency 26
(v)	Compliance with Laws 27
(w)	Money Laundering 27
(x)	Survival 27

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3. 4.	THE FACILITY 27 3.1Purposes; Facility; Assignment and Assumption 27 CONDITIONS 28 4.1Conditions Precedent to the Original Agreements and this Agreement 28
(a)Corporate Authority 28
(b)The Agreement 29
(c)The Note 29
(d)The Creditors 29
(e)Fees 29
(f)Environmental Claims 29
(g)Legal Opinions 29
(h)Director's Certificate 29
(i)Financial Statements 29
(j)Vessel Documents 29
(k)Security Documents 30
(l)UCC Filings 30
(m)Vessel Appraisals 30
(n)ISM DOC 30
(o)Vessel Liens 30
(p)Vessel Delivery 31
(q)Registration of the Mortgages 31
(r)Insurance Report 31
(s)EGS Vessels Transfer 31
(t)Guarantor Facility Agreement 31
5.	REPAYMENT AND PREPAYMENT 31
	5.1	Repayment 31
	5.2	Voluntary Prepayment; No Re-borrowing 31
	5.3	Mandatory Prepayment; Sale or Loss of Vessel 32
	5.4	Interest and Cost With Application of Prepayments 32
	5.5	Borrowers' Obligation Absolute 32
6.	INTEREST AND RATE 32
	6.1	Payment of Interest; Interest Rate 32

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		Page
	6.2	Maximum Interest ...................................................................................................................................33
7.	PAYMENTS...............................................................................................................................		33
	7.1	Time and Place of Payments, No Set Off.................................................................................	33
	7.2	Tax Credits.....................................................................................................................	34
	7.3	FATCA Information. ...................................................................................................................................34
	7.4	FATCA Withholding. ...................................................................................................................................35
	7.5	FATCA Mitigation.............................................................................................................	36
	7.6	Computations; Banking Days...............................................................................................	37
8.	EVENTS OF DEFAULT.................................................................................................................		37
	8.1	Events of Default.............................................................................................................	37
		(a)Principal or Interest Payments...............................................................................	37
		(b)Other Payments...............................................................................................	37
		(c)Representations, etc...........................................................................................	37
		(d)Impossibility, Illegality.........................................................................................	37
		(e)Mortgage.......................................................................................................	37
		(f)Certain Covenants.............................................................................................	37
		(g)Covenants.....................................................................................................	38
		(h)Indebtedness and Other Obligations.......................................................................	38
		(i)Bankruptcy.....................................................................................................	38
		(j)Judgments.......................................................................................................	38
		(k)Inability to Pay Debts.........................................................................................	38
		(l)Termination of Operations; Sale of Assets.................................................................	38
		(m)Change in Financial Position.................................................................................	39
		(n)Cross-Default.................................................................................................	39
		(o)ERISA Events.................................................................................................	39
		(p)Change of Control.............................................................................................	39
	8.2	Indemnification.................................................................................................................	39
	8.3	Application of Moneys.......................................................................................................	40
9.	COVENANTS.............................................................................................................................		40
	9.1	Affirmative Covenants.......................................................................................................	40
		(a)Performance of Agreements.................................................................................	40
		(b)Notice of Default, etc...........................................................................................	40
		(c)Obtain Consents...............................................................................................	41

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		TABLE OF CONTENTS Page
	(d)	Financial Information.............................................................................................	41
	(e)	Contingent Liabilities.............................................................................................	42
	(f)	Vessel Covenants.................................................................................................	42
	(g)	Vessel Valuations.................................................................................................	42
	(h)	Corporate Existence.............................................................................................	42
	(i)	Books and Records...............................................................................................	42
	(j)	Taxes and Assessments...........................................................................................	42
	(k)	Inspection.........................................................................................................	43
	(l)	Inspection and Survey Reports.................................................................................	43
	(m)	Compliance with Statutes, Agreements, etc...................................................................	43
	(n)	Environmental Matters...........................................................................................	43
	(o)	Insurance...........................................................................................................	43
	(p)	Vessel Insurance...................................................................................................	43
	(q)	Vessel Management...............................................................................................	44
	(r)	Brokerage Commissions, etc...................................................................................	44
	(s)	ISM Code, ISPS Code and MTSA Matters.................................................................	44
	(t)	ERISA...............................................................................................................	44
	(u)	Evidence of Current COFR.....................................................................................	44
	(v)	Interest Rate Agreement Right of First and Last Refusal...................................................	44
	(w)	Pari Passu.........................................................................................................	44
	(x)	Listing on NYSE.................................................................................................	45
	(y)	Change of Ownership...........................................................................................	45
	(z)	Maintenance of Properties.......................................................................................	45
9.2	Negative Covenants.........................................................................................................		45
	(a)	Liens.................................................................................................................	45
	(b)	Third Party Guaranties...........................................................................................	46
	(c)	Liens on Shares of Borrowers...................................................................................	46
	(d)	Subordination of Inter-Company Indebtedness...............................................................	46
	(e)	Transaction with Affiliates.......................................................................................	46
	(f)	Change of Flag, Class, Management or Ownership.........................................................	46
	(g)	Chartering.........................................................................................................	46

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		Page
		(h).............................................................................Change in Business	46
		(i)...........................................................................................Sale of Assets	46
		(j).....................................................Changes in Offices or Names	47
		(k).............................................................Consolidation and Merger	47
		(l).............................................................................Change Fiscal Year	47
		(m)...........................................................................................Indebtedness	47
		(n)...................Limitations on Ability to Make Distributions	47
		(o)...............................................................................Change of Control	47
		(p).....................................................................No Money Laundering	48
		(q).....................................................Guarantor Facility Agreement	48
	9.3	Financial Covenants.........................................................................................................	48
		(a)Consolidated Indebtedness to Consolidated EBITDAR Ratio	48
		(b)...................................................................................Working Capital	49
		(c)...........................................Consolidated Tangible Net Worth	49
		(d).....................Consolidated EBITDA to Interest Expense	49
		(e)...............................................................................Minimum Liquidity	49
	9.4	Asset Maintenance...........................................................................................................	49
10.	Grant of Security.........................................................................................................................		49
11.	GUARANTEE...........................................................................................................................		50
	11.1	The Guarantee...............................................................................................................	50
	11.2	Obligations Unconditional...................................................................................................	50
	11.3	Reinstatement.................................................................................................................	51
	11.4	Subrogation...................................................................................................................	51
	11.5	Remedies.....................................................................................................................	51
	11.6	Joint, Several and Solidary Liability.......................................................................................	51
	11.7	Continuing Guarantee.......................................................................................................	52
12.	ASSIGNMENT...........................................................................................................................		52
	12.1	Assignment...................................................................................................................	52
	12.2	Register.........................................................................................................................	52
13.	ILLEGALITY, INCREASED COST, NON-AVAILABILITY, ETC. ...............................................................................................................................................53
	13.1	Illegality.........................................................................................................................	53
	13.2	Increased Costs.............................................................................................................	53
	13.3	Capital Requirements.......................................................................................................	54

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13.4Nonavailability of Funds 54

13.5Market Disruption 54

13.6Notification of Market Disruption 55

13.7Alternative Rate of Interest During Market Disruption 55

13.8Lender's Certificate Conclusive 55

13.9Compensation for Losses 55

14.CURRENCY INDEMNITY 55

14.1Currency Conversion 55

14.2Change in Exchange Rate 56

14.3Additional Debt Due 56

14.4Rate of Exchange 56

15.FEES AND EXPENSES 56

15.1Fees 56

15.2Expenses 56

16.APPLICABLE LAW, JURISDICTION AND WAIVER 57

16.1Applicable Law 57

16.2Jurisdiction 57

16.3WAIVER OF IMMUNITY 57

16.4WAIVER OF JURY TRIAL 57

17.THE AGENTS 57

17.1Appointment of Agents 57

17.2Appointment of Security Trustee 58

17.3Distribution of Payments 58

17.4Holder of Interest in Note 58

17.5No Duty to Examine, Etc 59

17.6Agents as Lenders 59

17.7Acts of the Agents 59

(a)Obligations of the Agents 59

(b)No Duty to Investigate 59

(c)Discretion of the Agents 59

(d)Instructions of Majority Lenders 59

17.8Certain Amendments 59

17.9Assumption re Event of Default 60

17.10Limitations of Liability 60

17.11Indemnification of the Facility Agent and Security Trustee 61

17.12Consultation with Counsel 61

17.13 Resignation 61

17.14 Representations of Lenders 61

17.15 Notification of Event of Default 62

17.16 No Agency or Trusteeship if ING only Lender 62

18.NOTICES AND DEMANDS 62

18.1 Notices 62

19.MISCELLANEOUS 62

19.1 Right of Set-Off 62

19.2 Time of Essence 63

19.3 Unenforceable, etc., Provisions – Effect 63

19.4 References 63

19.5 Further Assurances 63

19.6 Prior Agreements, Merger 63

19.7 Entire Agreement; Amendments 63

19.8 Indemnification 64

19.9 USA Patriot Act Notice; OFAC and Bank Secrecy Act 64

19.10 Counterparts; Electronic Delivery 64

19.11 Headings 64

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(continued)

SCHEDULES

ILenders and Effective Date Outstanding Amounts

IIApproved Ship Brokers

IIILiens

IV Indebtedness

EXHIBITS

AForm of Promissory Note

BForm of Compliance Certificate

CForm of Assignment and Assumption Agreement

DForm of Earnings and Charterparties Assignment

EForm of Insurances Assignment

FForm of Amended and Restated Liberian First Preferred Mortgage

GForm of Panamanian First Priority Naval Mortgage

HForm of Assignment, Assumption, Amendment and Restatement of Marshall Islands First

Preferred Mortgage

IForm of Interest Notice

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ASSIGNMENT, ASSUMPTION, AMENDMENT AND RESTATEMENT OF
SENIOR SECURED TERM LOAN FACILITY AGREEMENT

THIS ASSIGNMENT, ASSUMPTION, AMENDMENT AND RESTATEMENT OF SENIOR SECURED TERM LOAN FACILITY AGREEMENT (the “Agreement”) is made as of the 10th day of June 2015, by and among (1) DRY BULK AMERICAS LTD., a corporation organized and existing under the laws of the British Virgin Islands (“Dry Bulk Americas”) and DRY BULK AUSTRALIA LTD., a corporation organized and existing under the laws of the British Virgin Islands (“Dry Bulk Australia”), as joint and several borrowers (the “Assignees” or the “Borrowers” and each an “Assignee” or a “Borrower”), (2) EAST GULF SHIPHOLDING, INC., a corporation organized and existing under the laws of the Republic of the Marshall Islands (“EGS” or the “Assignor”), as assignor, (3) INTERNATIONAL SHIPHOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as guarantor (the “Guarantor”), (4) the banks and financial institutions listed on Schedule I, as lenders (together with any bank or financial institution which becomes a Lender pursuant to Section 12, the “Lenders” and each a “Lender”), and (5) ING BANK N.V., London branch (“ING”), as facility agent for the Lenders (in such capacity including any successor thereto, the “Facility Agent”) and as security trustee for the Lenders (in such capacity, the “Security Trustee” and, together with the Facility Agent, the “Agents”).

WITNESSETH THAT:

WHEREAS, the Borrowers, the Guarantor, the Agents and the Lenders entered into that certain Senior Secured Term Loan Facility Agreement, dated as of June 20, 2011, as amended by Amendment No. 1, dated as of September 19, 2013, as amended by Amendment No. 2, dated as of November 4, 2014, as amended by Amendment No. 3, dated as of November 17, 2014, and as further amended by Amendment No. 4, dated as of April 20, 2015 and as otherwise modified prior to the date hereof (the “Original Dry Bulk Agreement”);

WHEREAS, EGS, as borrower, the Guarantor, the Agents and the banks and financial institutions listed on Schedule I thereto, as lenders, entered into that certain Senior Secured Term Loan Facility Agreement, dated as of August 2, 2010, as amended by Amendment No. 1, dated as of September 19, 2013, as amended by Amendment No. 2, dated as of November 4, 2014, as amended by Amendment No. 3, dated as of November 17, 2014, as further amended by Amendment No. 4, dated as of April 20, 2015 and as otherwise modified prior to the date hereof (the “Original EGS Agreement”, and, collectively with the Original Dry Bulk Agreement, the “Original Agreements”);

WHEREAS, the Assignor intends to transfer, through a bill of sale, both of the EGS Vessels to Dry Bulk Americas (such transaction, the “EGS Vessels Transfer”);

WHEREAS, in connection with the EGS Vessels Transfer and pursuant to the request of the Assignor, the Creditors (as defined in each of the Original Agreements) are willing, subject to the terms and conditions hereof, to agree to (i) the EGS Vessels Transfer, (ii) the release of the Assignor from its obligations and liabilities under or in connection with the Original EGS Agreement, the Note and the Security Documents (as each such term is defined in the Original EGS Agreement) to which the Assignor is a party, and (iii) the assumption by the

Assignees of the obligations of the Assignor to the Creditors under the Original EGS Agreement, the Note and the Security Documents (as each such term is defined in the Original EGS Agreement);

WHEREAS, in connection with the assignment by the Assignor and the assumption by the Assignees of the rights and obligations under the Original EGS Agreement, the Assignees, the Guarantor and the Creditors desire to amend and restate the provisions of the Original Agreements in accordance with the terms and conditions set forth herein, and consolidate the Facilities (as defined in each of the Original Agreements) into one credit facility comprising of the aggregate principal amount of Fifty-Two Million Three Hundred and Five Thousand Two Hundred and Thirty Eight and Thirteen Hundredths United States Dollars $52,305,238.13) as of the Effective Date to be governed by the terms and conditions set forth herein;

WHEREAS, as security for the performance by the Borrowers of their obligations hereunder, the Borrowers have agreed to grant to the Creditors and to procure the provision to the Creditors of the collateral as referred to herein;

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as set forth below:

1.DEFINITIONS

1.1Specific Definitions. In this Agreement the words and expressions specified below shall,

except where the context otherwise requires, have the meanings attributed to them below:

“Acceptable Accounting Firm”shall mean PricewaterhouseCoopers LLP, or such other

Securities and Exchange Commission recognized accounting firm as shall be approved by the Facility Agent, such approval not to be unreasonably withheld;

“Advance(s)”shall mean the amounts previously advanced to the

Borrowers or the Assignor pursuant to Section 3.2 of the respective Original Agreement;

“Affiliate”shall mean with respect to any Person, any other Person that directly or indirectly controls, is controlled by or under common control with such Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as applied to any Person means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of that Person whether through ownership of voting securities or by contract or otherwise;

“Agents”shall have the meaning ascribed thereto in the preamble;

“Applicable Rate”shall mean any rate of interest applicable to a Tranche from time to time pursuant to Section 6.1;

“Assignment and Assumptionshall mean any Assignment and Assumption Agreement(s)

Agreement(s)”executed pursuant to Section 12 substantially in the form set out in Exhibit C;

“Assignment Notices”shall mean (a) the notice with respect to the Earnings and

Charterparties Assignments substantially in the form set out in Exhibit A thereto, and (b) the notice with respect to the Insurances Assignments substantially in the form set out in Exhibit C thereto;

“Assignee”shall have the meaning ascribed thereto in the introductory paragraph;

“Assignor”shall have the meaning ascribed thereto in the introductory paragraph;

“Assignments”shall mean the Earnings and Charterparties Assignments and the Insurances Assignments;

“Banking Day(s)”shall mean any day that is not a Saturday, Sunday or other day on which (a) banks in New York, New York or London, England are authorized or required by law to remain closed, or (b) banks are not generally open for dealing in dollar deposits in the London interbank market;

“Borrowers”shall have the meaning ascribed thereto in the preamble;

“BULK AMERICAS”shall mean that certain 58,100 dwt handymax bulk carrier owned by Dry Bulk Americas, built in 2012 and registered under the laws of Panama with Patente No. 43644-12;

“Blocked Person”shall mean any of the following currently or in the future:

(i) an individual, entity or vessel named on a Blocked Persons List, or any entity owned or controlled by, directly or indirectly, such individual, entity or vessel, or (ii) (A) an agency or instrumentality of, or an entity owned or controlled by, or acting on behalf of or at the direction of, directly or indirectly, the government of any country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria) (each a “Sanctioned Country”), (B) an entity located, resident in or organized under the laws of a Sanctioned Country, or (C) a national or permanent resident of a Sanctioned Country, or a person located or residing in a Sanctioned Country, to the extent such agency, instrumentality, entity, or person is targeted by Sanctions, or (iii) without duplication of any Person set forth in clause (i) or (ii), any Person located or residing in, organized under the laws of, or operating in a Sanctioned Country;

“Blocked Persons List”shall mean the “Specially Designated Nationals List and

Blocked Persons List” maintained by OFAC and any other similar or equivalent published list of individuals or entities maintained by a Governmental Authority, as the same may be amended, supplemented or substituted from time to time;

“BULK AUSTRALIA”shall mean that certain 170,578 dwt capesize bulk carrier owned by Dry Bulk Australia, built in 2003 and registered under the laws of Liberia with Official No. 11789;

“Cash Equivalents”shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), (ii) time deposits, certificates of deposit, Eurodollar time deposits, overnight repurchase agreements or deposits in the interbank market of any commercial bank of recognized standing organized under the laws of the United States of America, any state thereof or any foreign jurisdiction having capital and surplus in excess of $500,000,000, and rated at least A or the equivalent thereof by S&P, with respect to both (i) and (ii) above, in each case having maturities of less than one year from the date of acquisition, (iii) amounts undrawn and available under committed revolving credit facilities with final maturities in excess of six (6) months and (iv) corporate bonds having (a) a maturity of no more than twelve (12) months and (b) a rating of at least A or the equivalent thereof by S&P; provided that, for purposes of this Agreement, such corporate bonds shall be valued at a margin of 90% of the then current market value thereof;

“Change in Law”shall mean the occurrence, after the Original Closing Date,

of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued;

“Change of Control”shall mean (a) any “person” (as such term is used in

Sections 13(d) and 14(d) of the Exchange Act), other than the Johnsen Family, that becomes the beneficial owner (as defined in Rules 13d-3 under the Exchange Act), directly or indirectly, of more than 30% of the total voting power of the Guarantor or (b) the Guarantor ceases to own, directly or indirectly, 100% of each of the Borrowers or (c) the Board of Directors of either of the Borrowers or the Guarantor ceases to consist of a majority of the directors existing on the Original Dry Bulk Closing Date or directors nominated by at least two-thirds (2/3) of the then existing directors;

“Classification Society”shall mean a member of the International Association of

Classification Societies acceptable to the Lenders with whom a Vessel is entered and who conducts periodic physical surveys and/or inspections of such Vessel;

“Code”shall mean the Internal Revenue Code of 1986, as

amended, and any successor statute and regulation promulgated thereunder;

“Collateral”shall mean, all property or other assets, real or personal,

tangible or intangible, whether now owned or hereafter acquired in which the Security Trustee or any Lender has been granted a security interest pursuant to a Security Document, any Transaction Document (as defined in each of the Original Agreements) or any other Transaction Document (as defined herein);

“Compliance Certificate”shall mean a certificate certifying the compliance by each of the Security Parties with all of its covenants contained herein and showing the calculations thereof in reasonable detail, delivered by the chief financial officer of the Guarantor to the Facility Agent from time to time pursuant to Section 9.1(d) in the form set out in Exhibit B or in such other form as the Facility Agent may agree;

“Consolidated EBITDA”shall mean, for any period, with respect to the Guarantor and its Subsidiaries, the sum of (without duplication) (a) Consolidated Net Income; (b) all Interest Expenses of the Guarantor and the Subsidiaries; (c) income taxes of the Guarantor and the Subsidiaries; (d) depreciation and amortization, as well as other non-cash charges to the extent they have been deducted from income, of the Guarantor and the Subsidiaries determined on a consolidated basis in accordance with GAAP for such period; and (e) the unamortized balance of the gain with respect to the sale of the vessel GREEN BAY pursuant to the sale/leaseback transaction that occurred on February 22, 2012, for the four rolling quarters commencing with the quarter ending September 30, 2014 and ending with the quarter ending June 30, 2015; provided, that if any Subsidiary is not wholly-owned by the Guarantor, Consolidated EBITDA shall be reduced (to the extent not otherwise reduced in accordance with GAAP) by an amount equal to (i) the amount of Consolidated Net Income attributable to such Subsidiary multiplied by (ii) the percentage ownership interest in the income of such Subsidiary not owned by the Guarantor on the last day of such period, but adding back other non-cash charges to the extent they have been deducted from income in accordance with GAAP; provided, however, that if any acquisition or disposition of assets permitted to be made under this Agreement (other than non-material acquisitions or dispositions in the ordinary course of business, each with a total value of less than $2,000,000) occurs during such period of determination, Consolidated EBITDA for such period shall be calculated on a pro forma basis to give effect to such acquisition or disposition as if each such acquisition or disposition has been consummated on the first day of such period; provided, further that Consolidated EBITDA based on any such acquisition shall only be based on contracted cash flow;

“Consolidated EBITDAR”shall mean, with respect to the Guarantor and the

Subsidiaries, on a consolidated basis, for any period (without duplication) the sum of (i) Consolidated EBITDA for such period plus (ii) Lease Expense for such period;

“Consolidated Indebtedness”shall mean the sum of (i) all Indebtedness of the Guarantor and the Subsidiaries determined on a consolidated basis in accordance with GAAP and (ii) the product of six (6) multiplied by the Lease Expense of the Guarantor and the Subsidiaries for the past twelve (12) months determined on a consolidated basis;

“Consolidated Net Income”shall mean, for any period, the consolidated net income of the Guarantor and the Subsidiaries for such period, as shown on the consolidated financial statements of the Guarantor and the Subsidiaries delivered in accordance with Section 9.1(d);

“Consolidated Tangible Net Worth” shall mean, with respect to the Guarantor and the Subsidiaries, at any date for which a determination is to be made (determined on a consolidated basis without duplication in accordance with GAAP) (a) the amount of capital stock (including its outstanding preferred stock); plus (b) the amount of surplus and retained earnings (or, in the case of a surplus or retained earnings deficit, minus the amount of such deficit); plus (c) deferred charges to the extent amortized and acquired contract costs net of accumulated amortization as stated on the then most recent audited balance sheet of the Guarantor; minus (d) the sum of (i) the cost of treasury shares and (ii) the book value of all assets that should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) but in any event including goodwill, minority interests, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any write up in the book value of assets resulting from a revaluation thereof subsequent to December 31, 1996;

“Creditors”shall mean, together, the Agents and the Lenders, each a

“Creditor”;

“C Transport”shall mean C Transport Holding Ltd., a corporation incorporated under the laws of Bermuda and a member of the Livanos Group;

“C Transport Maritime”shall mean C Transport Maritime S.A.M., a company organized under the laws of Monaco;

“Default”shall mean any event that would, with the giving of notice or passage of time, or both, be an Event of Default;

“Default Rate”shall mean a rate per annum equal to one and one-half percent (1.50%) over the Applicable Rate then in effect;

“DOC”shall mean a document of compliance issued to an

Operator in accordance with rule 13 of the ISM Code;

“Dollars” and the sign “$”shall mean the legal currency, at any relevant time hereunder, of the United States of America and, in relation to all payments hereunder, in same day funds settled through the New York Clearing House Interbank Payments System (or such other Dollar funds as may be determined by the Facility Agent to be customary for the settlement in New York City of banking transactions of the type herein involved);

shall have the meaning ascribed thereto in the preamble;

shall mean the portion of the Facility attributable to BULK AMERICAS made available by the Lenders to the Borrowers in the outstanding principal amount set forth in Schedule I as of the Effective Date;

shall have the meaning ascribed thereto in the preamble;

shall mean the portion of the Facility attributable to BULK AUSTRALIA made available by the Lenders to the Borrowers in the outstanding principal amount set forth in Schedule I as of the Effective Date;

“Dry Bulk Cape”shall mean Dry Bulk Cape Holding Associated Inc., a corporation incorporated under the laws of Panama and a member of the Livanos Group;

“Dry Bulk Tranches”shall mean the Dry Bulk Americas Tranche and the Dry

Bulk Australia Tranche;

“Dry Bulk Vessels”shall mean BULK AMERICAS and BULK AUSTRALIA;

“Earnings and Charterpartiesshall mean the first priority assignments of earnings, charterparties

Assignment(s) and requisition compensation in respect of (i) the earnings of a Vessel from any and all sources (including requisition compensation) and (ii) any charter or other contract relating to a Vessel (including the Revenue Sharing Agreement), to be executed by the Borrowers in favor of the Security Trustee pursuant to Section 4.1(k)(iii), substantially in the form set out in ExhibitD:

 “Effective Date”shall mean the day and year first written above;

“EGS”shall have the meaning ascribed thereto in the introductory paragraph;

“EGS CREST”shall mean that certain 36,000 dwt bulk carrier, owned by

Dry Bulk Americas, built in 2011 and registered under the laws of the Republic of the Marshall Islands with O.N. 4003;

“EGS Crest Tranche”shall mean the portion of the Facility attributable to EGS

CREST made available by the Lenders to the Borrowers in the outstanding principal amount set forth in Schedule I as of the Effective Date;

“EGS Tranches”shall mean the EGS Crest Tranche and the EGS Wave

Tranche;

“EGS Vessels”shall mean EGS CREST and EGS WAVE;

“EGS Vessels Transfer”shall have the meaning ascribed thereto in the preamble;

“EGS WAVE”shall mean that certain 36,000 dwt bulk carrier, owned by

Dry Bulk Americas, built in 2011 and registered under the laws of the Republic of the Marshall Islands with O.N. 4005;

“EGS Wave Tranche”shall mean the portion of the Facility attributable to EGS

WAVE made available by the Lenders to the Borrowers in the outstanding principal amount set forth in Schedule I as of the Effective Date;

“Environmental Affiliate(s)”shall mean, with respect to a Security Party, any Person or entity, the liability of which for Environmental Claims any Security Party may have assumed by contract or operation of law;

“Environmental Approval(s)”shall have the meaning ascribed thereto in Section 2.1(p);

“Environmental Claim(s)”shall have the meaning ascribed thereto in Section 2.1(p);

“Environmental Law(s)”shall have the meaning ascribed thereto in Section 2.1(p);

“ERISA”shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute and regulation promulgated thereunder;

“ERISA Affiliate”shall mean a trade or business (whether or not incorporated) which is under common control with the Borrowers, the Guarantor or any of their Subsidiaries within the meaning of Sections 414(b), (c), (m) or (o) of the Code;

“ERISA Funding Event”shall mean (i) any failure by any Plan to satisfy the minimum funding standards (for purposes of Section 412 of the Code or Section 302 of ERISA), whether or not waived, (ii) the filing pursuant to Section 412 of the Code or Section 303 of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan,

(iii) the failure by any member of the ERISA Group or any ERISA Affiliate to make any required contribution to a Multiemployer Plan, (iv) a determination that any Plan is, or is expected to be, in “at risk” status (within the meaning of Section 430(i) of the Code), (v) the incurrence by any member of the ERISA Group or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, or (vi) a determination that a Multiemployer Plan is, or is expected to be, in endangered status within the meaning of Section 432 of the Code or Section 305 of ERISA;

“ERISA Group”shall mean the Borrowers, the Guarantor and each of their subsidiaries;

“ERISA Termination Event”shall mean (i) the imposition of any lien in favor of the

PBGC or any Plan or Multiemployer Plan, (ii) the receipt by any member of the ERISA Group or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Multiemployer Plan or to appoint a trustee to administer any Plan or Multiemployer Plan under Section 4042 of ERISA, (iii) the receipt by any member of the ERISA Group or any ERISA Affiliate of any notice that a Multiemployer Plan is in critical status within the meaning of Section 432 of the Code or Section 305 of ERISA,

(iv) the filing of a notice of intent to terminate a Plan under Section 4041 of ERISA, (v) the imposition of any liability on any member of the ERISA Group or any ERISA Affiliate in connection with the termination of any Plan or Multiemployer Plan, (vi) the occurrence of a “reportable event,” as defined in Section 4043 of ERISA with respect to any Plan or Multiemployer Plan, or (vii) the occurrence of any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan;

“Event(s) of Default”shall mean any of the events set out in Section 8.1;

“Exchange Act”shall mean the Securities and Exchange Act of 1934, as amended;

“Facility”shall mean the facility made available by the Lenders to the

Borrowers, on a joint and several basis, pursuant to Section 3 hereof consisting of the Tranches, in the aggregate principal amount of Fifty-Two Million Three Hundred and Five Thousand Two Hundred and Thirty Eight and Thirteen Hundredths United States Dollars ($52,305,238.13);

“Facility Agent”shall have the meaning ascribed thereto in the preamble;

“Fair Market Value”shall mean, in respect of each Vessel, the average of two appraisals (measured in Dollars) on a “willing seller, willing buyer” basis of such Vessel free from any charterparty or other employment contract from ship brokers listed in Schedule II or such other independent ship brokers approved by the Majority Lenders and addressed to the Facility Agent, no such appraisal to be dated more than thirty (30) days prior to the date on which a determination of Fair Market Value is required pursuant to this Agreement;

“FATCA”shall mean Sections 1471 through 1474 of the Code and any regulations thereunder issued by the United States Treasury or any official interpretations or administrative guidance relating thereto;

“FATCA Deduction”shall mean a deduction or withholding from a payment under this Agreement or any Security Document required by or under FATCA;

“FATCA Exempt Party”shall mean a FATCA Relevant Party who is entitled under

FATCA to receive payments free from any FATCA Deduction;

“FATCA Non-Exempt Party”shall mean a FATCA Relevant Party who is not a FATCA

Exempt Party;

“FATCA Non-Exempt Lender”shall mean any Lender who is a FATCA Non-Exempt

Party;

“FATCA Protected Lender”shall mean any Lender irrevocably designated as such pursuant to Section 17.8 by the Borrowers by written notice to that Lender and the Agent;

“FATCA Relevant Party”shall mean each Creditor and each Security Party;

“Final Payment Date”shall mean in connection with (i) the Dry Bulk Americas

Tranche, June 20, 2018, (ii) the Dry Bulk Australia Tranche, June 20, 2018, (iii) the EGS Crest Tranche, January 5, 2018 and (iii) the EGS Wave Tranche, January 24, 2018;

“Foreign Plan”shall mean an “employee benefit plan” (as defined in

Section 3(3) of ERISA) that is excluded from coverage under ERISA by Section 4(b)(4) thereof and is maintained or contributed to by any member of the ERISA Group or for which any member of the ERISA Group has any liability;

“Foreign Termination Event”shall mean the occurrence of an event with respect to the funding or maintenance of a Foreign Plan, that could reasonably be expected to result in an impairment of the Collateral;

“Foreign Underfunding”shall mean the excess, if any, of the accrued benefit obligations of a Foreign Plan (based on those assumptions used to fund that Foreign Plan or, if that Foreign Plan is unfunded, based on those assumptions used for financial accounting statement purposes or, if accrued benefit obligations are not calculated for financial accounting purposes, based on such reasonable assumptions as may be approved by the independent auditors of the applicable member of the ERISA Group for these purposes) over the assets of such Foreign Plan;

“GAAP”shall have the meaning ascribed thereto in Section 1.3;

“Governmental Authority”shall mean any nation or government, any state or other political subdivision thereof and any agency, authority, commission, board, bureau or instrumentality exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government;

“Guaranteed Obligations”shall have the meaning ascribed thereto in Section 11.1;

“Guarantor”shall have the meaning ascribed thereto in the preamble;

“Guarantor Facility Agreement”shall mean that certain senior secured credit agreement dated September 24, 2013, by and among, inter alios, (1) the Guarantor and its domestic subsidiaries, as joint and several borrowers, (2) Regions Bank, as administrative agent and collateral agent, and (3) the lenders party thereto, as the same may be amended, modified, supplemented and/or restated from time to time;

“Impairment Losses”shall mean any impairment losses incurred by the

Guarantor, on a consolidated basis, which, in accordance with GAAP, would result from the placement of the following assets as held for sale on the balance sheet: the vessels EGS TIDE, EGS WAVE, EGS CREST, NAIDA RAMIL, PEGGY PALMER and OCEAN PORPOISE;

“Indebtedness”shall mean, with respect to any Person at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery thereof or the completion of such services, except trade payables, (v) all obligations on account of principal of such Person as lessee under capitalized leases, (vi) all indebtedness of other Persons secured by a lien on any asset of such Person, whether or not such indebtedness is assumed by such Person; provided that the amount of such indebtedness shall be the lesser of (a) the fair market value of such asset at such date of determination and (b) the amount of such indebtedness, and (vii) all indebtedness of other Persons guaranteed by such Person to the extent guaranteed; the amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation, provided that the amount outstanding at any time of any indebtedness issued with original issue discount is the face amount of such indebtedness less the remaining unamortized portion of the original issue discount of such indebtedness at such time as determined in conformity with GAAP; and provided further that

Indebtedness shall not include any liability for current or deferred federal, state, local or other taxes, or any current trade payables;

“Indemnitee”shall have the meaning ascribed thereto in Section 19.8;

“Insurances Assignment(s)”shall mean the first priority assignment in respect of the insurances over each of the Vessels, to be executed by the respective Borrower in favor of the Security Trustee pursuant to Section 4.1(k)(ii), substantially in the form set out in Exhibit E;

“Interest Expense”shall mean, with respect to the Guarantor and the

Subsidiaries, on a consolidated basis, for any period (without duplication), interest expense, whether paid or accrued (including the interest component of capitalized leases), on all Indebtedness of the Guarantor and the Subsidiaries for such period, net of interest income, all determined in accordance with GAAP;

“Interest Notice”shall mean a notice from the Borrowers to the Facility

Agent specifying the duration of any relevant Interest Period substantially in the form set out in Exhibit I;

“Interest Period(s)”shall mean period(s) of three (3) or six (6) months as selected by the Borrowers, or as otherwise agreed by the Lenders and the Borrowers;

“Interest Rate Agreements”shall mean any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement entered into among the Borrowers or the Guarantor with the Swap Bank, which is designed to protect the Borrowers and the Guarantor against fluctuations in interest rates applicable under this Agreement, to or under which the Borrowers or the Guarantor is a party or a beneficiary as of the Original Closing Date or becomes a party or a beneficiary hereafter;

“ISM Code”shall mean the International Safety Management Code for the Safe Operating of Ships and for Pollution Prevention constituted pursuant to Resolution A.741(18) of the International Maritime Organization and incorporated into the Safety of Life at Sea Convention and includes any amendments or extensions thereto and any regulation issued pursuant thereto;

“ISPS Code”shall mean the International Ship and Port Facility Security

Code adopted by the International Maritime Organization at a conference in December, 2002 and amending the Safety of Life at Sea Convention and includes any amendments or extensions thereto and any regulation issued pursuant thereto;

“ISSC”shall mean the International Ship Security Certificate issued pursuant to the ISPS Code;

“Johnsen Family”shall mean (i) Niels W. Johnsen, Erik F. Johnsen, Niels M.

Johnsen and Erik L. Johnsen; (ii) the wives and issue of Niels W. Johnsen, Erik F. Johnsen, Niels M. Johnsen and Erik L. Johnsen; and (iii) any trust for the benefit of, or controlled by, any of foregoing;

“Lease Expense”shall mean, for any Person on a consolidated basis, for any period (without duplication), all amounts payable under any operating leases and time charter agreements which may be classified as operating lease expenses, charter hire expenses or rent, as determined in accordance with GAAP during the relevant period;

“LIBOR Rate”shall mean, with respect to any Interest Period for any

Advance, the rate per annum determined by the Facility Agent to be (i) the rate of interest as displayed on Reuters Screen LIBOR01 (or such other page as may replace such Reuters Screen LIBOR01 on such system or on any other system of the information vendor for the time being designated by ICE Benchmark Administration Limited (or any other Person that takes over administration of that rate) as the rate per annum at which deposits are being quoted to prime banks in Dollars for the relevant Interest Period at the London Interbank Market as of 11:00 A.M. London time, on the day that is two Banking Days prior to the first day of such Interest Period, or (ii) if such rate does not appear on such page or such service for the purposes of paragraph (i) or the Facility Agent determines that no rate for the relevant period of time appears on such page or service, the annual rate of interest rates quoted by the Facility Agent to leading banks in the London Interbank Market in the ordinary course of business as of 11:00 A.M. London time, on the day that is two Banking Days prior to the first day of such Interest Period; provided, however, that if the Facility Agent (after consultation with the

Lenders) determines that the Lenders are not able to borrow Dollars from leading banks in the London Interbank Market in the ordinary course of business at published rates, LIBOR shall be determined in accordance with Section 13.6; provided, further, that in no event shall LIBOR Rate be less than 0% per annum;

“Livanos Group”shall mean the group of companies engaged in the shipping industry and directly or indirectly owned by Ceres Shipping Ltd., a Bermuda corporation;

“Mandatory Costs”shall mean in relation to the Facility or an unpaid sum the rate per annum notified by any Lender to the Facility Agent to be the cost to that Lender of compliance with all reserve asset, liquidity or cash margin or similar requirement of any Federal Reserve Bank, any other central bank or European Central Bank or the Financial Services Authority or similar institution whose requirements such Lender complies with;

“Majority Lenders”at any time shall mean Lenders having aggregate amount of Advances of more than 66.66% of the Facility;

“Margin”shall mean the rate per annum equal to two and one-half percent (2.50%);

“Material Adverse Effect”shall mean a material adverse effect on the ability of either of the Borrowers and/or the Guarantor to meet any of their respective obligations with regard to (i) the Facility and the financing arrangements established in connection therewith or (ii) any of their respective other obligations that are material to the Borrowers and the Guarantor considered as a whole;

“Materials of Environmentalshall have the meaning ascribed thereto in Section 2.1(p);

Concern”

“Mortgage”shall mean (i) that certain First Preferred Mortgage, dated as of June 20, 2011, granted by Dry Bulk Australia, as Owner in favor of the Security Trustee, as Mortgagee, as amended and restated pursuant to an Amended and Restated First Preferred Mortgage, dated as of the Effective Date relating to the BULK AUSTRALIA substantially in the form set out in Exhibit F, (ii) the First Priority Naval Mortgage, dated as of the Effective Date granted by Dry Bulk Americas, as Owner in favor of the Security Trustee, as Mortgagee substantially in the form set out in Exhibit G; (iii) that certain First Preferred Mortgage, dated as of January 5, 2011, granted by EGS, as Owner in favor of the Security Trustee, as Mortgagee, as amended, restated and assumed by Dry Bulk Americas pursuant to an Amended and Restated First Preferred Mortgage, dated as of the Effective Date relating to the EGS CREST substantially in the form set out in Exhibit H, and (iv) that certain First Preferred Mortgage, dated as of January 23, 2011, granted by EGS, as Owner in favor of the Security Trustee, as Mortgagee, as amended, restated and assumed by Dry Bulk Americas pursuant to an Amended and Restated First Preferred Mortgage, dated as of the Effective Date relating to the EGS WAVE substantially in the form set out in Exhibit H;

“MTSA”shall mean the Maritime & Transportation Security Act,

2002, as amended, inter alia, by Public Law 107-295;

“Multiemployer Plan”shall mean, at any time, a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any member of the ERISA Group or any ERISA Affiliate has any liability or obligation to contribute or has within any of the six preceding plan years had any liability or obligation to contribute;

“Note”shall mean the promissory note, dated as of the Effective

Date executed by the Borrowers to the order of the Facility Agent pursuant to Section 4.1(c), to evidence the Facility substantially in the form set out in Exhibit A;

“OFAC”shall have the meaning ascribed thereto in Section 19.9;

“Operator”shall mean the Person who is concerned with the operation of any Vessel and falls within the definition of “Company” set out in rule 1.1.2 of the ISM Code;

“Original Agreements”shall have the meaning ascribed thereto in the preamble;

“Original Closing Date”shall mean (x) with respect to the EGS Tranches, August 2,

2010 and (y) with respect to the Dry Bulk Tranches, June 20, 2011;

“Original Dry Bulk Agreement”shall have the meaning ascribed thereto in the preamble;

“Original Dry Bulk Closing Date” shall mean June 20, 2011;

“Original EGS Agreement”shall have the meaning ascribed thereto in the preamble;

“Original Security Documents”shall have the meaning ascribed thereto in Section 1.5;

“Payment Dates”shall mean with respect to each Tranche, the dates set forth below and the dates falling at three (3) month intervals thereafter, the last of which is the Final Payment Date relating to such Tranche:

(i) with respect to the Dry Bulk Americas Tranche, July 24, 2015,
(ii) with respect to the Dry Bulk Australia Tranche, June 20, 2015,
(iii) with respect to the EGS Crest Tranche, July 6, 2015, and
(iv) with respect to the EGS Wave Tranche, July 24, 2015.

“PBGC”shall mean the Pension Benefit Guaranty Corporation or any successor entity thereto;

“Person”shall mean any individual, sole proprietorship, corporation,

partnership (general or limited), limited liability company, business trust, bank, trust company, joint venture, association, joint stock company, trust or other unincorporated organization, whether or not a legal entity, or any government or agency or political subdivision thereof;

“Plan”shall mean any employee benefit plan (other than a

Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 302 of ERISA, and in respect to which any member of the ERISA Group or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA;

“Proceeding”shall have the meaning ascribed thereto in Section 8.1(i);

“Required Percentage”shall mean:

(A) with respect to the Dry Bulk Tranches (i) one hundred twenty five percent (125%) through September 30, 2015, (ii) one hundred thirty percent (130%) from October 1, 2015 through March 31, 2016, (iii) one hundred fifty percent (150%) from April 1, 2016 through June 20, 2017, and (iv) one hundred fifty five percent (155%) at all times thereafter, and

(B) with respect to the EGS Tranche ( i) one hundred twenty five percent (125%) through September 30, 2013, (ii) one hundred thirty percent (130%)through March 31, 2015, (iii) one hundred fifty percent (150%) April 1, 2016 until January 20, 2017 and one hundred fifty-five percent (155%) from January 20, 2017, and at all times there after

“Revenue Sharing Agreement”           shall mean that certain revenue sharing agreement, dated

March 25, 2011, as may be amended, restated, supplemented, novated or substituted from time to time, entered into by and between, inter alia, Dry Bulk Australia, as a member, Dry Bulk Cape, as the company, C Transport, as the manager, and Dry Bulk Americas, pursuant to which, inter alia, the parties thereto have agreed to share in the revenues generated by each of the Dry Bulk Vessels and pursuant to which C Transport has been appointed commercial manager for each of the Dry Bulk Vessels, according to the terms and provisions thereof;

“Sanctions”shall mean any trade, economic or financial sanctions,

laws, regulations, embargoes or restrictive measures (i) enacted, enforced or imposed by the United States, including without limitation, the Trading With The Enemy Act, the International Emergency, Economic Powers Act, the Iran Sanctions Act of 1996, as amended, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the National Defense Authorization Act of 2012 (including the Iran Freedom Counter-Proliferation Act), the Iran Threat Reduction and Syria Human Rights Act of 2012, all as amended; any executive order, directive, or regulation pursuant to the authority of any of the foregoing, including the regulations of the U.S. Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued or administered thereunder by OFAC (including the Specially Designated Nationals List), and (ii) any non-U.S. economic or financial sanctions, regulations, trade embargoes or other restrictive measures promulgated or administered by the United Nations

Security Council, the European Union or its Member States (including, without limitation, the United Kingdom and France), or the respective governmental institutions and agencies of any of the foregoing, including without limitation, OFAC, the United States Department of State, and Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (all of the foregoing collectively referred to as the “Sanctions Authorities”) that are applicable to (A) a Security Party or any Affiliate thereof in the operation of its business or (B) a Lender and have been designated as “Sanctions” by the Facility Agent (acting on the request of such Lender) but only to the extent that compliance with such sanctions, regulations, trade embargoes or other restrictive measures so designated does not conflict with any of the provisions listed in (i) and (ii)(A) hereof;

“Security Document(s)”shall mean the Mortgages, the Assignments and any other documents that may be executed as security for the Facility and the Borrowers' obligations in connection therewith;

“Security Party(ies)”shall mean each of the Borrowers and the Guarantor;

“Security Trustee”shall have the meaning ascribed thereto in the preamble;

“SMC”shall mean the safety management certificate issued in

respect of a Vessel in accordance with rule 13 of the ISM code;

“subsidiary”shall mean, with respect to any Person, any business entity of which more than 50% of the outstanding voting stock or other equity interest is owned directly or indirectly by such Person and/or one or more other subsidiaries of such Person;

“Subsidiary(ies)”shall mean all of the subsidiaries of the Guarantor;

“Swap Bank”shall mean ING;

“Taxes”shall mean any present or future income or other taxes,

levies, duties, charges, fees, deductions or withholdings of any nature now or hereafter imposed, levied, collected, withheld or assessed by any taxing authority whatsoever, except for (i) taxes on or measured by the overall net income of each Lender imposed by its jurisdiction of incorporation or applicable lending office, the United States of America, the State or City of New York or any governmental subdivision or taxing authority of any thereof or by any other taxing authority having jurisdiction over such Lender (unless such jurisdiction is asserted by reason of the activities of the Borrowers or any of the Subsidiaries) or (ii) taxes imposed under FATCA

“Total Loss”shall have the meaning ascribed thereto in the Mortgages;

“Tranche(s)”shall mean any, all or any combination, as the context requires, of the EGS Crest Tranche, the EGS Wave Tranche, the Dry Bulk Americas Tranche and the Dry Bulk Australia Tranche;

“Transaction Documents”shall mean each of this Agreement, the Note and the

Security Documents;

“Vessel(s)”shall mean any, all or any combination, as the context requires, of BULK AUSTRALIA, BULK AMERICAS, EGS WAVE and EGS CREST;

1.2Computation of Time Periods; Other Definitional Provisions. In this Agreement, the

Note and the other Security Documents, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; words importing either gender include the other gender; references to “writing” include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement, the Note or such Security Document, as applicable; references to agreements and other contractual instruments (including this Agreement, the Note and the Security Documents) shall be deemed to include all subsequent amendments, amendments and restatements, supplements, extensions, replacements and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of this Agreement, the Note or any Security Document); references to any matter that is “approved” or requires “approval” of a party shall mean approval given in the sole and absolute discretion of such party unless otherwise specified.

1.3Accounting Terms. Unless otherwise specified herein, all accounting terms used in this

Agreement, the Note and in the Security Documents shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Facility Agent or to the Lenders under this Agreement shall be prepared, in accordance with generally accepted accounting principles for the United States (“GAAP”), as amended from time to time including amendments to GAAP made as a result of the conformity of GAAP to International Financial Reporting Standards, provided, however, that for purposes of determining the Guarantor’s ratios and covenants set forth in Section 9.3, GAAP shall be GAAP in effect as at March 31, 2014.

1.4Certain Matters Regarding Materiality. To the extent that any representation, warranty,

covenant or other undertaking of any of the Security Parties in this Agreement is qualified by reference to those which are not reasonably expected to result in a “Material Adverse Effect” or language of similar import, no inference shall be drawn therefrom that any Agent or Lender has knowledge or approves of any noncompliance by any of the Security Parties with any governmental rule.

1.5Amendment and Restatement. Each of the parties hereto acknowledges and agrees that

(i) this Agreement represents, among other things, an amendment, restatement, renewal, consolidation and modification of the loans made under the Original EGS Agreement and the loans made under the Original Dry Bulk Agreement and certain of the documents that were executed as security for said loans and the Assignor’s and the Assignees’ respective obligations in connection therewith (the "Original Security Documents"); (ii) this Agreement and the Security Documents (as such term is hereinafter defined) shall secure, without interruption or impairment of any kind, all existing indebtedness of each of the Assignor and the Borrowers under the Original Agreements and the Original Security Documents to which it is a party as so assigned, assumed, amended, restated, restructured, renewed, consolidated and modified hereunder and by the Security Documents executed and delivered in connection herewith; (iii) all liens evidenced by the Original Agreements and the Original Security Documents, to the extent assigned, assumed, amended, restated, restructured, renewed, consolidated and modified hereunder, are hereby ratified, confirmed and continued; (iv) this Agreement and the Security Documents are intended to restructure, restate, renew, consolidate, amend and modify the Original Agreements and the Original Security Documents; (v) this Agreement is an amendment and restatement in its entirety of the Original Agreements, and from and after the Effective Date, except as otherwise provided in Section 3.1(c) with respect to EGS, all rights and obligations of the parties under the Original Agreements, as amended hereby, without duplication, shall survive hereunder; and (vi) the Note (as hereinafter defined) amends, renews, modifies, replaces, is substituted for and supersedes in its entirety, but does not extinguish the existing indebtedness arising under, the promissory notes issued in connection with the Original Agreements.

2.REPRESENTATIONS AND WARRANTIES

2.1Representations and Warranties. In order to induce the Creditors to enter into this

Agreement and to continue to make the Facility available, each Security Party hereby represents and warrants to the Creditors (which representations and warranties shall survive the execution and delivery of this Agreement and the Note) that:

(a) Due Organization and Power. Each Security Party is duly incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation, has full power to carry on its business as now being conducted and to enter into and perform its obligations under this Agreement, the Note and the Security Documents to which it is a party, and has complied with all statutory, regulatory and other requirements relative to such business and such agreements;

(b) Authorization and Consents. All necessary corporate action has been taken to authorize, and all necessary consents and authorities have been obtained and remain in full force and effect to permit, each Security Party to enter into and perform its obligations under this Agreement, the Note and the Security Documents and, in the case of the Borrowers to service and repay the Facility and, as of the Effective Date, no further consents or authorities are necessary for the service and repayment of the Facility or any part thereof;

(c) Binding Obligations. This Agreement, the Note and the Security Documents constitute or will, when executed and delivered, constitute the legal, valid and binding obligations of each Security Party that is a party thereto enforceable against such Security Party in accordance with their respective terms, except to the extent that such enforcement may be limited by equitable principles, principles of public policy or applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights;

(d) No Violation. The execution and delivery of, and the performance of the provisions of, this Agreement, the Note and those of the Security Documents to which it is to be a party by each Security Party do not contravene any applicable law or regulation existing at the Original Closing Date or the Effective Date or any contractual restriction binding on such Security Party or the certificate of incorporation or by-laws (or equivalent instruments) thereof and that the proceeds of the Facility shall be used by the Borrowers exclusively for their own account;

(e) Filings; Stamp Taxes. Other than the recording of the Mortgages with the appropriate authorities for the Republic of Liberia, the Republic of the Marshall Islands and Panama, as applicable, and the filing of Uniform Commercial Code Financing Statements with the Recorder of Deeds in the District of Columbia and the Secretary of State of the State of Alabama in respect of the Assignments, and the payment and filing or recording fees consequent thereto, it is not necessary for the legality, validity, enforceability or admissibility into evidence of this Agreement, the Note or the Security Documents that any of them or any document relating thereto be registered, filed, recorded or enrolled with any court or authority in any relevant jurisdiction or that any stamp, registration or similar Taxes be paid on or in relation to this Agreement, the Note or any of the Security Documents;

(f) Litigation. No action, suit or proceeding is pending or threatened against any Security Party before any court, board of arbitration or administrative agency which could or might have a Material Adverse Effect;

(g) No Default. No Security Party is in default under any material agreement by which it is bound, or is in default in respect of any material financial commitment or obligation;
(h) Vessels. Each of the Vessels:
(i)

is in the sole and absolute ownership of the applicable Borrower and duly registered in such Borrower's name under the Liberian, Marshall Islands, or Panamanian flag, as the case may be, unencumbered, save and except for the Mortgage thereon and as permitted thereby;

(ii)is classed in the highest classification and rating for vessels of the same age and type with its Classification Society without any material outstanding recommendations;

(iii) is operationally seaworthy and in every way fit for its intended service; and

(iv) is insured in accordance with the provisions of the Mortgage thereon and all of the requirements thereof in respect of such insurances have been fulfilled;

(i) Insurance. Each of the Security Parties has insured its properties and assets against such risks and in such amounts as are customary for companies engaged in similar businesses;

(j) Financial Information. Except as otherwise disclosed in writing to the Facility Agent on or prior to the Effective Date, all financial statements, information and other data furnished by any Security Party to the Facility Agent are complete and correct, such financial statements have been prepared in accordance with GAAP and accurately and fairly present the financial condition of the parties covered thereby as of the respective dates thereof and the results of the operations thereof for the period or respective periods covered by such financial statements, and since the date of the Guarantor's financial statements most recently delivered to the Facility Agent there has been no Material Adverse Effect as to any of such parties and none thereof has any contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate except as disclosed in such statements, information and data;

(k) Tax Returns. Each Security Party has filed all material tax returns required to be filed thereby and has paid all taxes payable thereby which have become due, other than those not yet delinquent or the nonpayment of which would not have a Material Adverse Effect and except for those taxes being contested in good faith and by appropriate proceedings or other acts and for which adequate reserves shall have been set aside on its books;

(l) ERISA. The execution and delivery of this Agreement and the consummation of the transactions hereunder will not involve any “prohibited transaction” for purposes of Section 406 of ERISA or Section 4975 of the Code and no condition exists or event or transaction has occurred in connection with any Plan maintained or contributed to by (or required to be maintained or contributed to by) any member of the ERISA Group or any ERISA Affiliate resulting from the failure of any thereof to comply with ERISA that is reasonably likely to result in any member of the ERISA Group or any ERISA Affiliate incurring any liability, fine or penalty which individually or in the aggregate could have a Material Adverse Effect. No ERISA Termination Event or Foreign Termination Event has occurred or could be reasonably expected to occur nor does any ERISA Funding Event or Foreign Underfunding exist or has occurred or could be reasonably expected to exist or to occur;

(m) Chief Executive Office. The chief executive office and chief place of business of each Security Party and the office in which the records relating to the earnings and other receivables of each Security Party are kept is, and will continue to be, located at 11 North Water Street, Suite 18290, Mobile, Alabama 36602, USA until such time as each Security Party relocates its offices to New Orleans, Louisiana with prior written notice to the Facility Agent, which is anticipated to be the first half of 2016;

(n)Foreign Trade Control Regulations. (i) None of the Security Parties nor any of

their respective Subsidiaries, nor any director, officer, employee, agent, Affiliate or representative of a Security Party, is any Person that is, or is owned or controlled by a Person that is a Blocked Person or otherwise the subject of any Sanctions;

(ii) The Borrowers have not used, and will not use, directly or indirectly, the proceeds of the Facility, or have not lent, contributed or otherwise made available, and will not lend, contribute or otherwise make available, such proceeds to any subsidiary, joint venture partner or other Person:

(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or
(B) in any other manner that will result in a violation of Sanctions by any Person.

(iii) None of the Security Parties have knowingly engaged in, are now knowingly engaged in, and will knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions; and

(iv) None of the transactions contemplated herein will violate Sanctions.

(o)Equity Ownership. Each of the Borrowers is owned, directly or indirectly, one hundred percent (100%) by the Guarantor;

(p)Environmental Matters and Claims. (a) Except as heretofore disclosed in writing to the Facility Agent (i) each of the Borrowers and its Affiliates (which for purposes of this Section 2.1(p) shall be deemed to include the Guarantor and its Affiliates) will, when required to operate their business as then being conducted, be in compliance with all applicable United States federal and state, local, foreign and international laws, regulations, conventions and agreements relating to pollution prevention or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, navigable waters, waters of the contiguous zone, ocean waters and international waters), including, without limitation, laws, regulations, conventions and agreements relating to (1) emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous materials, oil, hazardous substances, petroleum and petroleum products and by-products (“Materials of Environmental Concern”), or (2) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (“Environmental Laws”); (ii) each of the Borrowers and its Affiliates will, when required, have all permits, licenses, approvals, rulings, variances, exemptions, clearances, consents or other authorizations required under applicable Environmental Laws (“Environmental Approvals”) and will, when required, be in compliance with all Environmental Approvals required to operate their business as then being conducted; (iii) neither of the Borrowers has nor has any Affiliate thereof received any notice of any claim, action, cause of action, investigation or demand by any person, entity, enterprise or government, or any political subdivision, intergovernmental body or agency, department or instrumentality thereof, alleging potential liability for, or a requirement to incur, material investigator costs, cleanup costs, response and/or remedial costs (whether incurred by a governmental entity or otherwise), natural resources damages, property damages, personal injuries, attorneys' fees and expenses, or fines or penalties, in each case arising out of, based on or resulting from (1) the presence, or release or threat of release into the environment, of any Materials of Environmental Concern at any location, whether or not owned by such person, or (2) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law or Environmental Approval (“Environmental Claim”) (other than Environmental Claims that have been fully and finally adjudicated or otherwise determined and all fines, penalties and other costs, if any, payable by the Security Parties in respect thereof have been paid in full or which are fully covered by insurance (including permitted deductibles)); and (iv) there are no circumstances that may prevent or interfere with such full compliance in the future; and (b) except as heretofore disclosed in writing to the Facility Agent there is no Environmental Claim pending or threatened against either of the Borrowers or any Affiliate thereof and there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge or disposal of any Materials of Environmental Concern, that could form the basis of any Environmental Claim against such persons the adverse disposition of which may result in a Material Adverse Effect;

(q) Liens. Other than as disclosed in Schedule III, there are no liens of any kind on any property owned by any Security Party other than those liens created pursuant to this Agreement or the Security Documents or permitted thereby;

(r) Indebtedness. Other than as disclosed in Schedule IV, none of the Security Parties has any Indebtedness;

(s) Payments Free of Taxes. All payments made or to be made by the Security Parties under or pursuant to this Agreement, the Note and the Security Documents shall be made free and clear of, and without deduction or withholding for an account of, any Taxes;

(t) No Proceedings to Dissolve. There are no proceedings or actions pending or contemplated by any Security Party or, to the best knowledge of any Security Party, contemplated by any third party, to dissolve or terminate any Security Party.

(u) Solvency. In the case of the Security Parties, (a) the sum of their assets, taken as a whole, at a fair valuation, does and will exceed their liabilities, taken as a whole, including, to the extent they are reportable as such in accordance with GAAP, contingent liabilities, (b) the present fair market salable value of their assets, taken as a whole, is not and shall not be less than the amount that will be required to pay their probable liabilities on then existing debts, taken as a whole, including, to the extent they are reportable as such in accordance with GAAP, contingent liabilities, as they mature, (c) each such Security Party does not and will not have unreasonably small working capital with which to continue its business and (d) the Security Parties, taken as a whole, have not incurred, do not intend to incur and do not believe they will incur debts beyond their abilities to pay such debts as they mature;

(v) Compliance with Laws. Each of the Security Parties is in compliance with all applicable laws, except where any failure to comply with any such applicable laws would not, alone or in the aggregate, have a Material Adverse Effect;

(w) Money Laundering. (i) The operations of the Security Parties are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by the Patriot Act, and the applicable anti-money laundering statutes of jurisdictions where the Security Parties conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Borrowers with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Borrowers, threatened; and

(ii) The Security Parties enter into this Agreement in connection with their respective lawful organizational purpose and for no other purposes and none of the Borrowers has contravened any Anti-Money Laundering Laws. Each of the Security Parties represents and warrants that it is the ultimate beneficiary of the Advances made thereto contemplated in this Agreement and will promptly notify the Lenders (by written notice to the Facility Agent) if it ceases to be the ultimate beneficiary. Such written notice shall disclose the name and the address of the new ultimate beneficiary; and

(x) Survival. All representations, covenants and warranties made herein and in any certificate or other document delivered pursuant hereto or in connection herewith shall survive following the Effective Date.

3.THE FACILITY

3.1Purposes; Facility; Assignment and Assumption. (a) The EGS Tranches were made available to EGS for the purpose of partially financing the construction and delivery of the EGS CREST and the EGS WAVE, and the Dry Bulk Tranches were made available to the Borrowers, on a joint and several basis, for the purpose of partially financing the acquisition costs of the BULK AUSTRALIA and the BULK AMERICAS.

(b) Each of the Tranches was fully drawn prior to the Effective Date pursuant to the terms of the respective Original Agreements and is hereby consolidated into one credit facility to be herein referred to as the Facility.

(c) EGS hereby irrevocably sells, assigns, transfers and conveys to the Borrowers, their successors and assigns, and the Borrowers hereby accept and assume from EGS, all of EGS’ right, title and interest in, to and under the Original EGS Agreement and the other Transaction Documents (as defined in the Original EGS Agreement) and the Collateral (as defined in the Original EGS Agreement) to have and to hold the same from and after the Effective Date. As of the Effective Date, EGS shall be released from all of its right, title, interest and obligations under the Transaction Documents and the Collateral (each as defined in the Original EGS Agreement).

(d) Each Borrower undertakes and agrees, jointly and severally, from and after the Effective Date to assume and to pay, perform and discharge when due all agreements and obligations of EGS under the Original EGS Agreement with the same force and effect as if each Borrower had originally executed the Original EGS Agreement as borrower, and such agreements and obligations of EGS under the Original EGS Agreement are hereby consolidated with the existing agreements and obligations of the Borrowers under the Original Dry Bulk Agreement and the other Transaction Documents (as defined in the Original Dry Bulk Agreement), as assigned, assumed and amended and restated.

(e) Each Borrower hereby agrees or affirms its agreement (as the case may be) to be jointly and severally liable for any amounts that are outstanding under this Agreement and now comprise the Facility. The aggregate outstanding principal amount under each Tranche and accrued interest thereon, as of the Effective Date, is set forth in Schedule I. As of the Effective Date, there is no outstanding commitment of any Lender to lend under any Tranche.

4.CONDITIONS

4.1Conditions Precedent to the Original Agreements and this Agreement. (A) As of the

Effective Date, all of the conditions precedent under the Original Agreements were duly satisfied and, the Tranches have been fully drawn.

(B)The effectiveness of this Agreement shall be expressly subject to the following conditions precedent:

(a)Corporate Authority. The Facility Agent shall have received the following documents in form and substance satisfactory to the Facility Agent and its legal advisers:

(i)

copies, certified as true and complete by an officer or director of each of the Security Parties, of the resolutions of its board of directors and, with respect to the Borrowers, (if requested) shareholders evidencing approval of the Transaction Documents to which each is a party and authorizing an appropriate officer or officers or director or directors or attorney-in-fact or attorneys-in-fact to execute the same on its behalf;

(ii)	copies, certified as true and complete by an officer or director of each of the Security Parties, of the certificate or articles of incorporation and bylaws or similar constituent document thereof;
(iii)

copies, certified as true and complete by an officer or director of each of the Security Parties, of the names and true signatures of the officers or directors or attorneys-in-fact of such Security Parties authorized to sign each Transaction Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder;

(iv)	certificate of the jurisdiction of incorporation of each Security Party as to the good standing thereof; and

(v)a certificate signed by a director or the Chairman, President, Executive

Vice President, Vice President, Treasurer, Controller or Chief Financial Officer of each of the Security Parties to the effect that (A) no Default or Event of Default shall have occurred and be continuing and (B) the representations and warranties of such Security Party contained in this Agreement are true and correct as of the date of such certificate.

(b) The Agreement. Each of the Security Parties shall have duly executed and delivered this Agreement to the Facility Agent.
(c) The Note. Each of the Borrowers shall have duly executed and delivered the Note to the Facility Agent.
(d) The Creditors. The Facility Agent shall have received executed counterparts of this Agreement from each of the Lenders.

(e) Fees. The Creditors shall have received payment in full of all fees and expenses due to each thereof pursuant to the terms hereof on the date when due including, without limitation, all fees and expenses due under Section 15.

(f) Environmental Claims. The Lenders shall be satisfied that none of the Security Parties is subject to any Environmental Claim which could reasonably be expected to have a Material Adverse Effect.

(g) Legal Opinions. The Facility Agent, on behalf of the Agents and the Lenders, shall have received opinions addressed to the Facility Agent from (i) Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., special counsel to the Security Parties, (ii) Seward & Kissel LLP, special counsel to the Agents and the Lenders, (iii) Appleby, special British Virgin Islands counsel to the Agents and Lenders, and (iv) Patton, Moreno & Asvat, special Panamanian counsel to the Agents and Lenders, in each case in such form as the Facility Agent may require, as well as such other legal opinions as the Lenders shall have required as to all or any matters under the laws of the State of Delaware, the State of New York, the United States of America, and the British Virgin Islands covering certain of the representations and warranties and conditions which are the subjects of Sections 2 and 4, respectively.

(h) Director's Certificate. The Facility Agent shall have received a certificate signed by a director of each of the Borrowers certifying that under applicable law existing on the Effective Date, the Borrowers shall not be compelled by law to withhold or deduct any Taxes from any amounts to become payable to the Facility Agent for the account of the Creditors hereunder.

(i) Financial Statements. Each of the Security Parties shall deliver to the Facility Agent consolidated financial statements for the period ending March 31, 2014.
(j) Vessel Documents. The Facility Agent shall have received evidence satisfactory to it and its counsel that each of the Vessels is:

(i)

(x) in the case of the EGS CREST, the EGS WAVE and the BULK AMERICAS, in the sole and absolute ownership of Dry Bulk Americas and duly registered in Dry Bulk Americas’ name under, in the case of the EGS CREST, and the EGS WAVE, the Marshall Islands flag, and in the case of the BULK AMERICAS, the Panamanian flag free of all liens and encumbrances of record other than its Mortgage, and (y) in the case of the BULK AUSTRALIA in the sole and absolute ownership of Dry Bulk Australia and duly registered in Dry Bulk Australia’s name under the Liberian flag free of all liens and encumbrances of record other than its Mortgage;

(ii)

insured in accordance with the provisions of the relevant Mortgage and all requirements of the relevant Mortgage in respect of such insurance have been fulfilled (including, but not limited to, letters of undertaking from the insurance brokers, including confirmation notices of assignment, notices of cancellation and loss payable clauses acceptable to the Lenders);

(iii)	classed in the highest classification and rating for vessels of the same age and type with its Classification Society without any material outstanding recommendations; and
(iv)	operationally seaworthy and in every way fit for its intended service;

(k)Security Documents. Each Borrower shall have executed and delivered to the

Facility Agent:

(i)	the applicable Mortgage;
(ii)	the applicable Insurances Assignment;
(iii)	the applicable Earnings and Charterparties Assignment; and
(iv)	the Assignment Notices with respect to (ii) and (iii) above.

(l)UCC Filings. The Facility Agent shall have received evidence that Uniform

Commercial Code Financing Statements have been filed in the District of Columbia, the State of Delaware and the State of Alabama and in such other jurisdictions as the Facility Agent may reasonably require.

(m)Vessel Appraisals. The Facility Agent shall have received appraisals, in form and substance satisfactory to the Facility Agent, as to the Fair Market Value of each of the Vessels.

(n)ISM DOC. To the extent required to be obtained by the ISM Code, the Security

Trustee shall have received a copy of the DOC for the Vessels.

(o)Vessel Liens. The Facility Agent shall have received evidence satisfactory to it and to its legal advisor that, save for the liens created by the relevant Mortgage and the relevant

Assignments, there are no liens, charges or encumbrances of any kind whatsoever on any of the Vessels or on their earnings except as permitted hereby or by any of the Security Documents.

(p) Vessel Delivery.The Facility Agent shall be satisfied that satisfactory arrangements have been made for (x) the registration of the EGS CREST and the EGS WAVE in the name of Dry Bulk Americas under the Marshall Islands flag, (y) the execution by the Borrowers of its Mortgage(s) and (z) the recordation of the Mortgages with the appropriate authorities in the Republic of Liberia, the Republic of the Marshall Islands and Panama, as applicable.

(q) Registration of the Mortgages. The Facility Agent shall have received satisfactory evidence that the Mortgages have been duly registered under the laws of the applicable flag state where the applicable Vessel is registered and constitute first priority mortgage liens under the laws of such jurisdiction and foreign “preferred mortgage” under Chapter 313 of Title 46 of the United States Code (46 U.S.C. §§ 31301 et seq.).

(r) Insurance Report. The Facility Agent shall have received a detailed report from a firm of independent marine insurance brokers appointed by the Facility Agent in respect of the insurances covering the Vessels, in form and substance satisfactory to the Facility Agent, the cost of which will be for the account of the Borrowers.

(s) EGS Vessels Transfer. The Facility Agent shall have received satisfactory evidence of (i) the consummation of the EGS Vessels Transfer and (ii) any other documents that it may reasonably require in connection with the EGS Vessels Transfer.

(t) Guarantor Facility Agreement. The Facility Agent shall have received a consent duly executed by the lenders and the administrative agent under the Guarantor Facility Agreement in form and substance satisfactory to the Facility Agent.

5.REPAYMENT AND PREPAYMENT

5.1Repayment. Subject to the provisions of this Section 5 regarding application of prepayments, the Borrowers shall repay the principal of each Tranche in consecutive quarterly installments on each Payment Date for such Tranche and ending on the Final Payment Date for such Tranche. Each installment made in connection with the Dry Bulk Americas Tranche shall be in an amount equal to $314,166.67. Each installment made in connection with the Dry Bulk Australia Tranche shall be in an amount equal to $858,928.57. Each installment made in connection with the EGS Crest Tranche shall be in an amount equal to $306,666.66. Each installment made in connection with the EGS Wave Tranche shall be in an amount equal to $306,666.67. The last installment for each Tranche shall be paid on the Final Payment Date relating to such Tranche in an amount necessary to repay such Tranche in full together with accrued but unpaid interest and any fees and expenses owing. The last installment paid under this Agreement shall be paid together with any other amounts owing by any Security Party to any Creditor pursuant to this Agreement, the Note or any Security Document. The Borrowers’ obligations to repay the Facility shall be joint and several.

5.2Voluntary Prepayment; No Re-borrowing. The Borrowers may prepay, upon five (5)

Banking Days written notice, which notice shall be irrevocable, the Facility or any portion thereof, without penalty, provided that if such prepayment is made on a day other than a Payment Date, such prepayment shall be made together with the costs and expenses provided for in Section 5.5. Each prepayment shall be in a minimum amount of Five Million United States Dollars (US$5,000,000), plus any One Million United States Dollar (US$1,000,000) multiple thereof, or the full amount of the Facility then outstanding. Notwithstanding the provisions of Section 5.4(b), so long as no Default or Event of Default has occurred or is continuing, amounts prepaid under this Section 5.2 shall be applied against the Tranches pro rata. No part of the Facility once repaid or prepaid will be available for re-borrowing.

5.3Mandatory Prepayment; Sale or Loss of Vessel. Upon (i) the sale of a Vessel, or (ii) the earlier of (x) ninety (90) days after the Total Loss (as such term is defined in each Mortgage) of a Vessel or (y) the date on which the insurance proceeds in respect of such loss are received by the relevant Borrower or the Security Trustee as assignee thereof, the Borrowers shall repay the relevant Tranche in full, and to the extent that the aggregate Fair Market Value of the Vessels is less than the Required Percentage Upon Disposition of the outstanding amount of the Facility (such ratio determined in accordance with Section 9.4), the remainder of the proceeds shall be applied to the other Tranches pro rata until (A) such ratio equals the Required Percentage Upon Disposition or (B) the full amount of the remaining proceeds have been applied to the Facility.

5.4Interest and Cost With Application of Prepayments. Any and all prepayments hereunder,

whether mandatory or voluntary, shall be applied in the following order:

(a) firstly, towards accrued and unpaid interest and for fees due under this Agreement; and
(b) secondly, except as otherwise provided in Section 5.3, ratably towards the installments of the Tranches in the inverse order of their due dates for payment.

5.5Borrowers' Obligation Absolute. The Borrowers’ obligation to pay each Creditor hereunder and under the Note shall be absolute, unconditional, irrevocable and joint and several, and shall be paid strictly in accordance with the terms hereof and thereof, under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrowers may have or may have had against the Creditors.

6.INTEREST AND RATE

6.1Payment of Interest; Interest Rate. (a) Each of the Borrowers hereby promises to pay to the Lenders interest on the unpaid principal amount of each Tranche for the period commencing on the Original Closing Date until but not including the stated maturity thereof (whether by acceleration or otherwise) or the date of prepayment thereof at the Applicable Rate for such Tranche, which shall be the rate per annum which is equal to the aggregate of (a) the LIBOR Rate plus (b) the Margin applicable to such Tranche plus (c) Mandatory Costs (if any). The Facility Agent shall promptly notify the Borrowers and the Lenders in writing of the Applicable Rate for each Tranche as and when determined. Each such determination, absent manifest error, shall be conclusive and binding upon the Borrowers.

(b)Notwithstanding the foregoing, each of the Borrowers agrees that after the occurrence and during the continuance of an Event of Default, the Facility shall bear interest at the Default Rate. In addition, each of the Borrowers hereby promises to pay interest (to the extent that the payment of such interest shall be legally enforceable) on any overdue interest, and on any other amount payable by the Borrowers hereunder which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until but not including the date the same is paid in full at the Default Rate.

(c) The Borrowers shall give the Facility Agent an Interest Notice specifying the Interest Period selected at least three (3) Banking Days prior to the end of any then existing Interest Period, which notice the Facility Agent agrees to forward on to all Lenders as soon as practicable. If at the end of any then existing Interest Period the Borrowers fail to give an Interest Notice, the relevant Interest Period shall be three (3) months. The Borrowers' right to select an Interest Period shall be subject to the restriction that no selection of an Interest Period shall be effective unless each Lender is satisfied that the necessary funds will be available to such Lender for such period and that no Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default shall have occurred and be continuing.

(d) Accrued interest on each Tranche shall be payable in arrears on the last day of each Interest Period relating to such Tranche, except that if the Borrowers shall select an Interest Period in excess of three (3) months, accrued interest shall be payable during such Interest Period on each three (3) month anniversary of the commencement of such Interest Period and upon the end of such Interest Period.

(e) Interest payable at the Default Rate shall be payable from time to time on demand of the Facility Agent.

6.2Maximum Interest. Anything in this Agreement or the Note to the contrary notwithstanding, the interest rate on the Facility shall in no event be in excess of the maximum rate permitted by applicable law.

7.PAYMENTS

7.1Time and Place of Payments, No Set Off. All payments to be made hereunder by the

Borrowers shall be made to the Facility Agent, not later than 3 p.m. London time (any payment received after 3 p.m. London time shall be deemed to have been paid on the next Banking Day) on the due date of such payment, at its office located at 60 London Wall, London EC2M 5TQ, England or to such other office of the Facility Agent as the Facility Agent may direct, without set-off or counterclaim and free from, clear of, and without deduction for, any Taxes, provided, however, that if the Borrowers shall at any time be compelled by law to withhold or deduct any Taxes from any amounts payable to the Lenders hereunder, then the Borrowers shall pay such additional amounts in Dollars as may be necessary in order that the net amounts received after withholding or deduction shall equal the amounts which would have been received if such withholding or deduction were not required and, in the event any withholding or deduction is made, whether for Taxes or otherwise, the Borrowers shall promptly send to the Facility Agent such documentary evidence with respect to such withholding or deduction as may be required from time to time by the Lenders.

The Borrowers shall indemnify each Lender, within 10 days after demand therefor, for the full amount of any Taxes (including Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Lender or required to be withheld or deducted from a payment to such Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant taxing authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender, shall be conclusive absent manifest error. The Borrowers will furnish to the Lender within 45 days after the date of payment of any Taxes is due pursuant to applicable law certified copies of Tax receipts evidencing such payment by the Borrowers. Each of the Borrowers agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

7.2Tax Credits. If any Lender determines in its sole discretion that it has actually received or realized a refund of any Taxes as to which it has been indemnified by a Borrower or with respect to which such Borrower has paid additional amounts pursuant to Section 7.1, it shall pay over such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under Section 7.1 with respect to Taxes giving rise to such refund), net of all out-of-pocket expenses of the Lender (including any Taxes imposed with respect to such refund) as is determined in the sole discretion of the Lender in good faith, and without interest. In the event the Lender is required to repay such refund to such taxing authority, then such Borrower, upon the written request of the Lender, agrees to repay within 30 days the amount paid over to such Borrower (without interest other than any interest imposed by the relevant taxing authority) to the Lender. Notwithstanding anything to the contrary in this Section 7.2: (i) nothing in this Section 7.2 shall require a Lender to disclose any confidential information (including, without limitation, its Tax returns or its calculations), (ii) nothing in this Section 7.2 shall oblige a Lender to make a payment which would leave it in a worse position than it would have been in if the Borrowers had not been required to make a tax deduction from a payment, (iii) the Lender shall not be obliged to allocate to this transaction any part of a tax repayment or credit which is referable to a class or number of transactions and (iv) nothing in this Section 7.2 shall oblige a Lender to arrange its tax affairs in any particular manner, to claim any type of relief, credit, allowance or deduction instead of, or in priority to, another or to make any such claim within any particular time.

7.3FATCA Information.

(a)Subject to paragraph (c) below, each FATCA Relevant Party shall, within ten (10)

Business Days of a reasonable request by another FATCA Relevant Party, shall:

(i)confirm to that other party whether it is

1) a FATCA Exempt Party; or
2) is not a FATCA Exempt Party; and

(ii)supply to the requesting party (with a copy to all other FATCA Relevant

Parties) such other form or forms (including IRS Form W-8 or Form W-9 or any successor or substitute form, as applicable) and any other documentation and other information relating to its status under FATCA

(including its applicable “passthru percentage” or other information required under FATCA or other official guidance including intergovernmental agreements) as the requesting party reasonably requests for the purpose of determining whether any payment to such party may be subject to any FACTA Deduction.

(a) If a FATCA Relevant Party confirms to any other FATCA Relevant Party that it is a FATCA Exempt Party or provides an IRS Form W-8 or W-9 to showing that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that party shall so notify all other FATCA Relevant Parties reasonably promptly.

(b) Nothing in this Clause 7.3 shall obligate any FATCA Relevant Party to do anything which would or, in its reasonable opinion, might constitute a breach of any law or regulation, any policy of that party, any fiduciary duty or any duty of confidentiality, or to disclose any confidential information (including, without limitation, its tax returns and calculations); provided that nothing in this paragraph shall excuse any FATCA Relevant Party from providing a true complete and correct IRS Form W-8 or W-9 (or any successor or substitute form where applicable). Any information provided on such IRS Form W-8 or W-9 (or any successor or substitute forms) shall not be treated as confidential information of such party for purposes of this paragraph.

(c) If a FATCA Relevant Party fails to confirm its status or to supply forms, documentation or other information requested in accordance with the provisions of this Agreement or the provided information is insufficient under FATCA, then:

(i)	such party shall be treated as if it were a FATCA Non-Exempt Party; and
(ii)

if that party failed to confirm its applicable passthru percentage then such party shall be treated for the purposes of the Finance Documents (and payments made thereunder) as if its applicable passthru percentage is 100%, until (in each case) such time as the party in question provides sufficient confirmation, forms, documentation or other information to establish the relevant facts.

7.4FATCA Withholding.

(a) A FATCA Relevant Party making a payment to any FACTA Non-Exempt Party shall make such FATCA Deduction as it determines is required by law and shall render payment to the IRS within the time allowed and in the amount required by FATCA.

(b) If a FATCA Deduction is required to be made by any FATCA Relevant Party to a FACTA Non-Exempt Party, the amount of the payment due from such FATCA Relevant Party shall be reduced by the amount of the FATCA Deduction reasonably determined to be required by such FATCA Relevant Party.

(c) Each FATCA Relevant Party shall promptly upon becoming aware that a FATCA Deduction is required with respect to any payment owed to it (or that there is any change in the rate or basis of a FATCA Deduction) notify each other FATCA Relevant Party accordingly, and none of the Borrowers nor the Guarantor shall be required to increase any payment in respect of which it makes such a FATCA Deduction, except if such payment is made to a FATCA Protected Lender.

(d) If a FATCA Deduction is required to be made by any of the Borrowers or the Guarantor, or any other person in respect of a payment which relates to a payment by such Borrower or the Guarantor, to a FATCA Protected Lender, the amount of the payment due from such Borrower or the Guarantor, as the case may be, shall be increased to an amount which (after making any FATCA Deductions) leaves an amount equal to the payment which would have been due to the FATCA Protected Lender if no FATCA Deduction had been required.

(e) Within thirty days of making either a FATCA Deduction or any payment required in connection with that FATCA Deduction, the party making such FATCA Deduction shall deliver to the Facility Agent for delivery to the party on account of whom the FATCA Deduction was made evidence reasonably satisfactory to that party that the FATCA Deduction has been made or (as applicable) any appropriate payment paid to the IRS.

(f) A FATCA Relevant Party who becomes aware that it must make a FATCA Deduction in respect of a payment to another FATCA Relevant Party (or that there is any change in the rate or basis of such FATCA Deduction) shall notify that party and the Facility Agent.

(g) The Facility Agent shall promptly upon becoming aware that it must make a FATCA Deduction in respect of a payment to a Lender which relates to a payment by the Borrowers (or that there is any change in the rate or the basis of such a FATCA Deduction) notify such Borrowers and the relevant Lender.

(h) Each of the Borrower and the Guarantor shall (within three Business Days of demand by the Facility Agent) indemnify each FATCA Protected Lender and pay to each such FATCA Protected Lender an amount equal to the taxes, losses, liabilities or costs which such FATCA Protected Lender determines will be or has been (directly or indirectly) suffered by such FATCA Protected Lender as a result of any of the Borrower or the Guarantor making a FATCA Deduction in respect of a payment due to such FATCA Protected Lender under a Finance Document, or any taxes, penalties, interest or other amounts being asserted against or imposed on such FATCA Protected Lender by any taxing authority of or in the United States under FATCA. This paragraph shall not apply to the extent a tax, loss, liability or cost is compensated for by an increased payment under Clause 7.4(d) above.

7.5FATCA Mitigation.

Notwithstanding any other provision of this Agreement, if a FATCA Deduction is or will be required to be made by any party under Clause 7.4 in respect of a payment to any FATCA Non-Exempt Lender, the FATCA Non-Exempt Lender may either:

(a)transfer its entire interest in the Facility to a U.S. branch or Affiliate, or

(b)nominate one or more transferee lenders who upon becoming a Lender would be a

FATCA Exempt Party, by notice in writing to the Facility Agent and the Borrowers specifying the terms of the proposed transfer, and cause such transferee lender(s) to purchase all of the FATCA Non-Exempt Lender’s interest in the Facility.

7.6Computations; Banking Days.

(a) All computations of interest and fees shall be made by the Facility Agent or the Lenders, as the case may be, on the basis of a 360-day year, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which interest or fees are payable. Each determination by the Facility Agent or the Lenders of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b) Whenever any payment hereunder or under the Note shall be stated to be due on a day other than a Banking Day, such payment shall be due and payable on the next succeeding Banking Day unless the next succeeding Banking Day falls in the following calendar month, in which case it shall be payable on the immediately preceding Banking Day.

8.EVENTS OF DEFAULT

8.1Events of Default. In the event that any of the following events shall occur and be continuing:

(a) Principal or Interest Payments. Any principal or interest of the Facility is not paid on the due date therefor; or

(b) Other Payments. Any amount not specified in 8.1(a) becoming payable under this Agreement and under any Transaction Document or under any of them, is not paid within three (3) Banking Days from the date when due; or

(c) Representations, etc. Any representation, warranty or other statement made by any of the Security Parties in this Agreement or in any other instrument, document or other agreement delivered in connection herewith proves to have been untrue or misleading in any material respect as at the date as of which it was made; or

(d) Impossibility, Illegality. It becomes impossible or unlawful for any of the Security Parties to fulfill any of the covenants and obligations contained herein or in any Transaction Document, or for any of the Lenders to exercise any of the rights vested in any of them hereunder or under the other Transaction Documents and such impossibility or illegality, in the reasonable opinion of such Lender, will have a Material Adverse Effect on any of its rights hereunder or under the other Transaction Documents or on any of its rights to enforce any thereof; or

(e) Mortgage. (i) The Mortgages are not delivered and recorded on the Effective Date, or (ii) there is any default under any of the Mortgages; or
(f) Certain Covenants. Any Security Party defaults in the performance or observance of any covenant contained in Section 9.1(b), 9.1(m), 9.2(i) and 9.3(a) through (d) inclusive; or

(g) Covenants. One or more of the Security Parties default in the performance of any term, covenant or agreement contained in this Agreement or in the other Transaction Documents, or in any other instrument, document or other agreement delivered in connection herewith or therewith, in each case other than an Event of Default referred to elsewhere in this Section 8.1, and such default continues unremedied for the shorter of (i) a period of fifteen (15) days after written notice thereof has been given to the relevant Security Party or Security Parties by the Facility Agent at the request of any Lender or (ii) a period of thirty (30) days from the date of such default; or

(h) Indebtedness and Other Obligations. Any Security Party defaults in the payment when due (subject to any applicable grace period) of any Indebtedness or of any other indebtedness, in either case, in an outstanding principal amount equal to or exceeding Two Million Dollars ($2,000,000) or such Indebtedness or other indebtedness is, or by reason of such default is subject to being, accelerated or any party becomes entitled to enforce the security for any such Indebtedness or other indebtedness and such party shall take steps to enforce the same, unless such default or enforcement is being contested in good faith and by appropriate proceedings or other acts and such Security Party has set aside on its books adequate reserves with respect thereto; or

(i) Bankruptcy. Any Security Party commences any proceedings relating to any substantial portion of its property under any reorganization, arrangement or readjustment of debt, dissolution, winding up, adjustment, composition, bankruptcy or liquidation law or statute of any jurisdiction, whether now or hereafter in effect (a “Proceeding”), or there is commenced against any thereof any Proceeding and such Proceeding remains undismissed or unstayed for a period of sixty (60) days; or any receiver, trustee, liquidator or sequestrator of, or for, any thereof or any substantial portion of the property of any thereof is appointed and is not discharged within a period of sixty (60) days; or any thereof by any act indicates consent to or approval of or acquiescence in any Proceeding or to the appointment of any receiver, trustee, liquidator or sequestrator of, or for, itself or any substantial portion of its property; or

(j) Judgments. Any judgment or order is made the effect whereof would be to render invalid this Agreement or any other Transaction Document or any material provision thereof or any Security Party asserts that any such agreement or provision thereof is invalid; or judgments or orders for the payment of money (not paid or fully covered by insurance, subject to applicable deductibles) in excess of $2,500,000 in the aggregate for the Guarantor or its Subsidiaries (or its equivalent in any other currency) shall be rendered against the Guarantor and/or any of its Subsidiaries and such judgments or orders shall continue unsatisfied and unstayed for a period of 30 days; or

(k) Inability to Pay Debts. Any Security Party is unable to pay or admits its inability to pay its debts as they fall due or a moratorium shall be declared in respect of any Indebtedness of any thereof; or

(l) Termination of Operations; Sale of Assets. Except as expressly permitted under this Agreement, any Security Party ceases its operations or sells or otherwise disposes of all or substantially all of its assets or all or substantially all of the assets of any Security Party are seized or otherwise appropriated; or

(m) Change in Financial Position. Any change in the financial position of any Security Party which, in the reasonable opinion of the Majority Lenders, shall have a Material Adverse Effect; or
(n) Cross-Default. Any Security Party defaults under any material contract or agreement to which it is a party or by which it is bound; or

(o) ERISA Events. Any (i) ERISA Funding Event or Foreign Underfunding shall occur or exist that, when taken together with all other ERISA Funding Events and Foreign Underfundings that exist or have occurred, in the opinion of the Facility Agent, could reasonably be expected to result in a Material Adverse Effect or (ii) an ERISA Termination Event or a Foreign Termination Event shall occur;

(p) Change of Control. A Change of Control has occurred;

then, the Lenders' obligation to make the Facility available shall cease and the Facility Agent on behalf of the Lenders may, with the Majority Lenders' consent and shall, upon the Majority Lenders' instruction, by notice to the Borrowers, declare the entire Facility, accrued interest and any other sums payable by the Borrowers hereunder, under the Note and under the other Transaction Documents due and payable whereupon the same shall forthwith be due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; provided that upon the happening of an event specified in subclauses (i) or (k) of this Section 8.1, the Facility, accrued interest and any other sums payable by the Borrowers hereunder, under the Note and under the other Transaction Documents shall be immediately due and payable without declaration, presentment, demand, protest or other notice to the Borrowers all of which are expressly waived. In such event, the Creditors, or any thereof, may proceed to protect and enforce their respective rights by action at law, suit in equity or in admiralty or other appropriate proceeding, whether for specific performance of any covenant contained in this Agreement or in the Note or in any other Transaction Document or in aid of the exercise of any power granted herein or therein, or the Lenders or the Facility Agent may proceed to enforce the payment of the Note when due or to enforce any other legal or equitable right of the Lenders, or proceed to take any action authorized or permitted by applicable law for the collection of all sums due, or so declared due, including, without limitation, the right to appropriate and hold or apply (directly, by way of set-off or otherwise) to the payment of the obligations of the Borrowers to any of the Creditors hereunder, under the Note and/or under the other Transaction Documents (whether or not then due) all moneys and other amounts of the Borrowers then or thereafter in possession of any Creditor, the balance of any deposit account (demand or time, matured or unmatured) of the Borrowers then or thereafter with any Creditor and every other claim of the Borrowers then or thereafter against any of the Creditors.

8.2Indemnification. Each of the Borrowers agrees to, and shall, indemnify and hold each of the Creditors harmless against any loss, as well as against any reasonable costs or expenses (including reasonable legal fees and expenses), which any of the Creditors sustains or incurs as a consequence of any default in payment of the principal amount of the Facility, interest accrued thereon or any other amount payable hereunder, under the Note or under the other Transaction Documents including, but not limited to, all actual losses incurred in liquidating or re-employing fixed deposits made by third parties or funds acquired to effect or maintain the Facility or any portion thereof. Any Creditor's certification of such costs and expenses shall, absent any manifest error, be conclusive and binding on the Borrowers.

8.3Application of Moneys. Except as otherwise provided in any Security Document, all moneys received by the Creditors under or pursuant to this Agreement, the Note or any of the Security Documents after the happening of any Event of Default (unless cured to the satisfaction of the Majority Lenders) shall be applied by the Facility Agent (pro-rata amongst the Tranches) in the following manner:

(a) firstly, in or towards the payment or reimbursement of any expenses or liabilities incurred by any of the Creditors in connection with the ascertainment, protection or enforcement of its rights and remedies hereunder, under the Note and under the other Transaction Documents;

(b) secondly, in or towards payment of any interest owing in respect of the Facility, pro rata among the Tranches;
(c) thirdly, in or towards repayment of the principal of the Facility, pro rata among the Tranches;
(d) fourthly, in or towards payment of all other sums which may be owing to any of the Creditors under this Agreement, under the Note and under the other Transaction Documents;
(e) fifthly, in or towards payments of any amounts then owed under any Interest Rate Agreement; and
(f) sixthly, the surplus (if any) shall be paid to the Borrowers or to whomsoever else may be entitled thereto.

9.COVENANTS

9.1Affirmative Covenants. Each of the Security Parties hereby covenants and undertakes with the Lenders that so long as any principal, interest or other moneys are owing in respect of this Agreement, the Note or any of the Security Documents, it will:

(a) Performance of Agreements. Duly perform and observe, and procure the observance and performance by all other parties thereto (other than the Lenders) of, the terms of this Agreement, the Note and the Security Documents;

(b) Notice of Default, etc. Promptly upon obtaining knowledge thereof, inform the Facility Agent of the occurrence of (a) any Event of Default or of any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, (b) any litigation or governmental proceeding pending or threatened against any Security Party which could reasonably be expected to have a Material Adverse Effect, (c) the withdrawal of any Vessel's rating by its Classification Society or the issuance by the Classification Society of any material recommendation or notation affecting class and (d) any other event or condition which is reasonably likely to have a Material Adverse Effect, in each case promptly, and in any event within three (3) Banking Days after becoming aware of the occurrence thereof;

(c) Obtain Consents. Without prejudice to Section 2.1 and this Section 9.1, obtain every consent and do all other acts and things which may from time to time be necessary or advisable for the continued due performance of all of its and the other Security Parties' respective obligations under this Agreement, under the Note and under the Security Documents;

(d) Financial Information. Deliver to the Facility Agent with sufficient copies for the Lenders to be distributed to the Lenders by the Facility Agent promptly upon the receipt thereof:
(i)

as soon as available, but not later than ninety (90) days after the end of each fiscal year of the Guarantor, complete copies of the consolidated financial reports of the Guarantor and its Subsidiaries inclusive of a financial report of each of the Borrowers (together with a Compliance Certificate that includes, inter alia, a reconciliation of all of the differences between GAAP as at March 31, 2014 and GAAP as at the time of delivery), all in reasonable detail which shall include at least the consolidated balance sheet of the Guarantor and its Subsidiaries and a balance sheet for each of the Borrowers as of the end of such year and the related statements of income for such year (as well as the related statement of sources and uses of funds for such year for the Guarantor only), each as prepared in accordance with GAAP, all in reasonable detail, which shall be prepared by an Acceptable Accounting Firm and, with respect to the Guarantor, be audited reports;

(ii)

as soon as available, but not less than forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Guarantor, a quarterly interim balance sheets and profit and loss statements of the Guarantor and its Subsidiaries and the related profit and loss statements and sources and uses of funds (together with a Compliance Certificate that includes, inter alia, a reconciliation of all of the differences between GAAP as at March 31, 2014 and GAAP as at the time of delivery), all in reasonable detail, unaudited, but certified to be true and complete by the chief financial officer of the Guarantor;

(iii)	promptly upon the mailing thereof to the shareholders of the Guarantor, copies of all financial statements, reports, proxy statements and other communications provided to the Guarantor's shareholders;
(iv)

within ten (10) days of the Guarantor's receipt thereof, copies of all audit letters or other correspondence from any external auditors including material financial information in respect of the Guarantor and its Subsidiaries; and

(v)

such other statements (including, without limitation, monthly consolidated statements of operating revenues and expenses), lists of assets and accounts, budgets, forecasts, reports and other financial information with respect to its business as the Facility Agent may from time to time reasonably request, certified to be true and complete by the chief financial officer of the Guarantor;

(e)Contingent Liabilities. For inclusion with each Compliance Certificate delivered in connection with Sections 9.1(d)(i) and 9.1(d)(ii), and in any event upon the reasonable request of the Facility Agent, an accounting of all of the contingent liabilities of each Security Party;

(f)Vessel Covenants. with respect to each of the Vessels:

(i)	keep the Vessels registered in the name of the applicable Borrower;
(ii)	keep the Vessels in good and safe condition and state of repair;
(iii)	keep the Vessels insured in accordance with the provisions of the relevant Mortgage recorded against it and the requirements thereof in respect of such insurances have been complied with;
(iv)	notify the Facility Agent of all modifications to any of the Vessels and of the removal of any parts or equipment from any of the Vessels; and
(v)	provide the Facility Agent with all requested Vessel related information;

(g)Vessel Valuations. For inclusion with each Compliance Certificate delivered pursuant to Section 9.1(d)(i) and (d)(ii) (for the third quarter of each year), and in any event upon the reasonable request of the Facility Agent, the Borrowers shall obtain appraisals of the Fair Market Value of each Vessel. All valuations are to be at the Borrowers' cost. In the event the Borrowers fail or refuse to obtain the valuations requested pursuant to this Section 9.1 within ten (10) days of the Facility Agent's request therefor, the Facility Agent will be authorized to obtain such valuations, at the Borrowers' cost, from two of the approved ship brokers listed on Schedule II, which valuations shall be deemed the equivalent of valuations duly obtained by the Borrowers pursuant to this Section 9.1(g), but the Facility Agent's actions in doing so shall not excuse any default of the Borrowers under this Section 9.1(g);

(h)Corporate Existence. Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and all licenses, franchises, permits and assets necessary to the conduct of its business;

(i)Books and Records. At all times keep proper books of record and account into which full and correct entries shall be made in accordance with GAAP;

(j)Taxes and Assessments. Pay and discharge all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or property prior to the date upon which penalties attach thereto; provided, however, that it shall not be required to pay and discharge, or cause to be paid and discharged, any such tax, assessment, charge or levy so long as the legality thereof shall be contested in good faith and by appropriate proceedings or other acts and it shall set aside on its books adequate reserves with respect thereto;

(k) Inspection. Allow any representative or representatives designated by the Facility Agent, subject to applicable laws and regulations, to visit and inspect any of its properties, and, on request, to examine its books of account, records, reports and other papers and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as the Facility Agent reasonably requests;

(l) Inspection and Survey Reports. If the Lenders shall so request, the Borrowers shall provide the Lenders with copies of all internally generated inspection or survey reports on any Vessel;

(m) Compliance with Statutes, Agreements, etc. Do or cause to be done all things necessary to comply with all material contracts or agreements to which any of the Security Parties is a party, and all laws, and the rules and regulations thereunder, applicable to such Security Party, including, without limitation, those laws, rules and regulations relating to employee benefit plans and environmental matters except where failure to do so would not be reasonably likely to have a Material Adverse Effect;

(n) Environmental Matters. Promptly upon the occurrence of any of the following conditions, provide to the Facility Agent a certificate of a chief executive officer of the Guarantor, specifying in detail the nature of such condition and its proposed response or the proposed response of any Environmental Affiliate: (a) its receipt or the receipt by any Environmental Affiliate of any written communication whatsoever that alleges that such Person is not in compliance with any applicable Environmental Law or Environmental Approval, if such noncompliance could reasonably be expected to have a Material Adverse Effect, (b) knowledge by it or any Environmental Affiliate that there exists any Environmental Claim pending or threatened against any such Person, which could reasonably be expected to have a Material Adverse Effect, or (c) any release, emission, discharge or disposal of any material that could form the basis of any Environmental Claim against it or against any Environmental Affiliate, if such Environmental Claim could reasonably be expected to have a Material Adverse Effect. Upon the written request by the Facility Agent, the Borrowers will submit to the Facility Agent at reasonable intervals, a report providing an update of the status of any issue or claim identified in any notice or certificate required pursuant to this subsection;

(o) Insurance. Maintain with financially sound and reputable insurance companies insurance on all its properties and against all such risks and in at least such amounts and with such deductibles as are usually insured against by companies of established reputation engaged in the same or similar business from time to time;

(p) Vessel Insurance. With respect to each Vessel, (i) insure, and keep insured, or procure that the Borrowers, as owners, will insure and keep the Vessels insured in accordance with the terms of the Mortgages, more specifically each Vessel will be insured with respect to all risks hull and machinery (including excess risks which shall not exceed twenty percent (20%) of the total hull and machinery coverage), provided that the total hull coverage and excess risk coverage is to be at least the higher of (a) the aggregate Fair Market Value of such Vessel at the most recent date at which such Fair Market Value shall have been determined pursuant to this Agreement or (b) one hundred twenty five percent (125%) of the amount outstanding under the relevant Tranche, (ii) notify the Facility Agent in writing, at least twenty-one (21) days prior to all insurance renewals, (iii) deliver to Facility Agent all letters of undertaking, copies of all insurance policies and certificates of entry on terms acceptable to the Facility Agent and its advisors, (iv) ensure that Facility Agent is named as loss payee on all insurances and (v) reimburse Facility Agent for payment of mortgagee’s interest insurance and mortgagee’s additional perils (pollution) insurance to be subscribed by the Facility Agent in an amount equal to one hundred twenty five percent (125%) of the amount outstanding under each Tranche;

(q) Vessel Management. Cause (x) the Dry Bulk Vessels to be technically managed by (1) the Guarantor, (2) a wholly-owned subsidiary of the Guarantor (with sub-management by Wallem Shipmanagement Limited permitted), or (3) C Transport Maritime, and (ii) commercially managed by (1) the Guarantor, (2) a wholly owned subsidiary of the Guarantor or (3) C Transport, and (y) the EGS Vessels to be technically managed by a wholly-owned subsidiary of the Guarantor (with sub-management by Wallem Shipmanagement Limited permitted), and (ii) commercially managed by either a wholly-owned subsidiary of the Guarantor or BoConti Hong Kong Limited or another wholly-owned subsidiary of Continental Lines N.V.

(r) Brokerage Commissions, etc. Indemnify and hold each of the Agents and the Lenders harmless from any claim for any brokerage commission, fee or compensation from any broker or third party resulting from the transactions contemplated hereby;

(s) ISM Code, ISPS Code and MTSA Matters. (i) Procure that the Operator will comply with and ensure that each Vessel complies with the requirements of the ISM Code, ISPS Code and MTSA in accordance with the implementation schedules thereof, including (but not limited to) the maintenance and renewal of valid certificates, and when required, security plans, pursuant thereto throughout the term of the Facility; and (ii) procure that the Operator will immediately inform the Facility Agent if there is any threatened or actual withdrawal of its DOC, SMC or the ISSC in respect of any Vessel; and (iii) procure that the Operator will promptly inform the Facility Agent upon the issuance to either of the Borrowers or Operator of a DOC and to any Vessel of an SMC or ISSC;

(t) ERISA. Forthwith upon (i) the occurrence of any ERISA Termination Event or Foreign Termination Event or (ii) the occurrence or existence of any ERISA Funding Event or Foreign Underfunding, furnish or cause to be furnished to the Lenders written notice thereof;

(u) Evidence of Current COFR. To the extent that any Vessel travels in United States waters or becomes flagged in the United States, if the Lenders shall so request, provide the Lenders with copies of the current Certificate of Financial Responsibility pursuant to the Oil Pollution Act 1990, as amended for such Vessel;

(v) Interest Rate Agreement Right of First and Last Refusal. Provide the Swap Bank the right of first and last refusal on any Interest Rate Agreement relating to the Facility;

(w) Pari Passu. Ensure that its respective unsecured obligations, if any, under this Agreement, the Note, and the Security Documents shall at all times rank at least pari passu with all of its present and future unsecured and unsubordinated indebtedness, if any, with the exception of any obligations which are mandatorily preferred by any applicable laws to companies generally and not by contract;

York Stock Exchange;

(y) Change of Ownership. Ensure no change in the ownership of the capital stock or other equity interest of either of the Borrowers, except for changes such that the Guarantor or one of its wholly-owned subsidiaries owns one hundred percent (100%) of such capital stock or other equity interest.

(z) Maintenance of Properties. Keep all material property necessary in its business in good working order and condition (ordinary wear and tear and loss or damage by casualty or condemnation excepted).

9.2Negative Covenants. Each of the Security Parties hereby covenants and undertakes with the Lenders that so long as any principal, interest or other moneys are owing in respect of this Agreement, the Note or any other Transaction Documents, it will not, without the prior written consent of the Majority Lenders (or all of the Lenders if required pursuant to Section 17.8):

(a)Liens. Create, assume or permit to exist, any mortgage, pledge, lien, charge,

encumbrance or any security interest whatsoever upon any Collateral or, in respect of each of the Borrowers and the Guarantor, other property except:

(i)	liens disclosed in Schedule III;
(ii)	liens to secure Indebtedness permitted under Section 9.2(m), such liens to be limited to the vessels constructed or acquired;
(iii)	liens for taxes not yet payable for which adequate reserves have been maintained;
(iv)	the Mortgages, the Assignments and other liens in favor of the Security Trustee or the Lenders;
(v)	liens, charges and encumbrances against any Vessel permitted to exist under the terms of the Mortgages thereon;
(vi)

pledges of certificates of deposit or other cash collateral securing reimbursement obligations in connection with letters of credit now or hereinafter issued for its account in connection with the establishment of its financial responsibility under 33 C.F.R. Part 130 or 46 C.F.R. Part 540, as the case may be, as the same may be amended and replaced;

(vii)

pledges or deposits to secure obligations under workmen's compensation laws or similar legislation, deposits to secure public or statutory obligations, warehousemen's or other like liens, or deposits to obtain the release of such liens and deposits to secure surety, appeal or customs bonds on which it is the principal, as to all of the foregoing, only to the extent arising and continuing in the ordinary course of business;

(viii)

other liens, charges and encumbrances incidental to the conduct of its business, the ownership of its property and assets and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; and

(ix)

liens, charges or encumbrances placed on the Guarantor’s shares in third parties in which the Guarantor owns equity interests made in connection with any guarantee given by the Guarantor to guarantee the obligations of such third party;

(b) Third Party Guaranties. Guarantee the obligations of any third party, except a direct or indirect subsidiary of the Guarantor, whether or not affiliated with such Security Party, provided that the Guarantor may guarantee the obligations of any third party in which the Guarantor owns an equity interest if such guarantee is of a percentage of the obligations of such third party being guaranteed which is no more than the percentage of the Guarantor’s equity ownership in such third party. By way of illustration, if the Guarantor owns a 35% equity interest in a third party, the Guarantor may guarantee up to 35% of such third party’s debt;

(c) Liens on Shares of Borrowers. With respect to the Guarantor, create, assume or permit to exist, any mortgage, pledge, lien, charge, encumbrance or any security interest whatsoever upon the shares of either of the Borrowers;

(d) Subordination of Inter-Company Indebtedness. With respect to the Guarantor, procure that, upon the occurrence and during the continuance of an Event of Default, no payments are made by any Security Party on any inter-company Indebtedness until such time as the Facility is repaid in full;

(e) Transaction with Affiliates. Enter into any transaction with an Affiliate, other than on an arm’s length basis;

(f) Change of Flag, Class, Management or Ownership. Change (i) the flag of any Vessel other than to a jurisdiction reasonably acceptable to the Lenders, (ii) its Classification Society other than to another member of the International Association of Classification Societies reasonably acceptable to the Lenders, or (iii) the technical management of such Vessel other than to one or more technical management companies reasonably acceptable to the Lenders or the immediate or ultimate ownership of such Vessel;

(g) Chartering. Enter into any bareboat charter party agreement with respect to any Vessel;
(h) Change in Business. Materially change the nature of its business or commence any business materially different from its current business;

(i) Sale of Assets. Other than as reasonably acceptable to the Majority Lenders, sell, or otherwise dispose of, any Vessel, or any other asset (including by way of spin-off, installment sale or otherwise) which is substantial in relation to its assets taken as a whole; provided, however, that the Borrowers may sell any Vessel to a third party in an arm's length transaction provided that the proceeds of such sale are distributed in accordance with Section 5.3 of this Agreement;

(j) Changes in Offices or Names. Other than the Guarantor’s relocation of its chief executive office to New Orleans (currently anticipated to be in the first quarter of 2016), change the location of its chief executive office, its chief place of business or the office in which its records relating to the earnings or insurances of any Vessel are kept or change its name unless the Lenders shall have received sixty (60) days prior written notice of such change;

(k) Consolidation and Merger. Consolidate with, or merge into, any corporation or other entity, or merge any corporation or other entity into it; provided, however, that the Guarantor may merge with any Subsidiary or any other Person if (A) at the time of such transaction and after giving effect thereto, no Default or Event of Default shall have occurred or be continuing, (B) the surviving entity of such consolidation or merger shall be the Guarantor and (C) after giving effect to the transaction, the Guarantor's Consolidated Tangible Net Worth shall be greater or equal to its Consolidated Tangible Net Worth prior to the merger;

(l) Change Fiscal Year. In the case of the Guarantor, change its fiscal year;

(m) Indebtedness. In the case of the Security Parties, incur any new Indebtedness (which, for the sake of clarity, shall exclude any Indebtedness pursuant to this Agreement) other than (i) Indebtedness incurred to finance the acquisition and/or construction of any vessels; (ii) Indebtedness incurred by the Guarantor to finance the acquisition of any shipping related asset, or any railroad or railcar repair yard asset ancillary to the Guarantor’s existing railroad business; (iii) Indebtedness incurred by the Guarantor to finance the acquisition of the equity interests of any company owning shipping related assets whose primary business activity is shipping or any company owning railroad or railcar repair yard assets ancillary to the Guarantor’s existing railroad business whose primary business activity is related to such assets; (iv) any Indebtedness incurred in connection with any refinancing of any Indebtedness permitted under this Section 9.2(m)(i) through (iii), provided, however, that in each exception listed in clauses (i) through (iii) above, the principal amount of such Indebtedness shall not exceed eighty percent (80%) of such acquisition and/or construction price; (v) Indebtedness incurred by the Guarantor in connection with any guarantees permitted under Section 9.2(b) hereof; and (vi) Indebtedness incurred for general corporate purposes by the Guarantor not to exceed Fifteen Million Dollars ($15,000,000) (provided that (x) an executed term sheet in respect of such Indebtedness and evidence of bank credit approvals which are subject only to documentation, in each case, by no later than June 30, 2015 and (y) the documentation in respect of such Indebtedness shall have been entered into (and copies delivered to the Facility Agent) by no later than July 31, 2015 and shall provide that the principal amount of such Indebtedness, when added to any net cash proceeds received from an asset sale by the Guarantor or any Subsidiary, shall be no less than $12,000,000);

(n) Limitations on Ability to Make Distributions. Create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to pay dividends or make any other distributions on its capital stock or limited liability company interests, as the case may be, to the Borrowers or the Guarantor;

(o) Change of Control. Cause or permit a Change of Control;

(p) No Money Laundering. Contravene any law, official requirement or other regulatory measure or procedure implemented to combat “money laundering” (as defined in Article 1 of the Directive (91/308/EEC) of the Council of the European Communities) and comparable United States Federal and state laws; and

(q) Guarantor Facility Agreement. Amend the Guarantor Facility Agreement to modify the financial covenants in a manner that would impose a more restrictive set of covenants on the Guarantor than those contained in this Agreement without having amended the covenants herein to be at least as restrictive.

9.3Financial Covenants. The Guarantor hereby covenants and undertakes with the Lenders that, from the Effective Date and so long as any principal, interest or other moneys are owing in respect of this Agreement, the Note or any of the Security Documents, it will:

(a)Consolidated Indebtedness to Consolidated EBITDAR Ratio. Maintain, on a

consolidated basis, a ratio of Consolidated Indebtedness to Consolidated EBITDAR of not more than (i) 4.50 to 1.00 through the fiscal quarter ending June 30, 2015, (ii) 5.00 to 1.00 through the fiscal quarter ending December 31, 2015, (iii) 4.50 to 1.00 through the fiscal quarter ending March 31, 2016, and (iv) 4.25 to 1.00 at all times thereafter, provided that, in the event that one, but not both, of the EGS Vessels is sold to a person or entity that is not a Subsidiary of the Guarantor or suffers a Total Loss, the Guarantor shall maintain after such sale, on a consolidated basis, a ratio of Consolidated Indebtedness to Consolidated EBITDAR of not more than (i) 4.50 to 1.00 through the fiscal quarter ending June 30, 2015, (ii) 4.75 to 1.00 through the fiscal quarter ending December 31, 2015, (iii) 4.50 to 1.00 through the fiscal quarter ending March 31, 2016 and (iv) 4.25 to 1.00 at all times thereafter;

provided further, that in the event that both EGS Vessels are sold to a person or entity that is not a Subsidiary of the Guarantor or suffers a Total Loss, the Guarantor shall maintain after such sale, on a consolidated basis, a ratio of Consolidated Indebtedness to Consolidated EBITDAR of not more than 4.50 to 1.00 through the fiscal quarter ending March 31, 2016 and 4.25 to 1.00 at all times thereafter;

provided still further, that in the event that both EGS Vessels are sold to a person or entity that is not a Subsidiary of the Guarantor and any other vessel owned by any Subsidiary of the Guarantor is sold to a person or entity that is not a Subsidiary of the Guarantor or suffer a Total Loss, and the ratio of Consolidated Indebtedness to Consolidated EBITDAR is equal to or less than 4.10 to 1.00, the Guarantor shall maintain, on a consolidated basis, a ratio of Consolidated Indebtedness to Consolidated EBITDAR of not more than 4.25 to 1.00 at all times thereafter, in each case, as measured at the end of each fiscal quarter based on the four most recent fiscal quarters for which financial information is available;

(b) Working Capital. Maintain on a consolidated basis a ratio of current assets to current liabilities of not less than 1.00 to 1.00, as measured at the end of each fiscal quarter;

(c) Consolidated Tangible Net Worth. Maintain a Consolidated Tangible Net Worth, as measured at the end of each fiscal quarter, in an amount of not less than the sum of (i) ninety percent (90%) of Consolidated Tangible Net Worth as of December 31, 2009, less Impairment Losses (to the extent such Impairment Losses have been approved by the Facility Agent), and (ii) the sum of fifty percent (50%) of (a) all net income of the Guarantor (on a consolidated basis) earned after December 31, 2009, excluding any impairment charge taken by the Guarantor during 2010 with respect to its Mexican rail ferry service and Impairment Losses, and (b) the proceeds from the issuance of any common and/or preferred stock of the Guarantor on or after December 31, 2009;

(d) Consolidated EBITDA to Interest Expense. Maintain a ratio of Consolidated EBITDA to Interest Expense of not less than 2.50 to 1.00, measured at the end of each fiscal quarter based on the four most recent fiscal quarters for which financial information is available; and

(e) Minimum Liquidity. Maintain, on a consolidated basis, at least $20,000,000 in cash and Cash Equivalents.

9.4Asset Maintenance. If at any time during the term of this Agreement, the aggregate Fair

Market Value of the Vessels are less than the Required Percentage of the outstanding amount of the Facility, the Borrowers shall, within a period of thirty (30) days following receipt by the Borrowers of written notice from the Facility Agent notifying the Borrowers of such shortfall and specifying the amount thereof (which amount shall, in the absence of manifest error, be deemed to be conclusive and binding on the Borrowers), either (1) prepay such amount of the Facility (together with interest thereon and any other monies payable in respect of such prepayment pursuant to Section 5.5) as shall result in the Fair Market Value of the Vessels being not less than the Required Percentage of the outstanding amount of the Facility, or (2) place on charged deposits with the Facility Agent an amount in Dollars (together with interest thereon and any other monies payable in respect of such prepayment pursuant to Section 5.5) as shall result in the Fair Market Value of the Vessels together with the amount deposited being not less than the Required Percentage of the outstanding amount of the Facility. Any charged deposit shall be released to the Borrowers when the Fair Market Value of the Vessels is not less than the Required Percentage of the outstanding amount of the Facility.

10.Grant of Security.

10.1 Each of the Borrowers does hereby transfer, convey, mortgage, hypothecate, pledge, assign and grant a first priority security interest to the Security Trustee, in and to any Interest Rate Agreement to which it is a party to the extent of its right, title and interest therein TO HAVE AND TO HOLD any such Interest Rate Agreement or forward foreign exchange contract unto the Security Trustee, and its successors and assigns, as security for the due and punctual payment and performance of its obligations hereunder and under the Note; provided however that, and these presents are subject to the condition that, if the Borrowers shall have paid or caused to be paid or performed all of the obligations hereunder and under the Note which are due and owing on or before the Final Payment Date and no Event of Default shall have occurred and be subsisting, the security interest created by this Agreement shall terminate and be discharged and upon the request of the Borrowers, the Lenders shall execute and deliver to the Borrowers, at the expense of the Borrowers, such instruments of satisfaction and release as may be appropriate.

11. GUARANTEE

11.1 The Guarantee. The Guarantor hereby reaffirms its obligations under the guarantees it granted in connection with the Original Agreements and irrevocably and unconditionally guarantees to each of the Creditors and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Facility made by the Lenders to the Borrowers and evidenced by the Note and all other amounts from time to time owing to the Creditors by the Borrowers under this Agreement, under the Note, under any Interest Rate Agreements and under any of the Security Documents, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”). The Guarantor hereby further agrees that if the Borrowers shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

11.2 Obligations Unconditional. The obligations of the Guarantor under Section 11.1 are absolute, unconditional and irrevocable, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrowers under this Agreement, the Note or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of, or security for, any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 11.2 that the obligations of the Guarantor hereunder shall be absolute, unconditional and irrevocable, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor hereunder, which shall remain absolute, unconditional and irrevocable as described above:

a)

at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

b)	any of the acts mentioned in any of the provisions of this Agreement or the Note or any other agreement or instrument referred to herein or therein shall be done or omitted;

c)

the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or the Note or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged, in whole or in part, or otherwise dealt with; or

d)	any lien or security interest granted to, or in favor of, the Security Trustee or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Agent or any Lender exhaust any right, power or remedy or proceed against the Borrowers under this Agreement or the Note or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

11.3 Reinstatement. The obligations of the Guarantor under this Section 11 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrowers in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any Proceedings and the Guarantor agrees that it will indemnify each Creditor on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by such Creditor in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

11.4 Subrogation. The Guarantor hereby irrevocably waives, but only until all amounts payable hereunder by the Guarantor to the Creditors (or any of them) have been paid in full, any and all rights to which any of them may be entitled by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Borrowers with respect to such payment or to be reimbursed, indemnified or exonerated by or to seek contribution from the Borrowers in respect thereof.

11.5 Remedies. The Guarantor agrees that, as between the Guarantor and the Lenders, the obligations of the Borrowers under this Agreement and the Note may be declared to be forthwith due and payable as provided in Section 8 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 8) for purposes of Section 11.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrowers and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrowers) shall forthwith become due and payable by the Guarantor for purposes of Section 11.1.

11.6 Joint, Several and Solidary Liability. The Guarantor's obligations and liability under this Agreement shall be on a “solidary” or “joint and several” basis along with the Borrowers to the same degree and extent as if the Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of the Guaranteed Obligations. In the event that there is more than one Guarantor under this Agreement, or in the event that there are other guarantors, endorsers or sureties of all or any portion of the Guaranteed Obligations, the Guarantor's obligations and liability hereunder shall further be on a “solidary” or “joint and several” basis along with such other guarantors, endorsers and/or sureties.

11.7 Continuing Guarantee. The guarantee in this Section 11 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

12. ASSIGNMENT

12.1 Assignment. This Agreement shall be binding upon, and inure to the benefit of, each of the Security Parties and each of the Creditors and their respective successors and assigns, except that neither the Guarantor nor either of the Borrowers may assign any of its respective rights or obligations hereunder without the written consent of the Lenders. Each Lender shall be entitled to assign its rights and obligations under this Agreement or grant participation(s) in the Facility to any subsidiary, holding company or other affiliate of such Lender, to any subsidiary or other affiliate company of any thereof or any other Lender or, with the consent of the Borrowers (except upon the occurrence and during the continuation of an Event of Default, in which case the Borrowers' consent shall not be required) and the Agents, in the case of the Borrowers, such consent not to be unreasonably withheld (such consent deemed to have been given if the Borrowers do not give the Facility Agent written notice of its objection to an assignment within ten (10) Business Days after written notice of such assignment), to any other bank or financial institution (in a minimum amount of not less than US$5,000,000), and such Lender shall forthwith give notice of any such assignment or participation to the Borrowers and pay the Facility Agent an assignment fee of $3,000 for each such assignment or participation; provided, however, that any such assignment must be made pursuant to an Assignment and Assumption Agreement. Each of the Borrowers will take all reasonable actions requested by the Agents or any Lender to effect such assignment, including, without limitation, the execution of a written consent to any Assignment and Assumption Agreement. Notwithstanding any provision herein to the contrary, each Lender may, without consulting with or obtaining consent from either Security Party, at any time charge, assign or otherwise create security in or over (whether by way of collateral or otherwise) all or any of its rights under this Agreement, the Note or any Security Document to secure obligations of that Lender including, without limitation, any charge, assignment or other security to secure obligations to a federal reserve or central bank, except that no such charge, assignment or security shall release a Lender from any of its obligations under this Agreement, the Note or any Security Document or substitute the beneficiary of the relevant charge, assignment or other security for the Lender as a party to this Agreement, the Note or any Security Document or require any payments to be made by a Security Party or grant to any person any more extensive rights than those required to be made or granted to the relevant Lender under this Agreement, the Note or any Security Document.

12.2 Register. The Facility Agent, acting for this purpose as an agent of each of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders and principal amount of the Facility owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the

Borrowers, the Facility Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of a duly completed Assignment and Assumption Agreement executed by an assigning Lender and an assignee, the assignment fee referred to above and any written consent to such assignment required, the Facility Agent shall accept such Assignment and Assumption Agreement and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to this Agreement, the Facility Agent shall have no obligation to accept such Assignment and Assumption Agreement and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

13.ILLEGALITY, INCREASED COST, NON-AVAILABILITY, ETC.

13.1 Illegality. In the event that by reason of any change in any applicable law, regulation or regulatory requirement or in the interpretation thereof, a Lender has a reasonable basis to conclude that it has become unlawful for any Lender to maintain or give effect to its obligations as contemplated by this Agreement, such Lender shall inform the Facility Agent and the Borrowers to that effect, whereafter the liability of such Lender to make its Advances available shall forthwith cease and each of the Borrowers shall be required either to repay to such Lender that portion of the Facility advanced by such Lender immediately or, if such Lender so agrees, to repay such portion of the Facility to the Lender on the last day of the calendar month in accordance with and subject to the provisions of Section 13.8. In any such event, but without prejudice to the aforesaid obligations of each of the Borrowers to repay such portion of the Facility, each of the Borrowers and the relevant Lender shall negotiate in good faith with a view to agreeing on terms for making such portion of the Facility available from another jurisdiction or otherwise restructuring such portion of the Facility on a basis which is not unlawful.

13.2 Increased Costs. If any Change in Law shall:

(i)	subject any Lender to any Taxes with respect to its income from the Facility, or any part thereof, or
(ii)

change the basis of taxation to any Lender of payments of principal or interest or any other payment due or to become due pursuant to this Agreement (other than a change in the basis effected by the jurisdiction of organization of such Lender, the jurisdiction of the principal place of business of such Lender, the United States of America, the State or City of New York or any governmental subdivision or other taxing authority having jurisdiction over such Lender (unless such jurisdiction is asserted by reason of the activities of any Security Party) or such other jurisdiction where the Facility may be payable), or

(iii)

impose, modify or deem applicable any reserve requirements or require the making of any special deposits against or in respect of any assets or liabilities of, deposits with or for the account of, or loans by, a Lender, or

(iv)	impose on any Lender any other condition affecting the Facility or any part thereof,

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Advance, or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount), then:

(x) such Lender shall notify the Facility Agent and the Borrowers of the happening of such event, and

(y) each of the Borrowers agrees forthwith upon demand to pay to such Lender such amount as necessary to compensate such Lender for such additional cost or such reduction; provided however, that the foregoing provisions shall not be applicable in the event that increased costs to the Lender result from the exercise by the Lender of its right to assign its rights or obligations under Section 12.

13.3 Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Advances made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time each of the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

13.4 Nonavailability of Funds. If the Facility Agent shall determine that, by reason of circumstances affecting the London Interbank Market generally, adequate and reasonable means do not or will not exist for ascertaining the Applicable Rate, the Facility Agent shall give notice of such determination to the Borrowers and the Lenders. The Borrowers, the Facility Agent and the Majority Lenders shall then negotiate in good faith in order to agree upon a mutually satisfactory interest rate to be substituted for that which would otherwise have applied under this Agreement. If the Borrowers, the Facility Agent and the Majority Lenders are unable to agree upon such a substituted interest rate within thirty (30) days of the giving of such determination notice, the Facility Agent shall set an interest rate to take effect at the Facility Agent's direction, which rate shall be equal to the Margin plus the cost to the Lenders (as certified by each Lender) of funding the Facility.

13.5 Market Disruption. The following provisions of Sections 13.5 and 13.6 apply if:

(a)the LIBOR Rate is not available for an Interest Period on the date of determination of the LIBOR Rate; or

(b)at least one (1) Banking Day before the start of an Interest Period, the Lenders having Advances together amounting to 50% or more of the Facility notify the Facility Agent that the LIBOR Rate fixed by the Facility Agent would not accurately reflect the cost to those Lenders of funding their respective Advances (or any part thereof) during the Interest Period.

13.6 Notification of Market Disruption. The Facility Agent shall promptly notify the Borrowers and each of the Lenders, stating the circumstances falling within Section 13.4 which have caused its notice to be given (the "Market-Disruption Notification"); provided, however, that the level of detail of the Market-Disruption Notification shall be in the Facility Agent’s sole discretion and the Market-Disruption Notification itself shall, absent manifest error, be final, conclusive and binding on all parties hereto.

13.7 Alternative Rate of Interest During Market Disruption. For so long as the circumstances falling within Section 13.4 are continuing, the Facility Agent shall, on behalf of the Lenders, negotiate with the Borrowers in good faith with a view to modifying this Agreement to provide a substitute basis for determining the rate of interest and if no such agreement can be reached by the Borrowers and the Facility Agent prior to the expiry of the then current Interest Period, the Facility Agent shall with the agreement of each Lender, for each one-month period, set an interest rate representing the actual cost of funding of the Lenders in Dollars of their respective portion of the Facility plus the Margin. Such alternative pricing agreed upon pursuant to this Section 13.6 shall be binding on all parties hereto. The procedure provided for by this Section 13.6 shall be repeated if the relevant circumstances are continuing at the end of each such one month period.

13.8 Lender's Certificate Conclusive. A certificate or determination notice of the Facility Agent or any Lender, as the case may be, as to any of the matters referred to in this Section 13 shall, absent manifest error, be conclusive and binding on each of the Borrowers.

13.9 Compensation for Losses. Where any portion of the Facility is to be repaid by the Borrowers pursuant to this Section 13, each of the Borrowers agrees simultaneously with such repayment to pay to the relevant Lender all accrued interest to the date of actual payment on the amount repaid and all other sums then payable by the Borrowers to the relevant Lender pursuant to this Agreement, together with such amounts as may be certified by the relevant Lender to be necessary to compensate such Lender for any actual loss, premium or penalties incurred or to be incurred thereby on account of funds borrowed to make, fund or maintain its Advances or such portion thereof for the remainder (if any) of the then current calendar month, but otherwise without penalty or premium.

14.CURRENCY INDEMNITY

14.1 Currency Conversion. If for the purpose of obtaining or enforcing a judgment in any court in any country it becomes necessary to convert into any other currency (the “judgment currency”) an amount due in Dollars under this Agreement or the other Transaction Documents then the conversion shall be made, in the discretion of the Facility Agent, at the rate of exchange prevailing either on the date of default or on the day before the day on which the judgment is given or the order for enforcement is made, as the case may be (the “conversion date”), provided that the Facility Agent shall not be entitled to recover under this section any amount in the judgment currency which exceeds at the conversion date the amount in Dollars due under this Agreement, the Note and/or the other Transaction Documents.

14.2 Change in Exchange Rate. If there is a change in the rate of exchange prevailing between the conversion date and the date of actual payment of the amount due, the Borrowers shall pay such additional amounts (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the judgment currency when converted at the rate of exchange prevailing on the date of payment will produce the amount then due under this Agreement, the Note and/or the other Transaction Documents in Dollars; any excess over the amount due received or collected by the Lenders shall be remitted to the Borrowers.

14.3 Additional Debt Due. Any amount due from the Borrowers under this Section 14 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Agreement, the Note and/or any of the Security Documents.

14.4 Rate of Exchange. The term “rate of exchange” in this Section 14 means the rate at which the Facility Agent in accordance with its normal practices is able on the relevant date to purchase Dollars with the judgment currency and includes any premium and costs of exchange payable in connection with such purchase.

15.FEES AND EXPENSES

15.1 Fees. [Reserved]

15.2 Expenses. Each of the Borrowers agrees, whether or not the transactions hereby contemplated are consummated, on demand to pay, or reimburse the Agents for their payment of, the reasonable expenses of the Agents and (after the occurrence and during the continuance of an Event of Default) the Lenders incident to said transactions (and in connection with any supplements, amendments, waivers or consents relating thereto or incurred in connection with the enforcement or defense of any of the Agents' and the Lenders' rights or remedies with respect thereto or in the preservation of the Agents' and the Lenders' priorities under the documentation executed and delivered in connection therewith) including, without limitation, all reasonable costs and expenses of preparation, negotiation, execution and administration of this Agreement and the documents referred to herein, the reasonable fees and disbursements of the Agents' counsel in connection therewith, as well as the reasonable fees and expenses of any independent appraisers, surveyors, engineers and other consultants retained by the Agents in connection with this transaction, all reasonable costs and expenses, if any, in connection with the enforcement of this Agreement and the other Transaction Documents and stamp and other similar taxes, if any, incident to the execution and delivery of the documents (including, without limitation, the other Transaction Documents) herein contemplated and to hold the Agents and the Lenders free and harmless in connection with any liability arising from the nonpayment of any such stamp or other similar taxes. Such taxes and, if any, interest and penalties related thereto as may become payable after the Effective Date shall be paid immediately by the Borrowers to the Agents or the Lenders, as the case may be, when liability therefor is no longer contested by such party or parties or reimbursed immediately by the Borrowers to such party or parties after payment thereof (if the Agents or the Lenders, at their sole discretion, chooses to make such payment).

16. APPLICABLE LAW, JURISDICTION AND WAIVER

16.1 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

16.2 Jurisdiction. The Security Parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York in any action or proceeding brought against it by any of the Lenders or the Agents under this Agreement or under any document delivered hereunder and hereby irrevocably agrees that valid service of summons or other legal process on it may be effected by serving a copy of the summons and other legal process in any such action or proceeding on either of the Security Parties by mailing or delivering the same by hand to the relevant Security Party at the address indicated for notices in Section 18.1. The service, as herein provided, of such summons or other legal process in any such action or proceeding shall be deemed personal service and accepted by the relevant Security Party as such, and shall be legal and binding upon the relevant Security Party for all the purposes of any such action or proceeding. Final judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the relevant Security Party to the Lenders or the Agent) against the relevant Security Party in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. The Security Parties will advise the Facility Agent promptly of any change of address for the purpose of service of process. Notwithstanding anything herein to the contrary, the Lenders may bring any legal action or proceeding in any other appropriate jurisdiction.

16.3 WAIVER OF IMMUNITY. TO THE EXTENT THAT ANY OF THE SECURITY PARTIES HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM SUIT, JURISDICTION OF ANY COURT OR ANY LEGAL PROCESS (WHETHER THROUGH ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OF A JUDGMENT, OR FROM ANY OTHER LEGAL PROCESS OR REMEDY) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF THE SECURITY PARTIES HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.

16.4 WAIVER OF JURY TRIAL. IT IS MUTUALLY AGREED BY AND AMONG EACH OF THE SECURITY PARTIES AND EACH OF THE CREDITORS THAT EACH OF THEM HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

17. THE AGENTS

17.1 Appointment of Agents. Each of the Lenders irrevocably appoints and authorizes the Facility Agent to take such action as facility agent on its behalf and to exercise such powers under this Agreement, the Note and the other Transaction Documents as are delegated to the

Facility Agent by the terms hereof and thereof. Neither the Facility Agent nor any of its directors, officers, employees or agents shall be liable for any action taken or omitted to be taken by it or them under this Agreement, the Note or the other Transaction Documents or in connection therewith, except for its or their own gross negligence or willful misconduct.

17.2 Appointment of Security Trustee. Each of the Lenders irrevocably appoints, designates and authorizes the Security Trustee to act as security trustee on its behalf with regard to (i) the security, powers, rights, titles, benefits and interests (both present and future) constituted by and conferred on the Lenders or any of them or for the benefit thereof under or pursuant to this Agreement or any of the other Transaction Documents (including, without limitation, the benefit of all covenants, undertakings, representations, warranties and obligations given, made or undertaken to any Lender in the Agreement or the other Transaction Documents), (ii) all moneys, property and other assets paid or transferred to or vested in any Lender or any agent of any Lender or received or recovered by any Lender or any agent of any Lender pursuant to, or in connection with, this Agreement or the other Transaction Documents whether from any Security Party or any other person and (iii) all money, investments, property and other assets at any time representing or deriving from any of the foregoing, including all interest, income and other sums at any time received or receivable by any Lender or any agent of any Lender in respect of the same (or any part thereof). The Security Trustee hereby accepts such appointment but shall have no obligations under this Agreement, under the Note or under any of the Security Documents except those expressly set forth herein and therein.

17.3 Distribution of Payments. Whenever any payment is received by the Facility Agent or the Security Trustee from the Borrowers or the Guarantor for the account of the Lenders, or any of them, whether of principal or interest on the Note, commissions, fees under Section 15 or otherwise, it will thereafter cause to be distributed on the day of receipt if received before 10 a.m. London time, or on the day after receipt if received thereafter, like funds relating to such payment ratably to the Lenders according to their respective Advances, in each case to be applied according to the terms of this Agreement. Unless the Facility Agent or the Security Trustee, as the case may be, shall have received notice from the Borrowers prior to the date when any payment is due hereunder that the Borrowers will not make any payment on such date, the Facility Agent or the Security Trustee may assume that the Borrowers have made such payment to the Facility Agent or the Security Trustee, as the case may be, on the relevant date and the Facility Agent or the Security Trustee may, in reliance upon such assumption, make available to the Lenders on such date a corresponding amount relating to such payment ratably to the Lenders according to their respective Advances. If and to the extent that the Borrowers shall not have so made such payment available to the Facility Agent or the Security Trustee, as the case may be, the Lenders and the Borrowers (but without duplication) severally agree to repay to the Facility Agent or the Security Trustee, as the case may be, forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Lenders until the date such amount is repaid to the Facility Agent or the Security Trustee, as the case may be, as calculated by the Facility Agent or Security Trustee to reflect its cost of funds.

17.4 Holder of Interest in Note. The Agents may treat each Lender as the holder of all of the interest of such Lender in the Note.

17.5 No Duty to Examine, Etc. The Agents shall not be under a duty to examine or pass upon the validity, effectiveness or genuineness of any of this Agreement, the other Transaction Documents or any instrument, document or communication furnished pursuant to this Agreement or in connection therewith or in connection with any other Transaction Document, and the Agents shall be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be.

17.6 Agents as Lenders. With respect to that portion of the Facility made available by it, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not an Agent, and the term “Lender” or “Lenders” shall include each of the Agents in its capacity as a Lender. Each Agent and its affiliates may accept deposits from, lend money to and generally engage in any kind of business with, the Borrowers and the Guarantor as if it were not an Agent.

17.7 Acts of the Agents. Each Agent shall have duties and discretion, and shall act as follows:

(a) Obligations of the Agents. The obligations of each Agent under this Agreement, the Note and the other Transaction Documents are only those expressly set forth herein and therein;

(b) No Duty to Investigate. No Agent shall at any time, unless requested to do so by a Lender or Lenders, be under any duty to enquire whether an Event of Default, or an event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, has occurred or to investigate the performance of this Agreement, the Note or any Security Document by any Security Party;

(c) Discretion of the Agents. Each Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement and the other Transaction Documents, unless the Facility Agent shall have been instructed by the Majority Lenders to exercise such rights or to take or refrain from taking such action; provided, however, that no Agent shall be required to take any action which exposes it to personal liability or which is contrary to this Agreement or applicable law; and

(d) Instructions of Majority Lenders. Each Agent shall in all cases be fully protected in acting or refraining from acting under this Agreement or under any other Transaction Document in accordance with the instructions of the Majority Lenders, and any action taken or failure to act pursuant to such instructions shall be binding on all of the Lenders.

17.8 Certain Amendments. Neither this Agreement, the Note nor any of the Security Documents nor any terms hereof or thereof may be amended unless such amendment is approved by the Borrowers and the Majority Lenders, provided that no such amendment shall, without the consent of each Lender affected thereby, (i) reduce the interest rate or extend the time of payment of scheduled principal payments or interest or fees on the Facility, or reduce the principal amount of the Facility or any fees hereunder, (ii) increase or decrease the commitment of any Lender to lend or subject any Lender to any additional obligation (it being understood that a waiver of any Event of Default or any mandatory repayment of the Facility shall not constitute a change in the terms of any commitment of any Lender to lend), (iii) amend, modify or waive any provision of this Section 17.8, (iv) amend the definition of Majority Lenders or any other definition referred to in this Section 17.8, (v) consent to the assignment or transfer by either of the Borrowers of any of its rights and obligations under this Agreement, (vi) release any Security Party from any of its obligations under any Security Document except as expressly provided herein or in such Security Document, (vii) amend any provision relating to the maintenance of collateral under Section 9.4 or (viii) amend or waive any provision of this Agreement if the Facility Agent or a Lender reasonably believes that it may constitute a “material modification” within the meaning of FATCA that may result (directly or indirectly) in the Borrowers or the Guarantor being required to make a FATCA Deduction (provided, that in the event that any Lender refuses to consent to an amendment or waiver pursuant to Subsection 17.8(viii), such amendment or waiver may be made without the consent of such Lender after such Lender is irrevocably designated as a “FATCA Protected Lender” in writing by the Borrower, unless such amendment or waiver is described in another Subsection of Section 17.8). All amendments approved by the Majority Lenders under this Section 17.8 must be in writing and signed by the Borrowers and each of the Lenders. In the event that any Lender is unable to or refuses to sign an amendment approved by the Majority Lenders hereunder, such Lender hereby appoints the Facility Agent as its Attorney-In-Fact for the purposes of signing such amendment. No provision of this Section 17 or any other provisions relating to the Agents may be modified without the consent of the Agent.

17.9 Assumption re Event of Default. Except as otherwise provided in Section 17.15, the Facility Agent and the Security Trustee shall be entitled to assume that no Event of Default, or event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, has occurred and is continuing, unless it has been notified by any Security Party of such fact, or has been notified by a Lender that such Lender considers that an Event of Default or such an event (specifying in detail the nature thereof) has occurred and is continuing. In the event that either thereof shall have been notified by any Security Party or any Lender in the manner set forth in the preceding sentence of any Event of Default or of an event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, the Facility Agent shall notify the Lenders and shall take action and assert such rights under this Agreement, under the Note and under Security Documents as the Majority Lenders shall request in writing.

17.10 Limitations of Liability. No Agent or Lender shall be under any liability or responsibility whatsoever:

(a) to any Security Party or any other person or entity as a consequence of any failure or delay in performance by, or any breach by, any other Lenders or any other person of any of its or their obligations under this Agreement or under any Security Document;

(b) to any Lender or Lenders as a consequence of any failure or delay in performance by, or any breach by, any Security Party of any of its respective obligations under this Agreement or under the other Transaction Documents; or

(c) to any Lender or Lenders for any statements, representations or warranties contained in this Agreement, in any Security Document or in any document or instrument delivered in connection with the transaction hereby contemplated; or for the validity, effectiveness, enforceability or sufficiency of this Agreement, any other Transaction Document or any document or instrument delivered in connection with the transactions hereby contemplated.

17.11 Indemnification of the Facility Agent and Security Trustee. The Lenders agree to indemnify each Agent (to the extent not reimbursed by the Security Parties or any thereof), pro rata according to the respective amounts of their Advances, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including legal fees and expenses incurred in investigating claims and defending itself against such liabilities) which may be imposed on, incurred by or asserted against, such Agent in any way relating to or arising out of this Agreement or any other Transaction Document, any action taken or omitted by such Agent thereunder or the preparation, administration, amendment or enforcement of, or waiver of any provision of, this Agreement or any other Transaction Document, except that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of either such Agent.

17.12 Consultation with Counsel. Each of the Facility Agent and the Security Trustee may consult with legal counsel selected by such Agent and shall not be liable for any action taken, permitted or omitted by it in good faith in accordance with the advice or opinion of such counsel.

17.13 Resignation. Any Agent may resign at any time by giving sixty (60) days' written notice thereof to the other Agents, the Lenders and the Borrowers. Upon any such resignation, the Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Lenders and shall have accepted such appointment within sixty (60) days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank or trust company of recognized standing. The appointment of any successor Agent shall be subject to the prior written consent of the Borrowers, such consent not to be unreasonably withheld. After any retiring Agent's resignation as Agent hereunder, the provisions of this Section 17 shall continue in effect for its benefit with respect to any actions taken or omitted by it while acting as Agent.

17.14 Representations of Lenders. Each Lender represents and warrants to each other Lender and the Agents that:

(a) in making its decision to enter into this Agreement and to make its Advances available hereunder, it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Security Parties, that it has made an independent credit judgment and that it has not relied upon any statement, representation or warranty by any other Lender or any Agent; and

(b) so long as any portion of its Advances remains outstanding, it will continue to make its own independent evaluation of the financial condition and affairs of the Security Parties.

17.15 Notification of Event of Default. The Facility Agent hereby undertakes to promptly notify the Lenders, and the Lenders hereby promptly undertake to notify the Facility Agent and the other Lenders, of the existence of any Event of Default which shall have occurred and be continuing of which such party has actual knowledge.

17.16 No Agency or Trusteeship if ING only Lender. If at any time ING is the only Lender, all references to the terms “Facility Agent” and “Security Trustee” shall be deemed to be references to ING as Lender and not as agent or security trustee.

18. NOTICES AND DEMANDS

18.1 Notices. All notices, requests, demands and other communications to any party hereunder shall be in writing (including prepaid overnight courier, facsimile transmission or similar writing) and shall be given to the Borrowers or the Guarantor at the address or facsimile number set forth below and to the Lenders and the Agents at their address and facsimile numbers set forth in Schedule I or at such other address or facsimile numbers as such party may hereafter specify for the purpose by notice to each other party hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and telephonic confirmation of receipt thereof is obtained or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused.

If to the Borrowers or the Guarantor:

11 North Water Street, Suite 18290 Mobile, Alabama 36602

Facsimile No.: (251)-243-9121 Attention: Chief Financial Officer

With a copy to

One Whitehall Street

New York, NY 10004

Facsimile No.: (212) 514-5692 Attention: Mr. Niels M. Johnsen

19. MISCELLANEOUS

19.1 Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, the Facility Agent and each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Facility Agent or such Lender to or for the credit or the account of the Borrowers or any other Security Party against any and all of the obligations of the Borrowers or other Security Party now or hereafter existing under the Transaction Documents, irrespective of whether the Facility Agent or such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The Facility Agent and each Lender agrees promptly to notify the Borrowers after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Facility Agent and each Lender under this Section 19.1 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Facility Agent or such Lender may have.

19.2 Time of Essence. Time is of the essence of this Agreement but no failure or delay on the part of any Creditor to exercise any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by any Creditor of any power or right hereunder preclude any other or further exercise thereof or the exercise of any other power or right. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

19.3 Unenforceable, etc., Provisions - Effect. In case any one or more of the provisions contained in this Agreement or in the other Transaction Documents would, if given effect, be invalid, illegal or unenforceable in any respect under any law applicable in any relevant jurisdiction, said provision shall not be enforceable against the relevant Security Party, but the validity, legality and enforceability of the remaining provisions herein or therein contained shall not in any way be affected or impaired thereby.

19.4 References. References herein to Articles, Sections, Exhibits and Schedules are to be construed as references to articles, sections of, exhibits to, and schedules to, this Agreement or the other Transaction Documents as applicable, unless the context otherwise requires.

19.5 Further Assurances. Each of the Security Parties hereby agrees that if this Agreement or any of the other Transaction Documents shall, in the reasonable opinion of the Lenders, at any time be deemed by the Lenders for any reason insufficient in whole or in part to carry out the true intent and spirit hereof or thereof, it will execute or cause to be executed such other and further assurances and documents as in the opinion of the Lenders may be required in order to more effectively accomplish the purposes of this Agreement and/or the other Transaction Documents.

19.6 Prior Agreements, Merger. Any and all prior understandings and agreements heretofore entered into between the Security Parties on the one part, and the Creditors, on the other part, relating to the transactions contemplated hereby, whether written or oral, are superseded by and merged into this Agreement and the other agreements (the forms of which are exhibited hereto) to be executed and delivered in connection herewith to which the Security Parties, the Agent, the Security Trustee and/or the Lenders are parties, which alone fully and completely express the agreements between the Security Parties, the Agents, and the Lenders.

19.7 Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties hereto including all parties added hereto pursuant to an Assignment and Assumption Agreement. Subject to Section 17.8, any provision of this Agreement or any other Transaction Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrowers, the Agents, and the Majority Lenders. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

19.8 Indemnification. Neither any Creditor nor any of its directors, officers, agents or employees shall be liable to any of the Security Parties for any action taken or not taken thereby in connection herewith in the absence of its own gross negligence or willful misconduct. Each of the Borrowers and the Guarantor hereby jointly and severally agree to indemnify the Creditors, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an “Indemnitee”) and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement, any actual or proposed use of proceeds of the Facility hereunder, or any related transaction or claim; provided that (i) no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction and (ii) to the extent permitted by law, the Indemnitee shall provide the Security Parties with prompt notice of any such investigative, administrative or judicial proceeding after the Indemnitee becomes aware of such proceeding; provided, however, that the Indemnitee's failure to provide such notice in a timely manner shall not relieve the Security Parties of their obligations hereunder.

19.9 USA Patriot Act Notice; OFAC and Bank Secrecy Act. The Facility Agent hereby notifies each of the Security Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Patriot Act”), and the policies and practices of the Facility Agent, each of the Creditors is required to obtain, verify and record certain information and documentation that identifies each of the Security Parties, which information includes the name and address of each of the Security Parties and such other information that will allow the Creditors to identify each of the Security Parties in accordance with the Patriot Act. In addition, each of the Security Parties shall: (a) ensure that no Person who owns a controlling interest in or otherwise controls any of the Security Parties or any subsidiary of any thereof is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders; (b) not use or permit the use of the proceeds of the Facility to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto; and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act laws and regulations, as amended.

19.10 Counterparts; Electronic Delivery. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or electronic transmission shall be deemed as effective as delivery of an originally executed counterpart. In the event that any of the Security Parties deliver an executed counterpart of this Agreement by facsimile or electronic transmission, such Security Parties shall also deliver an originally executed counterpart as soon as practicable, but the failure of such Security Parties to deliver an originally executed counterpart of this Agreement shall not affect the validity or effectiveness of this Agreement.

19.11 Headings. In this Agreement, Section headings are inserted for convenience of reference only and shall not be taken into account in the interpretation of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of the day and year first above written.

DRY BULK AMERICAS LTD.,

As Borrower and Assignee

By:  /s/ DBDrake

   Name: D. B. Drake

   Title: Attorney-In- Fact

DRY BULK AMERICAS LTD.,

As Borrower and Assignee

By:  /s/ DBDrake

   Name: D. B. Drake

   Title: Attorney-In- Fact

EAST GULF SHIPHOLDING, INC.,

As Assignor

(as to Section 3.1(c) only)

By: /s/ DBDrake

    Name: D. B. Drake

     Title: V/P Treasure

INTERNATIONAL SHIPHOLDING CORPORATION,

as Guarantor

By: /s/ DBDrake

    Name: D. B. Drake

     Title: V/P Treasure

ING BANK N. V., London Branch

As Facility Agent, Security Trustee and Lender

(under each of the Original Agreements and hereafter)

By: /s/ Hoyan Nam

      Name: Hoyan Nam

       Title: Attorney-In-Fact

   By: /s/ Vikki Madias

      Name: Vikki Madias

       Title: Attorney-In-Fact

SCHEDULE I

LENDERS

ING BANK N.V.

London branch

60 London Wall

London EC2M 5TQ

England

Facsimile No.: +44 207 767 7252

Telephone No.:+44 207 767 1112

Email: ABF.Infra.Portfolio.Management@uk.ing.com

Attention: Graham Wallden

All communications shall also include a copy to:

Facsimile No.: +44 207 767 7324 Telephone No.:+44 207 767 6522 Email: ian.tofts@uk.ing.com Attention: Ian Tofts, Loan Operations

CLOSING DATE OUTSTANDING AMOUNTS

Tranche	Principal
Dry Bulk Americas Tranche	$ 14,765,833.29
Dry Bulk Australia Tranche	$ 11,166,071.45
EGS Crest Tranche	$ 13,186,666.78
EGS Wave Tranche	$ 13,186,666.61

SCHEDULE II

Approved Ship Brokers

Banchero-Costa & C. s.p.a.

2, Via Pammatone

16121 Genoa

Italy

Telephone No.: +39 010 5631 1

Facsimile No.: +39 010 5631 215

Fearnleys A/S

Grev Wedels plass 9

Oslo, Norway

Telephone No.: +47 22 93 60 00

Facsimile No.: +47 22 93 61 50

H. Clarkson & Company

12 Camomile Street

London EC3A 7BP

England

Telephone No.: +44 207 334 0000

Facsimile No.: +44 207 283 5260

Braemar Shipbrokers Ltd.

35 Cosway Street

London NW1 5BT

England

Telephone No.: +44 207 535 2600

Facsimile No.: +44 207 535 2601

Jacq. Pierot Jr. & Sons, Inc. (USA) 29 Broadway

New York, NY 10006

Telephone No.: (212) 344 3840 Facsimile No.: (212) 943 6598

Barry Rogliano Salles

11 Boulevard Jean Mermoz

92200 Neuilly sur Seine

France

Telephone No.: +33 1 41 92 12 34

Facsimile No.: +33 1 41 92 12 44

Hartland Shipping Services Ltd. 28 Bedford Street, Covent Garden

London, United Kingdom

WC2E 9ED

Telephone No.: +44 20 3077 1600 Facsimile No.: +44 20 7240 9603

SCHEDULE III

Security Party Liens as of the Effective Date

International Shipholding Corporation

Multiple Indebtedness Mortgage, Assignment of Leases and Rents and Security Agreement in favor of Regions Bank on real estate located at 864-70 South Peters Street, New Orleans, LA.

Security Agreement covering various collateral in favor of Regions Bank in connection with the Credit Agreement providing revolving and term loan facilities up to a maximum amount of $145,000,000

Dry Bulk Australia Ltd. And Dry Bulk Americas Ltd.

Mortgages, Earnings Assignments, and Insurance Assignments in favor of ING N.V. on vessels Dry Bulk Australia, Dry Bulk Americas, EGS Crest, and EGS Wave.

SCHEDULE IV

Security Party Indebtedness as of the Effective Date

International Shipholding Corporation

Guarantee of indebtedness of Dry Bulk Australia Ltd. and Dry Bulk Americas Ltd. in the amount of $52,305,238.13 to ING Bank N.V., which indebtedness has a final maturity date of June 20, 2018.

Guarantee of indebtedness of LCI Shipholdings, Inc. in the amount of $20,571,428.57 to Citizens Asset Finance, Inc., which indebtedness has a maturity date of July 31, 2021.

Guarantee of indebtedness of LCI Shipholdings, Inc. in the amount of $8,024,107.26 to Capital One N.A. which indebtedness has a maturity date of January 1, 2017.

Guarantee of indebtedness of Oslo Bulk 6 Pte Ltd in the amount of $1,000,000.00 to Pareto Bank ASA which has a maturity date of January 2023 dependent upon vessel delivery date.

Indebtedness to Regions Bank of up to $10,000,000 secured by real estate located at 86470 South Peters Street, New Orleans, LA.

Guarantee of indebtedness of LCI Shipholdings, Inc. in the amount of $36,278,846.14 to DVB Bank, SE which indebtedness has a maturity date of August 28, 2020.

Guarantee of indebtedness of East Gulf Shipholding, Inc. in the amount of $32,000,000.00 to DVB Bank, SE which indebtedness has a maturity date of April 24, 2020.

Secured Indebtedness of up to $145,000,000 under a Credit Agreement dated September 23, 2013, between International Shipholding Corporation, Enterprise Ship Company, Inc, Sulphur Carriers, Inc, CG Railway, Inc, Central Gulf Lines, Inc, Coastal Carriers, Inc, Waterman Steamship Corporation, N.W. Johnsen & Co., Inc, LMS Shipmanagement, Inc, U.S. United Ocean Services, LLC, Mary Ann Hudson, LLC, Sheila McDevitt, LLC, Tower, LLC, and Frascati Shops, Inc, as borrowers, and Regions Bank, among others, as Administrative Agent and Collateral Agent.

Dry Bulk Australia Ltd. And Dry Bulk Americas Ltd.

Indebtedness to ING Bank N.V. in the amount of $52,305,238.13 which has a final maturity date of June 20, 2018.

EXHIBIT A

FORM OF

PROMISSORY NOTE

US$[ ]

New York, New York

[ ], 2015

FOR VALUE RECEIVED, each of the undersigned, DRY BULK AMERICAS LTD., a corporation organized and existing under the laws of the British Virgin Islands, and DRY BULK AUSTRALIA LTD., a corporation organized and existing under the laws of the British Virgin Islands (the “Borrowers”), hereby promises to pay to the order of ING BANK N.V., London branch (“ING”), a banking corporation organized under the laws of the Netherlands, as facility agent (the “Facility Agent”) for the Lenders (as defined herein) with offices at 60 London Wall, London EC2M 5TQ, England, or as it may otherwise direct, the principal sum of [ ] United States Dollars (US$[ ]), or such lesser amount as may be owing under the Credit Agreement (as defined below). The Borrowers shall repay the indebtedness represented by this Promissory Note as provided in Section 5 of that certain assignment, assumption, amendment and restatement of the senior secured term loan facility agreement dated as of May __, 2015, (the “Credit Agreement”) made by and among, inter alios, (i) the Borrowers, as joint and several borrowers, (ii) International Shipholding Corporation, as guarantor, (iii) the banks and financial institutions listed on Schedule I of the Credit Agreement, as lenders (together with any bank or financial institution which becomes a Lender pursuant to Section 12 of the Credit Agreement, the “Lenders”), (iv) the Facility Agent, as facility agent and (v) ING, as security trustee for the Lenders. This Promissory Note (this “Note”) may be prepaid on such terms as provided in the Credit Agreement. Interest shall be paid on the indebtedness represented by this Note at the rate (the “Applicable Rate”) determined from time to time in accordance with Section 6 of the Credit Agreement and at the times provided in Section 6 of the Credit Agreement, which provisions are incorporated herein with full force and effect as if they were more fully set forth herein at length.

Any principal payment not paid when due, whether on the maturity date thereof or by acceleration, shall bear interest thereafter at a rate per annum equal to the Default Rate (as defined in the Credit Agreement). All interest shall accrue and be calculated on the actual number of days elapsed and on the basis of a 360 day year.

Words and expressions used herein and defined in the Credit Agreement shall have the same meaning herein as therein defined.

Both principal and interest are payable in United States Dollars to the Facility Agent, for the account of the Lenders, as the Facility Agent may direct, in immediately available same day funds.

The Facility Agent may endorse the amount and the date of the making of an Advance and any prepayment or payment of principal hereunder on the grid annexed hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that any failure to endorse such information on such grid shall not in any manner affect the obligation of the Borrowers to make payment of principal and interest in accordance with the terms of the Credit Agreement and this Note.

If this Note or any payment required hereunder becomes due and payable on a day which is not a Banking Day the due date thereof shall be extended until the next following Banking Day (in which event, interest shall be payable during such extension at the rate applicable immediately prior thereto), unless such next following Banking Day falls in the following month, in which case such payment shall be payable immediately preceding the Banking Day.

This Note is the Note referred to in, and is entitled to the security and benefits of, the Credit Agreement and the Security Documents. Upon the occurrence of any Event of Default under the Credit Agreement, the principal hereof and accrued interest hereon may be declared to be, and shall thereupon become, forthwith, due and payable.

Presentment, demand, protest and notice of dishonor of this Note or any other notice of any kind are hereby expressly waived.

EACH OF THE BORROWERS AND, BY ITS ACCEPTANCE HEREOF, THE FACILITY AGENT HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law.

IN WITNESS WHEREOF, each of the Borrowers has executed and delivered this Note on the date and year first above written.

DRY BULK AMERICAS LTD.

By:

Name:

Title:

DRY BULK AUSTRALIA LTD.

By:

Name:

Title:

PAYMENTS OF PRINCIPAL

Date	Amount of Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

CERTIFICATE OF THE CHIEF FINANCIAL OFFICER

OF

INTERNATIONAL SHIPHOLDING CORPORATION

FOR THE PERIOD ENDED [ ]

The undersigned, being the chief financial officer of INTERNATIONAL SHIPHOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("ISC"), hereby certifies, on behalf of ISC, to ING BANK N.V., London branch (“ING”), as facility agent for the Lenders (the “Facility Agent”), in connection with that certain assignment, assumption, amendment and restatement of the senior secured term loan facility agreement, dated as of May __, 2015 (the "Credit Agreement"), by and among, inter alios, (1) Dry Bulk Americas Ltd. and Dry Bulk Australia Ltd., as joint and several borrowers, (2) ISC, as guarantor, (3) the banks and financial institutions listed on Schedule I of the Credit Agreement, as lenders (together with any bank or financial institution which becomes a Lender pursuant to Section 12 of the Credit Agreement, the "Lenders"), (4) the Facility Agent, as facility agent for the Lenders and (5) ING, as security trustee for the Lenders, as follows:

(i)	that I have reviewed (i) the consolidated financial statements of ISC and its

Subsidiaries dated as of_______________________________ and for the period then ended and (ii) the separate financial reports of each of the Borrowers dated as of___________________________and for theperiod then ended, and such statements and reports fairly present the financial condition of ISC and its Subsidiaries and each of the Borrowers, as the case may be, as of the dates indicated and the results of their operations and cash flows for the periods indicated; and

(ii)

that I have reviewed the terms of the Credit Agreement, the Note and the Security Documents (collectively, the "Transaction Documents") and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of ISC during the accounting period covered by the financial statements referred to in clause (i) above; and

(iii)

such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes an Event of Default nor any event which with the giving of notice or lapse of time or both would constitute an Event of Default, nor do I have knowledge of the existence of any such condition or event as at the date of this Certificate [EXCEPT, [IF SUCH CONDITION OR EVENT EXISTED OR EXISTS, DESCRIBE THE NATURE AND PERIOD OF EXISTENCE THEREOF AND WHAT ACTION ISC, THE BORROWERS OR ANY OTHER ISC

ENTITY, AS THE CASE MAY BE, HAS TAKEN, IS TAKING AND PROPOSES TO TAKE WITH RESPECT THERETO]]; and

(iv)ISC, the Borrowers and each other Security Party are each in compliance with the covenants contained in Section 9 of the Credit Agreement and in each other Transaction Document to which it is a party, including, without limitation the covenants set forth in Sections 9.3(a) - (d) and 9.4, and Annex A attached hereto shows the calculation thereof in reasonable detail.

Capitalized terms used herein without definition have the meaning ascribed thereto in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this

_____ day of_____________, 2015.

INTERNATIONAL SHIPHOLDING CORPORATION

By:_________________________________________________________________________________

Name:

Title: Chief Financial Officer

ANNEX A

1.	Section 9.3(a) – Consolidated Indebtedness to Consolidated EBITDAR Ratio

A.The sum of all Indebtedness of ISC and the Subsidiaries determined on a consolidated basis in accordance with GAAP and the product of six (6) multiplied by the Lease Expense of the Guarantor and the Subsidiaries for the past twelve (12) months determined on a consolidated basis

$____________

TO

B.The sum of (without duplication):

All Consolidated Net Income of ISC and the Subsidiaries

$____________

+

All Interest Expense for ISC and the Subsidiaries, whether paid or accrued (including the interest component of capitalized leases) on all Indebtedness of ISC and the Subsidiaries, net of interest income determined in accordance with GAAP

$____________

+

Income taxes of ISC and the Subsidiaries

$____________

+

Depreciation and amortization of ISC and the Subsidiaries, as well as other non-cash charges to the extent they have been deducted from income

$____________

+

The unamortized balance of the gain with respect to the sale of the vessel GREEN BAY pursuant to the sale/leaseback transaction that occurred on February 22, 2012, for the four rolling quarters commencing with the quarter ending September 30, 2014 and ending with the quarter ending June 30, 2015

$___________

Provided that if any Subsidiary is not wholly owned by ISC, Consolidated EBITDA shall be reduced (to the extent not otherwise reduced in accordance with GAAP) by an amount equal to:

the amount of Consolidated Net Income attributable to such Subsidiary

Multiplied by

The percentage ownership interest in the income of such Subsidiary not owned by ISC on the last day of such period, but adding back other non-cash charges to the extent they have been deducted from income in accordance with GAAP

$_____________

Provided, however, that if any acquisition or disposition of assets permitted to be made under this Agreement (other than non-material acquisitions or dispositions in the ordinary course of business, each with a total value of less than $2,000,000) occurs during such period of determination, Consolidated EBITDA for such period shall be calculated on a pro forma basis to give effect to such acquisition or disposition as if each such acquisition or disposition has been consummated on the first day of such period; provided, further that Consolidated EBITDA based on any such acquisition shall only be based on contracted cash

Plus

all amounts payable under any operating leases and time charter agreements which may be classified as operating lease expenses, charter hire expenses or rent, as determined in accordance with GAAP during the relevant period

Requirement per Credit Agreement not more than (i) 4.50 to 1.00 through the fiscal quarter ending June 30, 2015, (ii) 5.00 to 1.00 through the fiscal quarter ending December 31, 2015, (iii) 4.50 to 1.00 through the fiscal quarter ending March 31, 2016, and (iv) 4.25 to 1.00 at all times thereafter provided that, in the event that one, but not both, of the EGS Vessels is sold to a person or entity that is not a Subsidiary of the Guarantor, the Guarantor shall maintain after such sale, on a consolidated basis, a ratio of Consolidated Indebtedness to Consolidated EBITDAR of not more than (i) 4.50 to 1.00 through the fiscal quarter ending June 30, 2015, (ii) 4.75 to 1.00 through the fiscal quarter ending December 31, 2015, (iii) 4.50 to 1.00 through the fiscal quarter ending March 31, 2016 and (iv) 4.25 to 1.00 at all times thereafter;

provided further, that in the event that both EGS Vessels are sold to a person or entity that is not a Subsidiary of the Guarantor, the Guarantor shall maintain after such sale, on a consolidated basis, a ratio of Consolidated Indebtedness to Consolidated EBITDAR of not more than 4.50 to 1.00 through the fiscal quarter ending March 31, 2016 and 4.25 to 1.00 at all times thereafter;

provided still further, that in the event that both EGS Vessels are sold to a person or entity that is not a Subsidiary of the Guarantor and any other vessel owned by any Subsidiary of the Guarantor is sold to a person or entity that is not a Subsidiary of the Guarantor, and the ratio of Consolidated Indebtedness to Consolidated EBITDAR is equal to or less than 4.10 to 1.00, the Guarantor shall maintain, on a consolidated basis, a ratio of Consolidated Indebtedness to Consolidated EBITDAR of not more than 4.25 to 1.00 at all times thereafter, in each case, as measured at the end of each fiscal quarter based on the four most recent fiscal quarters for which financial information is available

Actual = _____:1.00

2.	Section 9.3(b) – Working Capital Ratio:

A.Current assets$____________

TO

B.Current liabilities $______________

Minimum Requirement per Credit Agreement not less than 1.00:1:00

Actual = _____:1.00

3.	Section 9.3(c) – Consolidated Tangible Net Worth:

With respect to ISC and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), (a) the amount of capital stock (including its outstanding preferred stock); plus (b) the amount of surplus and retained earnings (or, in the case of a surplus or retained earnings deficit, minus the amount of such deficit); plus (c) deferred charges to the extent amortized and acquired contract costs net of accumulated amortization as stated on the then most recent audited balance sheet of ISC; minus (d) the sum of (i) the cost of treasury shares and (ii) the book value of all assets that should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) but in any event including goodwill, minority interests, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any write up in the book value of assets resulting from a revaluation thereof subsequent to December 31, 1996

$____________

Minimum Requirement per Credit Agreement:

Not less than the sum of (i) ninety percent (90%) of Consolidated Tangible Net Worth as of December 31, 2009 and (ii) the sum of fifty percent (50%) of (A) all net income of ISC (on a consolidated basis) earned after December 31, 2009 and (B) the proceeds from the issuance of any common and/or preferred stock of ISC on or after December 31, 2009;

$_____________

4.	Section 9.3(d) – Consolidated EBITDA to Interest Expense:

A.	The sum of (without duplication):

All Consolidated Net Income of ISC and the Subsidiaries

$___________

+

All Interest Expense for ISC and the Subsidiaries, whether paid or accrued (including the interest component of capitalized leases) on all Indebtedness of ISC and the Subsidiaries, net of interest income determined in accordance with GAAP

$____________

+

Income taxes of ISC and the Subsidiaries, as well as other non-cash charges to the extent they have been deducted from income

$____________

+

Depreciation and amortization of ISC and the Subsidiaries

$_____________

Provided that if any Subsidiary is not wholly owned by ISC, Consolidated EBITDA shall be reduced (to the extent not otherwise reduced in accordance with GAAP) by an amount equal to:

the amount of Consolidated Net Income attributable to such Subsidiary

Multiplied by

The percentage ownership interest in the income of such Subsidiary not owned by ISC on the last day of such period, but adding back other non-cash charges to the extent they have been deducted from income in accordance with GAAP

$_____________

TO

B.

All interest expense of ISC and the Subsidiaries on a consolidated basis (without duplication), whether paid or accrued, (including the interest component of capitalized leases), on all Indebtedness of ISC and the Subsidiaries net of interest income, all determined in accordance with GAAP

$_____________

Requirement per Credit Agreement not less than 2.50:1.00

Actual = ______:1.00

5.	Section 9.3(e) – Minimum Liquidity:

At least US$20,000,000 in cash and (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), (ii) time deposits, certificates of deposit, Eurodollar time deposits, overnight repurchase agreements or deposits in the interbank market of any commercial bank of recognized standing organized under the laws of the United States of America, any state thereof or any foreign jurisdiction having capital and surplus in excess of $500,000,000, and rated at least A or the equivalent thereof by S&P, with respect to both (i) and (ii) above, in each case having maturities of less than one year from the date of acquisition, (iii) amounts undrawn and available under committed revolving credit facilities with final maturities in excess of six (6) months and (iv) corporate bonds having (a) a maturity of no more than twelve (12) months and (b) a rating of at least A or the equivalent thereof by S&P; provided that, for purposes of the Credit Agreement, such corporate bonds shall be valued at a margin of 90% of the then current market value thereof.

6.	Section 9.4 – Fair Market Value

The aggregate Fair Market Value of the Vessels shall not, at any time during the term of the Credit Agreement, be less than [(A) with respect to the Dry Bulk Tranches (i) one hundred twenty five percent (125%) from the Closing Date through September 30, 2015, and (y) one hundred thirty percent (130%) from October 1, 2015 through March 31, 2016, (iv) one hundred twenty five percent (125%) from April 1, 2015 through September 30, 2015, (iv) one hundred thirty percent (130%) from October 1, 2015 through March 31, 2016, (v) one hundred fifty percent (150%) from April 1, 2016 through June 20, 2017, and (vi) one hundred fifty five percent (155%) at all times thereafter, and

(B) with respect to the EGS Tranches (i) one hundred twenty five percent (125%) from April 1, 2015 through September 30, 2015 and (ii) one hundred thirty percent (130%) from October 1, 2015 through March 31, 2016, (iii) one hundred fifty percent (150%) April 1, 2016 until January 20, 2017, and (iv) one hundred fifty five percent (155%) from January 20, 2017, and at all times thereafter;].

A.Aggregate Fair Market Value of the Vessels Actual = $_______

B.Amount of the Facility outstanding Actual = $________

A expressed as a percentage of B Actual = _______%

EXHIBIT C

FORM OF

ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of _______, 20__among [NAME OF ASSIGNOR], a [bank]/[corporation] organized under the laws of [JURISDICTION OF ASSIGNOR] (the "Assignor"), as assignor, and [NAME OF ASSIGNEE], a [bank]/[corporation] organized under the laws of [JURISDICTION OF ASSIGNEE] (the "Assignee"), as assignee, supplemental to:

(i)

that certain assignment, assumption, amendment and restatement of the senior secured term loan facility agreement, dated as of May __, 2015 (the "Credit Agreement"), made among, inter alios, (1) Dry Bulk Americas Ltd. and Dry Bulk Australia Ltd., as joint and several borrowers (the "Borrowers"), (2) International Shipholding Corporation, as guarantor, (3) the banks and financial institutions listed on Schedule I of the Credit Agreement, as lenders (together with any bank or financial institution which becomes a Lender pursuant to Section 12 of the Credit Agreement, the "Lenders"), and (4) ING BANK N.V., London branch, as facility agent for the Lenders (in such capacity, the “Facility Agent”) and as security trustee for the Lenders, pursuant to which the Lenders have agreed to provide to the Borrowers a secured term loan in the amount of up to [ ] United States Dollars US$[ ]) (the “Facility”);

(ii)	the promissory note from the Borrowers in favor of the Facility Agent dated , 2015 (the “Note”) evidencing the Facility;
(iii)	the Security Documents (as such term is defined in the Credit Agreement).

Except as otherwise defined herein, terms defined in the Credit Agreement shall have the same meaning when used herein.

In consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Assignor hereby sells, transfers and assigns •% of its right, title and interest in, to and under the Credit Agreement, under the Note (including, without limitation, its interest in the indebtedness evidenced by the Note) and under the Security Documents to the Assignee. Simultaneously herewith, the Assignee shall pay to the Assignor an amount equal to the product derived by multiplying (a) $•, being the sum of the present outstanding principal balance of the Facility, by (b) the Assignor’s percentage of interest in the Facility transferred pursuant hereto.

2. The Assignee hereby assumes •% of the obligations of the Assignor under the Credit Agreement (including, but not limited to, the obligation to advance its respective percentage of the Facility as and when required) and shall hereinafter be deemed a “Lender” for all purposes of the Credit Agreement, the Note, the Security Documents and any other

Assignment and Assumption Agreement(s), the Assignee’s Commitment thereunder being $•  in respect of the Facility.

3. The Assignee shall pay an administrative fee of US$3,000 to the Facility Agent to reimburse the Facility Agent for its cost in processing the assignment and assumption herein contained.

4. All references in the Note and in each of the other Security Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as assigned and assumed pursuant to the terms hereof.

5. The Assignee irrevocably designates and appoints the Facility Agent as its agent and irrevocably authorizes the Facility Agent to take such action on its behalf and to exercise such powers on its behalf under the Credit Agreement, under the Note and under the other Security Documents, each as supplemented hereby, as are delegated to the Facility Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto all as provided in Section 17 of the Credit Agreement.

6. Assignee (a) has reviewed the Credit Agreement, the Note and the Security Documents, copies of which have been provided to it by the Assignor, and consulted as it deems appropriate with its own legal, accounting, equipment and tax advisors with respect thereto, (b) has made an independent credit investigation and evaluation of the Security Parties and the financing terms that are the subject of the Credit Agreement, the Note and the Security Documents on the basis of such information as it has deemed appropriate, (c) has entered into this Agreement on the basis of such independent evaluation, (d) will continue to make its own credit decisions, based on such information as it deems appropriate, in connection with the assignment and assumption herein contained, and (e) has sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of the assignment and assumption herein contained.

7. Every notice or demand under this Agreement shall be in writing and may be given by telecopy and shall be sent as follows:

If to the Assignor:

[NAME OF ASSIGNOR]

[ADDRESS] Facsimile No.:

Attention:

If to the Assignee

[NAME OF ASSIGNEE]

[ADDRESS] Facsimile No.:

Attention:

Every notice or demand hereunder shall be deemed to have been received at the time of receipt thereof.

EACH OF THE ASSIGNOR, AND BY ITS ACCEPTANCE HEREOF, THE ASSIGNEE, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

This Agreement may be executed in several counterparts with the same effect as if the parties executing such counterparts shall have all executed one agreement as of the date hereof, each of which counterparts when executed and delivered shall be deemed to be an original and all of such counterparts together shall constitute this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above written.

[NAME OF ASSIGNOR]

By _________________________________________________________________

Name: Title:

[NAME OF ASSIGNEE]

By _________________________________________________________________

Name: Title:

EXHIBIT D

FORM OF

ASSIGNMENT OF EARNINGS, CHARTERPARTIES AND REQUISITION
COMPENSATION

in respect of

[BULK AMERICAS] / [EGS WAVE] / [EGS CREST] / [BULK AUSTRALIA]

by

[DRY BULK AMERICAS LTD.] / [DRY BULK AUSTRALIA LTD.],

as Owner

in favor of

ING BANK N.V., London branch,
as Security Trustee

, 20__

ASSIGNMENT OF EARNINGS, CHARTERPARTIES AND REQUISITION
COMPENSATION

[BULK AMERICAS] / [EGS WAVE] / [EGS CREST] / [BULK AUSTRALIA]

THIS ASSIGNMENT OF EARNINGS, CHARTERPARTIES, AND REQUISITION

COMPENSATION (this “Assignment”) is made the ___ day of, 20__ by [DRY
BULK AMERICAS LTD.] / [DRY BULK AUSTRALIA LTD.], a corporation organized and existing under the laws of the British Virgin Islands (the “Assignor”), as assignor, in favor of ING BANK N.V., London branch (“ING“), banking corporation organized under the laws of the Netherlands (together with its successors and permitted assigns, in such capacity, the “Assignee”), as Security Trustee (as such term is hereinafter defined).

W I T N E S S E T H T H A T :

WHEREAS:

(A) The Assignor is the sole owner of the whole of [BULK AMERICAS] / [EGS WAVE] / [EGS CREST]/ [BULK AUSTRALIA], [Patente Regulamentaria de Navigacion Registration No. 43644-12] / [Official No. 4005] / [Official No. 4003] / [Official No. 11789] (the “Vessel”);

(B) By an assignment, assumption, amendment and restatement of the senior secured term loan facility agreement dated as of May __, 2015 (the "Credit Agreement"), made by and among, inter alios, (1) the Assignor and [DRY BULK AMERICAS LTD.] / [DRY BULK AUSTRALIA LTD.], as joint and several borrowers (the “Borrowers”), (2) INTERNATIONAL SHIPHOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as guarantor (the “Guarantor”), (3) the banks and financial institutions listed on Schedule I of the Credit Agreement, as lenders (together with any bank or financial institution which becomes a Lender pursuant to Section 12 of the Credit Agreement, the “Lenders” and each a “Lender”), (4) ING, as facility agent for the Lenders, and (5) the Assignee, as security trustee for the Lenders, the Lenders have agreed to maintain a secured term loan in the amount of up to [Twenty Five Million Nine Hundred Thirty One Thousand Nine Hundred Four] United States Dollars[ and Seventy Four Cents] (US$[25,931,904.74]) (the "Facility") to the Borrowers; and

(C) [By a revenue sharing agreement, dated [March 25, 2011][July 7, 2010] (as may be amended, restated, supplemented, novated or substituted from time to time, the “Revenue Sharing Agreement”), entered into by and between, inter alios, the Assignor and C Transport Holding Ltd. (“C Transport”) the parties thereto have, inter alia, agreed to share in the revenues generated by the Vessel (as defined in the Credit Agreement) and have appointed C Transport to act as commercial manager for the Vessel, according to the terms and provisions thereof;] and[1]

1 Please note that the revenue sharing agreements only relate to the BULK AMERICA and BULK AUSTRALIA vessels.

(D)It is a condition precedent under the Credit Agreement that the Assignor execute and deliver to the Assignee, as security for the obligations of the Assignor to the Creditors under or in connection with the Credit Agreement an assignment of all of the Assignor's right, title and interest in and to the Revenue Sharing Agreement and the earnings of, requisition compensation of, and charters covering, the Vessel.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Assignor:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings when used herein.

2. Grant of Security. The Assignor, as legal and beneficial owner, does hereby assign, transfer and set over unto the Assignee, for the benefit of the Assignee and its successors and assigns, and does hereby grant the Assignee a security interest in all of the Assignor's right, title and interest in and to (i) the Revenue Sharing Agreement, (ii) any charter or other contract relating to the Vessel to which it is a party now or hereafter entered into by the Assignor, (iii) all moneys and claims for moneys due and to become due thereto, whether pursuant to the Revenue Sharing Agreement, as charter hire, freights, loans, indemnities, payments or otherwise, under, and all claims for damages arising out of any breach of, any bareboat, time or voyage charter, contract of affreightment or other contract for the use or employment of the Vessel, (iv) all remuneration for salvage and towage services, demurrage and detention moneys and any other earnings whatsoever due or to become due to the Assignor arising from the use or employment of the Vessel, (v) all moneys or other compensation payable by reason of requisition for title or for hire or other compulsory acquisition of the Vessel and (vi) all proceeds of all of the foregoing. For the avoidance of doubt no assignment is being made hereunder with respect to any charter between C Transport and a third party charterer with respect to the Vessel.

3. Notice of Assignment. The Assignor will, in relation to any charter or other contract of employment in excess of twelve (12) months in duration (including all renewals), (a) obtain the Consent and Agreement of [C Transport and] any charterer of the Vessel [(other than any charterer to which C Transport charters the Vessel)], in the form annexed as Exhibit B to this Assignment and cause [C Transport and] any such charterer to deliver said Consent and Agreement to the Assignee, (b) cause any subcharterer or subcontractee of the Vessel to execute and deliver to the Assignee such Consent and Agreement [(other than any charterer to which C Transport charters the Vessel)] and (c) give notice, in the form annexed hereto as Exhibit A of this Assignment to [C Transport and] any charterer or contractee of the Vessel [(other than any charterer to which C Transport charters the Vessel)] who has not theretofore executed a Consent and Assignment. In the event that the Assignor enters into any charter of the Vessel with an Affiliate of the Guarantor, the Assignor shall cause such Affiliate to execute an assignment in favor of the Assignee substantially in the form hereof.

2

4. Payment. Upon the occurrence of an Event of Default, the Assignor shall cause all sums payable to the Assignor and assigned hereby, whether as charter hire, freight, indemnities or otherwise, to be paid directly to an account designated by the Assignee.

5. Performance under Charters; No Duty of Inquiry. The Assignor hereby undertakes that, notwithstanding the assignment herein contained, it shall punctually perform all its obligations under the Revenue Sharing Agreement and all charters and contracts pertaining to the Vessel to which it is a party. It is hereby expressly agreed that, anything contained herein to the contrary notwithstanding, the Assignor shall remain liable under the Revenue Sharing Agreement and all charters and contracts pertaining to the Vessel to which it is a party to perform the obligations assumed by it thereunder, and the Assignee shall have no obligation or liability under the Revenue Sharing Agreement or any such charter or contract by reason of or arising out of the assignment contained herein, nor shall the Assignee be required to assume or be obligated in any manner to perform or fulfill any obligation of the Assignor under or pursuant to the Revenue Sharing Agreement or any such charter or contract or to make any payment or make any inquiry as to the nature or sufficiency of any payment received by the Assignee, or, unless and until indemnified to its satisfaction, to present or file any claim or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder or pursuant hereto at any time or times.

6. Requisition. The Assignor shall promptly notify the Assignee in writing of the commencement and termination of any period during which the Vessel may be requisitioned.

7. Employment of Vessel. The Assignor hereby further covenants and undertakes promptly to furnish the Assignee with all such information as it may from time to time require regarding the employment, position and engagements of the Vessel.

8. Negative Pledge. The Assignor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Assignment shall remain in effect, any of its right, title or interest in the whole or any part of the moneys and claims hereby assigned to anyone other than the Assignee, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the rights hereby assigned or any of the rights created in this Assignment; and the Assignor does hereby irrevocably appoint and constitute the Assignee as the Assignor's true and lawful attorney-in-fact with full power (in the name of the Assignor or otherwise) should an Event of Default have occurred and be continuing to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys assigned hereby, to endorse any checks or other instruments or orders in connection therewith, to file any claims or take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises and to file any and all Uniform Commercial Code financing statements or renewals thereof in connection with this Assignment without the signature of the Assignor which the Assignee may deem to be necessary or advisable in order to perfect or maintain the security interest granted hereby.

3

9. Application of Proceeds. All moneys collected or received from time to time by the Assignee pursuant to this Assignment shall be dealt with as provided in the Credit Agreement.

10. Further Assurances. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may deem desirable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

11. Remedies Cumulative and Not Exclusive; No Waiver. Each and every right, power and remedy herein given to the Assignee shall be cumulative and shall be in addition to every other right, power and remedy of the Assignee now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Assignee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Assignee or any of the Lenders in the exercise of any right or power or in the pursuance of any remedy accruing upon any breach or default by any Person shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Assignee or any of the Lenders of any security or of any payment of or on account of any of the amounts due from any Person under or in connection with the Credit Agreement or any document delivered in connection therewith and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right to take advantage of any future breach or default or of any past breach or default not completely cured thereby.

12. Invalidity. If any provision of this Assignment shall at any time for any reason be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Assignment, or the validity of this Assignment as a whole. In the event that it should transpire that by reason of any law or regulation, or by reason of a ruling of any court, or by any other reason whatsoever, the assignment herein contained is either wholly or partly defective, the Assignor hereby undertakes to furnish the Assignee with an alternative assignment or alternative security and/or to do all such other acts as, in the sole opinion of the Assignee, shall be required in order to ensure and give effect to the full intent of this Assignment.

13. Continuing Security. It is declared and agreed that the security created by this Assignment shall be held by the Assignee as a continuing security for the payment of all moneys which may at any time and from time to time be or become payable by the Assignor under the Credit Agreement and that the security so created shall not be satisfied by an intermediate payment or satisfaction of any part of the amount hereby secured and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by

4

any collateral or other security now or hereafter held by the Assignee for all or any part of the moneys hereby secured.

14. Waiver; Amendment. None of the terms and conditions of this Assignment may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignee and the Assignor.

15. Termination. If the Assignor shall pay and discharge all of its obligations under or in connection with the Credit Agreement or is released therefrom in accordance with the terms thereof, all of the right, title and interest herein assigned shall revert to the Assignor and this Assignment shall terminate.

16. WAIVER OF JURY TRIAL. EACH OF THE ASSIGNOR, AND, BY ITS ACCEPTANCE HEREOF, THE ASSIGNEE, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS ASSIGNMENT.

17. Notices. Notices and other communications hereunder shall be in writing and may be sent by telecopy as follows:

If to the Assignor:

[DRY BULK AMERICAS LTD.] / [DRY BULK

AUSTRALIA LTD.]

11 North Water Street

Suite 18290

Mobile, Alabama 36602

Attention: Chief Financial Officer

Facsimile: (251) 243 9121

with a copy to:

INTERNATIONAL SHIPHOLDING CORPORATION

One Whitehall Street

New York, New York 10004

Attention: Niels M. Johnsen

Facsimile: (212) 514-5692/(212) 809-9036

Telephone: (212) 943-4141

If to the Assignee:

ING BANK N.V. London branch 60 London Wall

5

London EC2M 5TQ England

Facsimile No.:   +44 207 767 7252

Telephone No.:  +44 207 767 1112

Email: ABF.Infra.Portfolio.Management@uk.ing.com

Attention: Graham Wallden

with a copy to:

        Facsimile No.: +44 207 767 7324

 Telephone No.: +44 207 767 6522

Email: ian.tofts@uk.ing.com

Attention: Ian Tofts, Loan Operations

or to such other address as either party shall from time to time specify in writing to the other. Any notice sent by facsimile shall be confirmed by letter dispatched as soon as practicable thereafter.

Every notice or other communication shall, except so far as otherwise expressly provided by this Assignment, be deemed to have been received (provided that it is received prior to 3 p.m. London time; otherwise it shall be deemed to have been received on the next following Banking Day) in the case of a facsimile on the date of dispatch thereof (provided further that if the date of dispatch is not a Banking Day in the locality of the party to whom such notice or demand is sent, it shall be deemed to have been received on the next following Banking Day in such locality), and in the case of a letter, at the time of receipt thereof.

18. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts principles.
19. Headings. In this Assignment, Section headings are inserted for convenience of reference only and shall be ignored in the interpretation hereof.

[Signature page to follow]

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be executed on the day and year first above written.

[DRY BULK AMERICAS LTD.] / [DRY BULK AUSTRALIA LTD.]

By_____________________________________________________

Name: Title:

EXHIBIT A

EARNINGS ASSIGNMENT NOTICE

TO:[Time Charterer]/[C Transport Holding Ltd.]

TAKE NOTICE:

(a)	that by an Assignment of Earnings, Charterparties and Requisition Compensation

dated the ___ day of, 20__ made by us to ING BANK N.V.,
London branch ("the Assignee" ), we, the owner of the vessel [BULK AUSTRALIA] / [BULK AMERICAS] / [ EGS WAVE] / [EGS CREST] (the "Vessel"), have assigned to the Assignee as from the date hereof all our right, title and interest in and to:

[(i)]any moneys whatsoever payable to us under [that certain revenue sharing agreement, dated, 2015, entered into by and
between the undersigned and C Transport Holding Limited (as may be amended, restated, supplemented, novated or substituted from time to time, the “Revenue Sharing Agreement”),]/[ any bareboat, time or voyage charter, contract of affreightment or other contract for the use or employment of the Vessel, and all other rights and benefits whatsoever accruing to us thereunder, including (but without prejudice to the generality of the foregoing) all claims for damages in respect of any breach by [the owner under the Revenue Sharing Agreement or]/[ any charterer or other party thereto of any such bareboat, time or voyage charter, contract of affreightment or other contract for the use or employment of the Vessel]; and

[(ii)all freights, passage moneys, hire moneys or other compensation payable to us in the event of the requisition of the Vessel for title or hire, remuneration for salvage and towage services, demurrage and detention moneys and any other earnings whatsoever due or to become due to us arising from the use or employment of the Vessel.]

(b)	that you are hereby irrevocably authorized and instructed to pay all of such aforesaid moneys to the Assignee to such account as the Assignee may in the future direct.

DATED THIS day of_____________, 20__

[DRY BULK AMERICAS LTD.] / [DRY BULK AUSTRALIA LTD.]

By_____________________________________________________

Name: Title:

EXHIBIT B

CONSENT AND AGREEMENT

The undersigned, being [the charterer of the [Panamanian] / [Liberian] / [Marshall Islands] flag vessel (the “Vessel”) from [DRY BULK AMERICAS LTD.] / [DRY BULK AUSTRALIA LTD.] (the “Owner”) under the time charter dated__, 20__, between the undersigned and the Owner (as at any time further amended, the "Time Charter")]/[party to that certain revenue sharing agreement, dated, 2015, entered  into by and between the Owner and the undersigned (as may be amended, restated, supplemented, novated or substituted from time to time, the “Revenue Sharing Agreement”)] hereby acknowledges receipt of an Earnings Assignment Notice from the Owner pursuant to which the Owner advised the undersigned that the Owner executed an Assignment of Earnings, Charterparties and Requisition Compensation (the "Assignment") in favor of ING BANK N.V., London branch (the "Assignee"), and in consideration of One Dollar lawful money of the United States of America to it in hand paid, the undersigned hereby further acknowledges notice of and consents and agrees to the Assignment and to any amendments, revisions or extensions of the Assignment and further agrees that it will make payment of all moneys due and to become due under the [Time Charter]/[Revenue Sharing Agreement] to the Assignee at its office at 60 London Wall, London EC2M 5TQ, England (or at such other office as the Assignee may designate in writing to the undersigned), upon receipt of written notice from the Assignee and that each such payment shall be final and the undersigned will not seek to recover from the Assignee for any reason whatsoever any moneys paid by the undersigned to the Assignee by virtue of the Assignment and this Consent and Agreement; provided, however, that this Consent and Agreement is without prejudice to any right which the undersigned may have under the [Revenue Sharing Agreement]/[Time Charter including but not limited to the rights to make deductions from payments of hire to the extent of claims which the undersigned may have against the Vessel under the Time Charter and in respect of which the undersigned is entitled to make deductions from charter hire pursuant to the relevant provisions of the Time Charter].

DATED THIS __ day of___________, 20__.

[Time Charterer]/[C Transport Holding Limited]

By_______________________________________________________________

Name: Title:

EXHIBIT E

FORM OF

ASSIGNMENT OF INSURANCES
in respect of

[BULK AMERICAS] / [BULK AUSTRALIA] / [EGS WAVE] / [EGS CREST]

by

[DRY BULK AMERICAS LTD.] / [DRY BULK AUSTRALIA LTD.],

as Owner

in favor of

ING BANK N.V., London branch,
as Security Trustee

, 20__

ASSIGNMENT OF INSURANCES

[BULK AMERICAS] / [BULK AUSTRALIA] / [EGS WAVE] / [EGS CREST]

THIS ASSIGNMENT OF INSURANCES (this “Assignment”) is made the ___

day of, 20__ by [DRY BULK AMERICAS LTD.] / [DRY BULK AUSTRALIA
LTD.], a corporation organized and existing under the laws of the British Virgin Islands (the “Assignor”), as assignor, in favor of ING BANK N.V., London branch (“ING“), a banking corporation organized under the laws of the Netherlands (together with its successors and permitted assigns, in such capacity, the “Assignee”), as Security Trustee (as such term is hereinafter defined).

W I T N E S S E T H T H A T:

WHEREAS:

(A) The Assignor is the sole owner of the whole of the vessel designated as [BULK AMERICAS, Patente Regulamentaria de Navigacion Registration No. 43644-12] / [BULK AUSTRALIA, Official No. 11789] [EGS WAVE, Official No. 4005] / [EGS CREST, Official No. 4003] (the "Vessel");

(B) By an assignment, assumption, amendment and restatement of the senior secured term loan facility agreement dated as of May __, 20151 (the "Credit Agreement"), made by and among, inter alios, (1) the Assignor and [DRY BULK AMERICAS LTD.] / [DRY BULK AUSTRALIA LTD.], as joint and several borrowers (the “Borrowers”), (2) INTERNATIONAL SHIPHOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as guarantor (the "Guarantor"), (3) the banks and financial institutions listed on Schedule I of the Credit Agreement, as lenders (together with any bank or financial institution which becomes a Lender pursuant to Section 12 of the Credit Agreement, the “Lenders” and each a “Lender”), (4) ING, as facility agent for the Lenders, and (5) the Assignee, as security trustee for the Lenders (in such capacity, the “Security Trustee”), the Lenders have agreed to maintain a secured term loan in the amount of up to [] United States Dollars (US$[
]) (the “Facility”) to the Borrowers; and

(C) It is required under the Credit Agreement that the Assignor execute and deliver to the Assignee, as security for the obligations of the Assignor to the Creditors under or in connection with the Credit Agreement an assignment of any and all insurances taken out in respect of the Vessel and its earnings.

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Assignor:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meanings when used herein.
2. Grant of Security. The Assignor, as legal and beneficial owner, does hereby assign, transfer and set over unto the Assignee, for the benefit of the Assignee and its

2

successors and assigns, and does hereby grant the Assignee a security interest in, all of the Assignor's right, title and interest in, to and under all policies and contracts of insurance, including the Assignor's rights under all entries in any Protection and Indemnity or War Risks Association or Club, which are from time to time taken out by or for the Assignor in respect of the Vessel, her hull, machinery, freights, disbursements, profits or otherwise, and all the benefits thereof, including, without limitation, all claims of whatsoever nature, as well as return premiums (all of which are herein collectively called the "Insurances"), and in and to all moneys and claims for moneys in connection therewith and all proceeds of all of the foregoing.

3.Notices; Loss Payable Clauses. (A) All Insurances, except entries in

Protection and Indemnity Associations or Clubs or insurances effected in lieu of such entries, relating to the Vessel shall contain a loss payable and notice of cancellation clause in the form of Exhibit A hereto or in such other form as the Assignee may agree.

(B)All entries in Protection and Indemnity Associations or Clubs or insurances effected in lieu of such entries relating to the Vessel shall contain a loss payable and notice of cancellation clause in the form of Exhibit B hereto or in such other form as the Assignee may agree.

4.Covenants and Undertakings. The Assignor hereby covenants with the

Assignee that:

(A) It will do or permit to be done each and every act or thing which the Assignee may from time to time reasonably require to be done for the purpose of enforcing the Assignee's rights under this Assignment and will allow its name to be used as and when required by the Assignee for that purpose; and

(B) It will forthwith give notice in the form set out in Exhibit C hereto, or cause its insurance brokers to give notice, of this Assignment to all insurers, underwriters, clubs and associations providing insurance in connection with the Vessel and her earnings and procure that such notice is endorsed on all the policies and entries of insurances in respect of the Vessel and her earnings.

5.No Duty of Inquiry. The Assignee shall not be obliged to make any inquiry as to the nature or sufficiency of any payment received by it hereunder or to make any claim or take any other action to collect any moneys or to enforce any rights and benefits hereby assigned to the Assignee or to which the Assignee may at any time be entitled hereunder except such reasonable action as may be requested by any underwriter, association or club. The Assignor shall remain liable to perform all the obligations assumed by it in relation to the property hereby assigned and the Assignee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever (including, without limitation, any obligation or liability with respect to the payment of premiums, calls, assessments or any other sums at any time due and owing in respect of the Insurances) in the event of any failure by the Assignor to perform such obligations.

6.Negative Pledge. The Assignor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Assignment shall remain in effect, any of its right, title or interest in the whole or any part of the moneys and claims hereby assigned, to anyone other than the Assignee, and it will not take or 3 omit to take any action, the taking or omission of which might result in an alteration or impairment of the rights hereby assigned or any of the rights created in this Assignment; and the Assignor hereby irrevocably appoints and constitutes the Assignee as the Assignor's true and lawful attorney-in-fact with full power (in the name of the Assignor or otherwise) should an Event of Default have occurred and be continuing to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys assigned hereby, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Assignee may deem to be necessary or advisable and otherwise to do any and all things which the Assignor itself could do in relation to the property hereby assigned, including, but not limited to, filing any and all Uniform Commercial Code financing statements or renewals thereof in connection with this Assignment, without the signature of the Assignor, which the Assignee may deem to be necessary or advisable in order to perfect or maintain the security interest granted hereby.

7. Further Assurances. The Assignor agrees that any time and from time to time upon the written request of the Assignee it will promptly and duly execute and deliver to the Assignee any and all such further instruments and documents as the Assignee may reasonably deem advisable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

8. Remedies Cumulative and Not Exclusive; No Waiver. Each and every right, power and remedy herein given to the Assignee shall be cumulative and shall be in addition to every other right, power and remedy of the Assignee now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Assignee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Assignee in the exercise of any right or power in the pursuance of any remedy accruing upon any breach or default by any Person shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Assignee of any security or of any payment of or on account of any of the amounts due from any Person under or in connection with the Credit Agreement or any document delivered in connection therewith and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right to take advantage of any future breach or default or of any past breach or default not completely cured thereby.

9. Invalidity. If any provision of this Assignment shall at any time for any reason be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Assignment, or the validity of this Assignment as a whole. In the event that it should transpire that by reason of any law or regulation, or by reason of a ruling of any court, or by any other reason whatsoever, the assignment herein contained is either wholly or partly defective, the Assignor hereby undertakes to furnish the Assignee with an alternative assignment or alternative security and/or to do all such other acts as, in the sole opinion of the Assignee, shall be required in order to ensure and give effect to the full intent of this Assignment.

10. Continuing Security. It is declared and agreed that the security created by this Assignment shall be held by the Assignee as a continuing security for the payment of all moneys which may at any time and from time to time be or become payable by the Assignor under the Credit Agreement and that the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the amount hereby secured and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any other collateral or security now or hereafter held by the Assignee for all or any part of the moneys hereby secured.

11. Waiver; Amendment. None of the terms and conditions of this Assignment may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignee and the Assignor.

12. Termination. If the Assignor shall pay and discharge all of its obligations under or in connection with the Credit Agreement or is released therefrom in accordance with the terms thereof, all the right, title and interest herein assigned shall revert to the Assignor, and this Assignment shall terminate.

13. WAIVER OF JURY TRIAL. EACH OF THE ASSIGNOR, AND, BY ITS ACCEPTANCE HEREOF, THE ASSIGNEE, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS ASSIGNMENT.

14. Notices. Notices and other communications hereunder shall be in writing and may be given or made by telecopy as follows:

If to the Assignor -

[DRY BULK AMERICAS LTD.] / [DRY BULK

AUSTRALIA LTD.]

11 North Water Street

Suite 18290

Mobile, Alabama 36602

Attention: Chief Financial Officer

Facsimile: (251) 243 9121

with a copy to:

INTERNATIONAL SHIPHOLDING CORPORATION

One Whitehall Street

New York, New York 10004

Attention: Niels M. Johnsen

Facsimile: (212) 514-5692/(212) 809-9036

Telephone: (212) 943-4141

If to the Assignee -

ING BANK N.V.

London branch 60 London Wall London EC2M 5TQ England

Facsimile No.:   +44 207 767 7252

Telephone No.:  +44 207 767 1112

Email: ABF.Infra.Portfolio.Management@uk.ing.com

Attention: Graham Wallden

with a copy to:

                  Facsimile No.: +44 207 767 7324

 Telephone No.: +44 207 767 6522

Email: ian.tofts@uk.ing.com

Attention: Ian Tofts, Loan Operations

or to such other address as either party shall from time to time specify in writing to the other. Any notice or communication sent by facsimile shall be confirmed by letter dispatched as soon as practicable thereafter.

Every notice or other communication shall, except so far as otherwise expressly provided by this Assignment, be deemed to have been received (provided that it is received prior to 3 p.m. London time; otherwise it shall be deemed to have been received on the next following Banking Day) in the case of a facsimile at the time of dispatch thereof (provided further that if the date of dispatch is not a Banking Day in the locality of any party to whom such notice or communication is sent it shall be deemed to have been received on the next following Banking Day in such locality), and in the case of a letter, at the time of receipt thereof.

15. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts principles.
16. Headings. In this Assignment, Section headings are inserted for convenience of reference only and shall be ignored in the interpretation hereof.

[Signature page to follow]

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be executed and delivered on the day and year first above written.

[DRY BULK AMERICAS LTD.] / [DRY BULK AUSTRALIA LTD.]

By_______________________________________________________________

Name: Title:

EXHIBIT A

LOSS PAYABLE CLAUSE
Hull and Machinery

Loss, if any, payable to ING BANK N.V., London branch, as mortgagee (the “Mortgagee”), for distribution by it to itself and to [DRY BULK AMERICAS LTD.] / [DRY BULK AUSTRALIA LTD.], as owner (the “Owner”), as their respective interests may appear, or order, except that, unless underwriters have been otherwise instructed by notice in writing from the Mortgagee, in the case of any loss involving any damage to the Vessel, the underwriters may pay directly for the repair, salvage, and other charges involved or, if the Owner shall have first fully repaired the damage or paid all of the salvage and other charges, then the underwriters may pay the Owner as reimbursement therefor; provided, however, that if such damage involves a loss of U.S.$500,000 or more or its equivalent, the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee.

In the event of the actual total loss or agreed, compromised or constructive total loss of the Vessel, payment shall be made to the Mortgagee for distribution by it to itself and to the Owner as their respective interests appear.

EXHIBIT B

LOSS PAYABLE CLAUSE
Protection and Indemnity

Payment of any recovery that the Member is entitled to make out of the funds of the Club in respect of any liability, costs or expenses incurred by him shall be made to the Member or to his order unless and until the Club receives notice from ING BANK N.V., London branch, 60 London Wall, London EC2M 5TQ, England, in which event all recoveries shall thereafter be paid to ING BANK N.V., London branch, or their order; provided always that no liability whatsoever shall attach to the Club, its Managers or their Agents for failure to comply with the latter obligation until after the expiry of two business days from the receipt of such notice.

EXHIBIT C

NOTICE OF ASSIGNMENT OF INSURANCES

TO:

TAKE NOTICE:

(a) that by an Assignment of Insurances dated the __ of, 20__
made by us to ING BANK N.V., London branch (the "Assignee"), a copy of which is attached hereto, we have assigned to the Assignee as from the date hereof, inter alia, all our right, title and interest in, to and under all policies and contracts of insurance, including our rights under all entries in any Protection and Indemnity or War Risk Association or Club, which are from time to time taken out by us in respect of the vessel [BULK AMERICAS] / [BULK AUSTRALIA] / [EGS WAVE] / [EGS CREST] (the "Vessel"), and its earnings and all the benefits thereof including all claims of whatsoever nature (all of which together are hereinafter called the "Insurances").

(b) that you are hereby irrevocably authorized and instructed to make all payments under [all Insurances, except entries in Protection and Indemnity Associations or Clubs or insurances effected in lieu of such entries relating to the Vessel in accordance with the loss payable clause in Exhibit A of the Assignment of Insurances/all entries in Protection and Indemnity Associations or Clubs or insurances affected in lieu of such entries relating to the Vessel in accordance with the loss payable clause in Exhibit B of the Assignment of Insurances.]

(c) that you are hereby instructed to endorse the assignment, notice of which is given to you herein, on all policies or entries relating to the Vessel.

DATED AS OF THE ___ day of_____________, 20__.

[DRY BULK AMERICAS LTD.] / [DRY BULK AUSTRALIA LTD.]

By

Name: Title:

We hereby acknowledge receipt of the foregoing Notice of Assignment and agree to act in accordance with the terms thereof:

By

Name: Title:

EXHIBIT F

AMENDED AND RESTATED FIRST PREFERRED MORTGAGE
on the
Liberian Flag Vessel
BULK AUSTRALIA
granted by

DRY BULK AUSTRALIA LTD.,
as Owner

in favor of

ING BANK N.V., London branch,
as Security Trustee,
as Mortgagee

Dated as of June 10, 2015

THIS AMENDED AND RESTATED FIRST PREFERRED MORTGAGE (this “Mortgage”) is made and given this 10th day of June, 2015 by DRY BULK AUSTRALIA LTD., a corporation incorporated under the laws of the British Virgin Islands, with offices at 11 North Water Street, Suite 18290, Mobile, Alabama 36602 (the "Owner") in favor of ING BANK N.V., London branch (“ING”), a banking corporation organized and existing under the laws of the Netherlands, with offices at 60 London Wall, London EC2M 5TQ, England, as security trustee (hereinafter, in such capacity, called the "Mortgagee") for the Lenders (as such term is defined in the Credit Agreement (as hereinafter defined)), pursuant to the terms of the Credit Agreement.

WHEREAS:

A. The Owner has executed and delivered a First Preferred Mortgage dated June 20, 2011 (the “Original Mortgage”) in favor of the Security Trustee, covering the whole of the vessel BULK AUSTRALIA, Official No. 11789, of 87,590 gross tons, 56,834 net tons, built in 2003 (the “Vessel”); and registered and documented in the name of the Owner under the laws and flag of the Republic of Liberia.

B. The Original Mortgage was recorded with the Office of the Maritime Administrator of the Republic of the Marshall Islands (the “Maritime Administrator’s Office”) on June 20, 2011 at 9:51 A.M., E.D.S.T. at New York, New York in Book PM 63 at Page 455 in the amount of US$47,500,000 (exclusive of interest, expenses and fees) and interest and performance of mortgage covenants.

C. The Original Mortgage was given to secure the payment and performance of the Owner of its obligations under that certain senior secured term loan facility agreement dated as of June 20, 2011, as amended by an amendment no. 1, dated as of September 19, 2013, an amendment no. 2, dated as of November 4, 2014, an amendment no. 3, dated as of November 17, 2014, and an amendment no. 4, dated as of April 20, 2015 (as amended, the “Original Credit Agreement”) made by and among (1) the Owner and DRY BULK AMERICAS LTD., a corporation incorporated under the laws of the British Virgin Islands, as joint and several borrowers (the “Borrowers”), (2) INTERNATIONAL SHIPHOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as guarantor (the “Guarantor”), (3) the banks and financial institutions listed on Schedule I thereto, as lenders (together with any bank or financial institution which becomes a Lender pursuant to Section 12 of the Credit Agreement, the “Lenders” and each a “Lender”), (4) ING, as facility agent for the Lenders (in such capacity, the “Facility Agent”) and (5) the Mortgagee, as security trustee for the Lenders (in such capacity the “Security Trustee”)

D. The terms of the Original Credit Agreement have been amended and restated pursuant to an assignment, assumption, amendment and restatement of the Original Credit Agreement dated June 10, 2015 (as assigned, assumed, amended and restated, the “Credit Agreement”) (a conformed copy of the Credit Agreement, without schedules or exhibits other than Schedule I is annexed hereto as Exhibit A), made by and among, inter alios, (i) the Borrowers, (ii) International Shipholding Corporation, as guarantor, (iii) the Lenders, (iv) the Facility Agent and (v) the Security Trustee, whereby, inter alia, the Lenders have agreed to maintain a secured term loan facility in the amount of up to Fifty Two Million Three Hundred and Five Thousand Two Hundred and Thirty Eight and Thirteen Hundredths United States Dollars (US$52,305,238.13) (the “Facility”) to the Borrowers. Such obligation of the Borrowers to repay the Facility under the Credit Agreement being evidenced by a promissory note dated June 10, 2015 from the Borrowers to the order of the Facility Agent (the “Note”), a copy of the form of the Note being attached hereto as Exhibit B. The Facility, and interest, fees and commissions thereon are to be repaid or paid, as the case may be, as provided in the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meaning when used herein.

E. Pursuant to Section 17 of the Credit Agreement, the Lenders have appointed the Mortgagee as facility agent and security trustee on its behalf with regard to, inter alia, the security conferred on such Lenders pursuant to the Credit Agreement, the Note and the Security Documents.

F. The parties desire to amend and restate the provisions of the Mortgage in accordance with the terms and conditions set forth herein to reflect the changes to the Original Credit Agreement set forth in the Credit Agreement (the Original Mortgage, as amended and restated, hereinafter referred to as the “Mortgage”).

D.The Owner, in order to secure the payment of the Obligations, as that term is defined in subsection 1(A)(iv) hereof, and to secure the performance and observance of and compliance with all the covenants, terms and conditions in the Credit Agreement and in this Mortgage contained, expressed or implied, to be performed, observed and complied with by and on the part of the Owner, has duly authorized the execution and delivery of this First Preferred Mortgage under and pursuant to Chapter 3 of Title 21 of the Liberian Code of Law Revised, as amended (the “Maritime Law”).

N O W, T H E R E F O R E, T H I S M O R T G A G E W I T N E S S E T H:

1.Definitions: In this Mortgage, unless the context otherwise requires:

(A)(i)"Classification Society" means the member of the International

Association of Classification Societies with whom the Vessel is entered and who conducts periodic physical surveys and/or inspections of the Vessel;

(ii)

"Earnings" includes all freight, hire and passage moneys, compensation payable in event of requisition of the Vessel for hire, remuneration for salvage and towage services, demurrage and detention moneys and any other earnings whatsoever payable and belonging to the Owner due or to become due in respect of the Vessel at any time during the Security Period;

(iii)

"Insurances" includes all policies and contracts of insurance and all entries of the Vessel in a protection and indemnity or war risks association or club which are from time to time taken out or entered into

2

pursuant to this Mortgage in respect of the Vessel and its Earnings or otherwise howsoever in connection with the Vessel;

(iv) “Obligations" means the obligations of the Borrowers or the Guarantor under or in connection with the Credit Agreement, the Note, this Mortgage and any other Security Document, including but not limited to the obligations to repay the Facility when due;

(v)"Person" means an individual, corporation, limited partnership, general partnership, syndicate, joint venture, association, trust, unincorporated organization, trustee or other legal representative;

(vi) "Requisition Compensation" means all moneys or other compensation payable and belonging to the Owner during the Security Period by reason of requisition for title or other compulsory acquisition of the Vessel or otherwise than by requisition for hire;

(vii) "Security Documents" when used herein shall have the same meaning as in the Credit Agreement;

(viii) "Security Period" means the period commencing on the date hereof and terminating upon discharge of the security created by this Mortgage by payment in full of the Obligations;

(ix) "Total Loss" means:

(a)	actual, constructive or compromised or arranged total loss of the Vessel;
(b)	requisition for title or other compulsory acquisition of the Vessel (otherwise than by requisition for hire) which shall continue for thirty (30) days; or
(c)

capture, seizure, arrest, detention or confiscation of the Vessel by any government or by persons acting or purporting to act on behalf of any government unless the Vessel be released and restored to the Owner from such capture, seizure, arrest, detention or confiscation within thirty (30) days after the occurrence thereof; and

(x)"Vessel" means the whole of the vessel described in Recital A hereof and includes its engines, machinery, boats, boilers, masts, rigging, anchors, chains, cables, apparel, tackle, outfit, spare gear, fuel, consumable or other stores, freights, belongings and appurtenances, whether on board or ashore, whether now owned or hereafter acquired, and all additions, improvements and replacements hereafter made in or to said vessel, or any

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part thereof, or in or to the stores, belongings and appurtenances aforesaid except such equipment or stores which, when placed aboard said vessel, do not become the property of the Owner.

(B)In Section 5(B) hereof:

(i)

"excess risks" means the proportion of claims for general average and salvage charges and under the ordinary running-down clause not recoverable in consequence of the value at which a vessel is assessed for the purpose of such claims exceeding her insured value;

(ii)

"protection and indemnity risks" means the usual risks covered by a United States or an English or another protection and indemnity association or club acceptable to the Mortgagee including the proportion not recoverable in case of collision under the ordinary running-down clause; and

(iii)	"war risks" means the risk of mines and all risks excluded from the standard form of United States marine policy by the War, Strikes and Related Exclusion Clause.

(C)This Mortgage shall be read together with the Credit Agreement but in case of any conflict between the two, the provisions of this Mortgage shall prevail.

2.Grant of Mortgage; Representations and Warranties.

2.1 In consideration of the premises and of other good and valuable consideration, the receipt and adequacy whereof are hereby acknowledged, and in order to secure the payment of the Obligations and to secure the performance and observance of and compliance with the covenants, terms and conditions in the Credit Agreement, the Note, this Mortgage and the other Security Documents contained, the Owner has granted, conveyed and mortgaged and does by these presents grant, convey and mortgage to and in favor of the Mortgagee, its successors and assigns, the whole of the Vessel TO HAVE AND TO HOLD the same unto the Mortgagee, its successors and assigns, forever, upon the terms set forth in this Mortgage for the enforcement of the payment of the Obligations and to secure the performance and observance of and compliance with the covenants, terms and conditions in this Mortgage, the Credit Agreement, the Note and the other Security Documents contained;

PROVIDED, ONLY, and the conditions of these presents are such that, if the Owner and/or its successors or assigns shall pay or cause to be paid to the Lenders, their respective successors and assigns, the Obligations as and when the same shall become due and payable in accordance with the terms of this Mortgage, the Credit Agreement, the Note and the other Security Documents and shall perform, observe and comply with all and singular of the covenants, terms and conditions in this Mortgage, the Credit Agreement, the Note and the other Security Documents contained, expressed or implied, to be performed, observed or complied with by and on the part of the Owner or its successors or assigns, all without delay or fraud and according to the true intent and meaning hereof and thereof, then, these presents and the rights of

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the Mortgagee under this Mortgage shall cease and determine and, in such event, the Mortgagee agrees by accepting this Mortgage, at the expense of the Owner, to execute all such documents as the Owner may reasonably require to discharge this Mortgage under the laws of the Republic of Liberia; otherwise to be and remain in full force and effect.

2.2 The Owner hereby represents and warrants to the Mortgagee that:

(A) the Owner is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands qualified as a foreign maritime entity to own, register and operate the Vessel under the applicable laws and regulations of the Republic of Liberia. The Vessel is duly documented in the name of the Owner as owner under the laws of the Republic of Liberia;

(B) the Owner lawfully owns the whole of the Vessel free from any security interest, debt, lien, mortgage, charge, encumbrance or other adverse interest, other than the encumbrance of this Mortgage and except as permitted by Section 5(N) hereof; and

(C) the Vessel is tight, staunch and strong and well and sufficiently tackled, appareled, furnished and equipped and in all respects seaworthy.
3. Payment of Obligations. The Owner hereby further covenants and agrees to pay the Obligations when due to the Mortgagee or its successors or assigns.
4. Covenants Regarding Security Granted Hereunder. It is declared and agreed that:

(A) The security created by this Mortgage shall be held by the Mortgagee as a continuing security for the payment of the Obligations and that the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the amount hereby secured.

(B) Any settlement or discharge under this Mortgage between the Mortgagee and the Owner shall be conditional upon no security or payment to the Mortgagee or the Lenders, related to or which reduces the obligations secured hereby, by the Owner or any other person being avoided or set-aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or liquidation for the time being in force, and if such condition is not satisfied, the Mortgagee shall be entitled to recover from the Owner on demand the value of such security or the amount of any such payment as if such settlement or discharge had not occurred.

(C) The rights of the Mortgagee under this Mortgage and the security hereby constituted shall not be affected by any act, omission, matter or thing which, but for this provision, might operate to impair, affect or discharge such rights and security, including without limitation, and whether or not known to or discoverable by the Owner, the Mortgagee or any other person:

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(i) any time or waiver granted to, or composition with, either of the Borrowers or any other person; or
(ii) the taking, variation, compromise, renewal or release of or refusal or neglect to perfect or enforce any rights, remedies or securities against either of the Borrowers or any other person; or
(iii) any legal limitation, disability, dissolution, incapacity or other circumstances relating to either of the Borrowers or any other person; or
(iv) any amendment or supplement to the Credit Agreement, the Note or any of the Security Documents; or
(v) the unenforceability, invalidity or frustration of any obligations of either of the Borrowers or any other person under the Credit Agreement, the Note or any of the Security Documents.

(D) The Owner acknowledges and agrees that it has not received any security from any person for the granting of this Mortgage and it will not take any such security without the prior written consent of the Mortgagee, and the Owner will hold any security taken in breach of this provision in trust for the Mortgagee.

(E) Until the Obligations have been unconditionally and irrevocably paid and discharged in full to the satisfaction of the Mortgagee, the Owner shall not by virtue of any payment made under the Credit Agreement, the Note or this Mortgage on account of such moneys and liabilities or by virtue of any enforcement by the Mortgagee of its right under or the security constituted by this Mortgage:

(i) be entitled to exercise any right of contribution from any co-surety liable in respect of such moneys and liabilities under any other guarantee, security or agreement; or
(ii) exercise any right of set-off or counterclaim against any such co-surety; or
(iii) receive, claim or have the benefit of any payment, distribution, security or indemnity from any such co-surety; or
(iv) unless so directed by the Mortgagee (which the Owner shall prove in accordance with such directions), claim as a creditor of any such co-surety in competition with the Mortgagee.

The Owner shall hold in trust for the Mortgagee and forthwith pay or transfer (as appropriate) to the Mortgagee any such payment (including an amount equal to any such set-off), distribution or benefit of such security, indemnity or claim in fact received by it.

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(F)The Owner hereby irrevocably subordinates all of its rights of subrogation

(whether contractual, statutory, under common law or otherwise) to the claims of the Mortgagee against any person and all contractual, statutory or common law rights of contribution, reimbursement indemnification and similar rights and claims against any person which arise in connection with, or as a result of, the Credit Agreement or this Mortgage until full and final payment of all of the Obligations.

5. Affirmative Covenants and Insurances. The Owner further covenants with the Mortgagee and undertakes at all times throughout the Security Period:

(A) to maintain its existence in good standing as a corporation of the British Virgin Islands and to maintain a registered office as required by the laws of the British Virgin Islands and to maintain its existence in good standing as a foreign maritime entity of the Republic of Liberia;

(B) (i) to insure and keep the Vessel insured or cause or procure the Vessel to be insured and to be kept insured at no expense to the Mortgagee (or, with regard to the insurance cover described in (d) below, to reimburse the Mortgagee therefor) in regard to:

(a)	all risks hull and machinery (including excess risks which shall not exceed twenty percent (20%) of the total hull and machinery coverage);
(b)	war risks (including war protection and indemnity liability) covering, inter alia, the perils of confiscation, expropriation, nationalization, seizure and blocking;
(c)	protection and indemnity risks (including pollution risks); and
(d)	Mortgagee's interest including mortgagee’s interest additional perils (pollution) risks;

(ii) with respect to the Vessel, to effect the Insurances aforesaid or to cause or procure the same to be effected:

(a)

in the cases of the Insurances referred to in sub-sections (i) (a), (b) and (d) above, (x) in such amounts as shall be at least equivalent to the higher of (I) the Fair Market Value (as such term is defined in the Credit Agreement) of the Vessel and (II) One Hundred Twenty-Five percent (125%) of the outstanding amount of the relevant Tranche (as such term is defined in the Credit Agreement), and all such insurance shall be payable in lawful money of the United States of America, and (y) upon such terms (including provisions as to named insureds and loss payees and prior notice of cancellation) and with such deductibles as shall from time to time be approved by the Mortgagee;

(b)	in the case of the protection and indemnity Insurances referred to in subsection (i)(c) above payable in lawful money of the United States of

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America, to the full extent commercially available and to include provisions as to loss payees and prior notice of cancellation in form and substance satisfactory to the Mortgagee; and

(c)with first class insurance companies, underwriters and protection and indemnity associations or clubs as shall from time to time be approved by the Mortgagee (hereinafter called "the Insurers");

(iii) to renew all such Insurances or cause or procure the same to be renewed before the relevant policies or contracts expire and to procure that the Insurers or the firm of insurance brokers referred to herein below shall promptly confirm in writing to the Mortgagee as and when each such renewal is effected;

(iv) to procure concurrently with the execution hereof and thereafter at intervals of not more than twelve (12) calendar months, a detailed report from a firm of independent marine insurance brokers, appointed by the Owner and acceptable to the Mortgagee, with respect to the Insurances together with their opinion to the Mortgagee that the Insurances comply with the provisions of this Section 5(B), such report and opinion to be addressed and delivered promptly to the Mortgagee and the costs of such report and opinion to be for the account of the Owner;

(v) to cause the said independent marine insurance brokers or the Insurers to agree to use reasonable efforts to advise the Mortgagee promptly of any failure to renew any of the Insurances and of any default in payment of any premium and of any other act or omission on the part of the Owner of which they have knowledge and which might, in their opinion, invalidate or render unenforceable, or cause the lapse of or prevent the renewal or extension of, in whole or in part, any Insurances on the Vessel;

(vi) to cause the said independent marine insurance brokers to agree to mark their records and to use their best efforts to promptly advise the Mortgagee that such Insurances have been renewed or replaced with new insurance which complies with the provisions of this Section 5(B);

(vii) duly and punctually to pay or to cause duly and punctually to be paid all premiums, calls, contributions or other sums payable in respect of all such Insurances, to produce or to cause to be produced all relevant receipts when so required by the Mortgagee and duly and punctually to perform and observe or to cause duly and punctually to be performed and observed any other obligations and conditions under all such Insurances;

(viii) to execute or use reasonable efforts to cause to be executed such guarantees as may from time to time be required by any relevant protection and indemnity association or club;

(ix) to procure that all policies, binders, cover notes or other instruments of the Insurances referred to in subsections (i)(a) and (b) above shall be taken out in the name of the Owner, with the Mortgagee as an additional assured, the Owner to ensure that the Mortgagee is

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not liable for any premiums thereby, as its or their respective interests may appear, and shall incorporate a loss payable clause naming the Mortgagee as loss payee prepared in compliance with the terms of this Mortgage and such loss payable clause to be in any event in form and substance acceptable to the Mortgagee and all policies, binders, cover notes or other instruments referred to in subsection (i) shall provide (a) for prompt notice to be given to the Mortgagee before cancellation of insurance for any reason whatsoever and for a waiver of liability for payment of premiums as to the Mortgagee; provided, however, that unless otherwise required by the Mortgagee by notice to the underwriters, although all losses under such Insurances are payable to the Mortgagee, in case of any such losses involving any damage to the Vessel the underwriters may pay direct for the repair, salvage and other charges involved or, if the Owner shall have first fully repaired the damage or paid all of the salvage and other charges, may pay the Owner as reimbursement therefor, provided, further, however, that if such damage involves a loss in excess of US$500,000, or its equivalent, the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee and (b) in the event that the Vessel shall be insured under any form of fleet cover, undertakings that the brokers, underwriters, association or club (as the case may be) will not set off claims relating to the Vessel against premiums, calls or contributions in respect of any other vessel or other insurance and that the insurance cover of the Vessel will not be cancelled by reason of non-payment of premiums, calls or contributions relating to any other vessel or other insurance;

(x) to procure that all entries, policies, binders, cover notes or other instruments of the Insurances referred to in sub-section (i)(c) above incorporate a loss payable clause naming the Mortgagee as loss payee prepared in compliance with the terms of this Mortgage and such loss payable clause to be in any event in form and substance acceptable to the Mortgagee and shall provide for prompt notice to be given to the Mortgagee before cancellation of insurance for any reason whatsoever and for a waiver of liability for payment of premiums, backcalls and assessments as to the Mortgagee, it being agreed that although such insurance is payable to the Mortgagee so long as no Event of Default has occurred and is continuing under this Mortgage, any loss payments under any such insurance on the Vessel may be paid directly to the Owner to reimburse it for any loss, damage or expenses incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been incurred;

(xi) to procure that originals or photocopies of all such instruments of Insurances as are referred to in sub-sections (ix) and (x) above shall be from time to time deposited with the Mortgagee after receipt by the Owner thereof and that the Insurers shall, if so requested by the Mortgagee, furnish the Mortgagee with a letter or letters of undertaking in such form as may be reasonably required by the Mortgagee in respect of such Insurances;

(xii) not to change any terms of any Insurances or suffer them to be changed, or change underwriters of any Insurances or suffer them to be changed, without the Mortgagee's prior written approval;

(xiii) not to employ the Vessel or suffer the Vessel to be employed otherwise than in conformity with the terms of all policies, binders, cover notes or other instruments of the Insurances (including any warranties express or implied therein) without first obtaining the written consent of the Insurers to such employment (if required by such Insurers) and complying

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with such requirements as to extra premiums or otherwise as the Mortgagee and/or the Insurers may prescribe; and

(xiv) to do all things necessary and proper, and execute and deliver all documents and instruments to enable the Mortgagee to collect or recover any moneys to become due the Mortgagee in respect of the Insurances.

(C) To keep and to cause to be kept the Vessel in a good and efficient state of repair so as to maintain her present class with its Classification Society and so as to comply with the provisions of all laws, regulations and requirements (statutory or otherwise) from time to time applicable to vessels registered under the laws of the Republic of Liberia, to procure that the Vessel’s Classification Society make available to the Security Trustee, upon its request, such information and documents in respect of the Vessel as are maintained in the records of such Classification Society, and to procure that all repairs to or replacements of any damaged, worn or lost parts or equipment be effected in such manner (both as regards workmanship and quality of materials) as not to diminish the value of the Vessel;

(D) To submit or to cause the Vessel to be submitted on a timely basis to such periodic or other surveys as may be required for classification purposes and, if requested by the Mortgagee, to supply or to cause to be supplied to the Mortgagee copies of all survey and inspection reports and confirmations of class issued in respect thereof;

(E) To permit the Mortgagee, by surveyors or other persons appointed by it in its behalf, to board the Vessel at all reasonable times for the purpose of inspecting her condition or for the purpose of satisfying themselves in regard to proposed or executed repairs and to afford or to cause to be afforded all proper facilities for such inspections, provided that such inspections will cause no undue delay to the Vessel;

(F) (i) To pay and discharge or to cause to be paid and discharged all debts, damages and liabilities whatsoever which have given or may give rise to maritime or possessory liens on or claims enforceable against the Vessel except to the extent permitted by Section 5(N) hereof and (ii) in event of arrest of the Vessel pursuant to legal process or in event of her detention in exercise or purported exercise of any such lien as aforesaid to procure the release of the Vessel from such arrest or detention within fifteen (15) days of receiving notice thereof by providing bail or otherwise as the circumstances may require;

(G) Not to employ the Vessel or suffer her employment in any trade or business which is forbidden by any applicable laws or is otherwise illicit or in carrying illicit or prohibited goods or in any manner whatsoever which may render her liable to condemnation or to destruction, seizure or confiscation and in event of hostilities in any part of the world (whether war be declared or not), not to employ the Vessel or suffer her employment in carrying any contraband goods or to enter or trade to any zone which is declared a war zone by any government or by the Vessel's War Risks Insurers unless the required extra war risk insurance cover has been obtained for the Vessel;

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(H) Promptly to furnish or to use its best efforts to cause promptly to be furnished to the Mortgagee all such information as the Mortgagee may from time to time reasonably request regarding the Vessel, her employment, position and engagements, particulars of all towages and salvages and copies of all charters and other contracts for her employment or otherwise howsoever pertaining to the Vessel;

(I) Promptly after learning of the same to notify or cause to be notified the Mortgagee forthwith in writing of:

(i) any accident to the Vessel involving repairs the cost whereof will or is likely to exceed US$500,000 (or the equivalent in any other currency);
(ii) any occurrence in consequence whereof the Vessel has become or is likely to become a Total Loss;

(iii) any material requirement or recommendation made by any Insurer or Classification Society or by any competent authority which is not complied with in accordance with reasonable commercial practices;

(iv) any arrest of the Vessel or the exercise or purported exercise of any lien on the Vessel or her Earnings; and
(v) any occurrence of circumstances forming the basis of an Environmental Claim.

(J) To keep or to cause to be kept proper books of account of the Owner in respect of the Vessel and her Earnings and, if requested by the Mortgagee, to make or to cause to be made such books available for inspection on behalf of the Mortgagee and furnish or cause to be furnished satisfactory evidence that the wages and allotments and the insurance and pension contributions of the Master and crew are being regularly paid and that all deductions from crew's wages in respect of any tax liability are being properly accounted for and that the Master has no claim for disbursements other than those incurred by him in the ordinary course of trading on the voyage then in progress;

(K) To assign and provide that Requisition Compensation is applied in accordance with Section 8 hereof as if received in respect of the sale of the Vessel;

(L) Not, without the previous consent in writing of the Mortgagee, to put the Vessel or suffer her to be put into the possession of any person for the purpose of work being done upon her other than routine drydockings and ordinary maintenance in an amount exceeding or likely to exceed US$500,000 (or the equivalent in any other currency) unless such work is fully covered by insurance, subject to applicable deductibles satisfactory to the Mortgagee, or unless such person shall first have given to the Mortgagee and on terms satisfactory to it a written undertaking not to exercise any lien on the Vessel or her Earnings for the cost of such work or otherwise;

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(M) To keep the Vessel duly registered under the laws and regulations of the Republic of Liberia and to do or suffer to be done nothing whereby such registration may be forfeited or imperiled;

(N) To keep and to cause the Vessel to be kept free and clear of all liens, charges, mortgages and encumbrances except in favor of the Mortgagee, and except for crew's wages remaining unpaid in accordance with reasonable commercial practices or for collision or salvage, liens in favor of suppliers of necessaries or other similar liens arising in the ordinary course of its business, accrued for not more than thirty (30) days (unless any such lien is being contested in good faith and by appropriate proceedings or other acts and the Owner shall have set aside on its books adequate reserves with respect to such lien and so long as such deferment in payment shall not subject the Vessel to forfeiture or loss) or liens for loss, damage or expense which are fully covered by insurance, subject to applicable deductibles satisfactory to the Mortgagee, or in respect of which a bond or other security has been posted by or on behalf of the Owner with the appropriate court or other tribunal to prevent the arrest or secure the release of the Vessel from arrest, and not, except in favor of the Mortgagee, to pledge, charge, assign or otherwise encumber (in favor of any person other than the Mortgagee) her Insurances, Earnings or Requisition Compensation or to suffer the creation of any such pledge, charge, assignment or encumbrance as aforesaid to or in favor of any person other than the Mortgagee;

(O) Not, without the previous consent in writing of the Mortgagee (and then only subject to such terms and conditions as the Mortgagee may impose), to sell (otherwise than on an arm’s length basis), abandon or otherwise dispose of the Vessel or any interest therein;

(P) To pay promptly to the Mortgagee all moneys (including reasonable fees of counsel) whatsoever which the Mortgagee shall or may expend, be put to or become liable for, in or about the protection, maintenance or enforcement of the security created by this Mortgage or in or about the exercise by the Mortgagee of any of the powers vested in it hereunder and to pay interest thereon at the Default Rate from the date whereon such expense or liability was incurred by the Mortgagee;

(Q) To comply with all declaration and reporting requirements imposed by the protection and indemnity club or insurers including, without limitation, the quarterly declarations required by the U.S. Oil Pollution Section 20/2/91, and to pay all premiums required to maintain in force the necessary U.S. Oil Pollution Cover;

(R) To comply with and satisfy all the requisites and formalities established by the laws of the Republic of Liberia to perfect this Mortgage as a legal, valid and enforceable first and preferred lien upon the Vessel and to furnish to the Mortgagee from time to time such proofs as the Mortgagee may request for its satisfaction with respect to the compliance by the Owner with the provisions of this Section 5(R);

(S) Not without the previous consent of the Mortgagee in writing, which consent shall not be unreasonably withheld, to let the Vessel or permit the Vessel to be let on demise charter for any period;

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(T) To place or to cause to be placed and at all times and places to retain or to cause to be retained a properly certified copy of this Mortgage on board the Vessel with her papers and cause this Mortgage to be exhibited to any and all persons having business with the Vessel which might give rise to any lien thereon other than liens for crew's wages and salvage, and to any representative of the Mortgagee on demand; and to place and keep or to cause to be placed and kept prominently displayed in the chart room and in the Master's cabin of the Vessel a framed printed notice in plain type in English of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, reading as follows:

"NOTICE OF MORTGAGE

This Vessel is owned by DRY BULK AUSTRALIA LTD., and is subject to a first preferred mortgage (the "First Mortgage") in favor of ING BANK N.V., London branch, as security trustee, under the authority of Chapter 3 of Title 21 of the Liberian Code of Laws Revised, as amended. Under the terms of the said First Mortgage, neither the Owner nor any charterer nor the Master of this Vessel nor any other person has any power, right or authority whatever to create, incur or permit to be imposed upon this Vessel any lien or encumbrance except for crew's wages and salvage."

6. Mortgagee's Right to Cure. Without prejudice to any other rights of the Mortgagee hereunder:

(i) in the event that the provisions of Section 5(B) hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not obligated, to effect and thereafter to replace, maintain and renew all such Insurances upon the Vessel as it in its sole discretion may deem advisable;

(ii) in the event that the provisions of Section 5(C) and/or 5(D) hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not obligated, to arrange for the carrying out of such repairs and/or surveys as it deems expedient or necessary; and

(iii) in the event that the provisions of Section 5(F) hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not obligated, to pay and discharge all such debts, damages and liabilities as are therein mentioned and/or to take any such measures as it deems expedient or necessary for the purpose of securing the release of the Vessel;

Any and all expenses incurred by the Mortgagee (including fees of counsel) in respect of its performances under the foregoing subsections (i), (ii) and (iii) shall be paid by the Owner on demand, with interest thereon at the rate provided for in Section 5(P) hereof from the date when such expenses were incurred by the Mortgagee.

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7.Events of Default and Remedies.

(A) In case any one or more of the following events herein termed an “Event of Default” shall occur and shall not have been received:

(i) a default in the payment when due of all or any part of the Obligations;
(ii) an Event of Default stipulated in Section 8.1 of the Credit Agreement shall occur and be continuing;

(iii) a default by the Owner occurs in the due and punctual observance of any of the covenants contained in subsections (B) (other than subclauses (iii), (iv), (vi) and (xi) thereof), (F), (G), (I), (K), (L), (M), (N), (O), (Q), (R), (S), or (T) of Section 5 of this Mortgage; or

(iv) a default by the Owner occurs in the due and punctual observance of any of the covenants contained in subsections (A), (C), (D), (E), (H), (J), or (P) or subclauses (iii), (iv), (vi) or (xi) of subsection (B) of Section 5 of this Mortgage and such default continues unremedied for the shorter of (1) a period of fifteen (15) days after written notice thereof has been given to the Owner or (2) a period of thirty (30) days from the date of such default; or

(v) it becomes impossible or unlawful for the Owner to fulfill any of the covenants and obligations contained in this Mortgage and the Mortgagee considers that such impossibility or illegality will have a material adverse effect on its rights under this Mortgage or the enforcement thereof.

(B) If any Event of Default shall occur, the Mortgagee shall be entitled:

(i) to demand payment by written notice of the Obligations, whereupon such payment shall be immediately due and payable, anything contained in the Credit Agreement, the Note, this Mortgage or any of the other Security Documents to the contrary notwithstanding and without prejudice to any other rights and remedies of the Mortgagee under the Credit Agreement, the Note, this Mortgage or any of the other Security Documents, provided, however, that if, before any sale of the Vessel, all defaults shall have been remedied in a manner satisfactory to the Mortgagee, the Mortgagee may waive such defaults by written notice to the Owner; but no such waiver shall extend to or affect any subsequent or other default or impair any rights and remedies consequent thereon;

(ii) at any time and as often as may be necessary to take any such action as the Mortgagee may in its discretion deem advisable for the purpose of protecting the security created by this Mortgage and each and every expense or liability (including reasonable fees of counsel) so incurred by the Mortgagee in or about the protection of such security shall be repayable to it by the Owner promptly after demand, together with interest thereon at the Default Rate from the date

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when such expense or liability was incurred by the Mortgagee. The Owner shall promptly execute and deliver to the Mortgagee such documents or cause promptly to be executed and delivered to the Mortgagee such documents, if any, and shall promptly do and perform such acts, if any, as in the opinion of the Mortgagee or its counsel may be necessary or advisable to facilitate or expedite the protection, maintenance and enforcement of the security created by this Mortgage;

(iii) to exercise all the rights and remedies in foreclosure and otherwise given to the Mortgagee by any applicable law, including those under the provisions of the Maritime Law;

(iv) to take possession of the Vessel, wherever the same may be, without prior demand and without legal process (when permissible under applicable law) and cause the Owner or other person in possession thereof forthwith upon demand of the Mortgagee to surrender to the Mortgagee possession thereof as demanded by the Mortgagee;

(v) to require that all policies, contracts and other records relating to the Insurances (including details of and correspondence concerning outstanding claims) be forthwith delivered to such adjusters, brokers or other insurers as the Mortgagee may nominate;

(vi) to collect, recover, compromise and give a good discharge for all claims then outstanding or thereafter arising under the Insurances or any of them and to take over or institute (if necessary using the name of the Owner) all such proceedings in connection therewith as the Mortgagee in its absolute discretion deems advisable and to permit the brokers through whom collection or recovery is effected to charge the usual brokerage therefor;

(vii) to discharge, compound, release or compromise claims against the Owner in respect of the Vessel which have given or may give rise to any charge or lien thereon or which are or may be enforceable by proceedings thereagainst;

(viii) to take appropriate judicial proceedings for the foreclosure of this Mortgage and/or for the enforcement of the Mortgagee's rights hereunder or otherwise; recover judgment for any amount due in respect of the Credit Agreement, the Note, this Mortgage or any of the other Security Documents and collect the same out of any property of the Owner;

(ix) to sell the Vessel at public auction, free from any claim of or by the Owner of any nature whatsoever by first giving notice of the time and place of sale with a general description of the property in the following manner:

(a) by publishing such notice for ten (10) consecutive days in a daily newspaper of general circulation published in New York City;

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(b)	if the place of sale should not be New York City, then also by publication of a similar notice in a daily newspaper, if any, published at the place of sale; and
(c)	by sending a similar notice by telecopy confirmed by registered mail to the Owner at its address hereinafter set forth at least fourteen (14) days prior to the date of sale.

Such sale of the Vessel may be held at such place as the Mortgagee in such notices may have specified, or such sale may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale and without further notice or publication the Mortgagee may make such sale at the time and place to which the same shall be so adjourned; and such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage, and the Mortgagee may become the purchaser at such sale.

(x) pending sale of the Vessel (either directly or indirectly) to manage, charter, lease, insure, maintain and repair the Vessel and to employ or lay up the Vessel upon such terms, in such manner and for such period as the Mortgagee in its absolute discretion deems expedient and for the purpose aforesaid the Mortgagee shall be entitled to do all acts and things incidental or conducive thereto and in particular to enter into such arrangements respecting the Vessel, her insurance, management, maintenance, repair, classification and employment in all respects as if the Mortgagee were the owner of the Vessel and without being responsible for any loss thereby incurred;

(xi) to recover from the Owner on demand any such losses as may be incurred by the Mortgagee in or about the exercise of the powers vested in the Mortgagee under Section 7(B)(x) above with interest thereon at the Default Rate from the date when such losses were incurred by the Mortgagee; and

(xii)

to recover from the Owner on demand all expenses, payments and disbursements (including fees and expenses of counsel) incurred by the Mortgagee in or about or incidental to the exercise by it of any of the powers vested in it hereunder together with interest thereon at the Default Rate from the date when such expenses, payments or disbursements were incurred by it;

PROVIDED, ALWAYS, that any sale of the Vessel or any interest therein by the Mortgagee pursuant to Section 7(B)(ix) above shall operate to divest all right, title and interest of the Owner, its successors and assigns, in or to the Vessel so sold and upon such sale the purchaser shall not be bound to see or inquire whether the Mortgagee's power of sale has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser who shall not be

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concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Owner and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property, subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

(C)Notwithstanding the foregoing, it is understood that a Total Loss of the

Vessel which is covered by the insurance maintained by Owner pursuant to Section 5(B) hereof shall not be deemed to be a default under this Mortgage, the Credit Agreement, the Note, the other Security Documents, or any of them.

8. Application of Proceeds. The proceeds of any sale made either under the power of sale hereby granted to the Mortgagee or under a judgment or decree in any judicial proceedings for the foreclosure of this Mortgage or for the enforcement of any remedy granted to the Mortgagee hereunder, any net earnings arising from the management, charter or other use of the Vessel by the Mortgagee under any of the powers herein contained or by law provided and the proceeds of any and all Insurances and any claims for damages on account of the Vessel or the Owner of any nature whatsoever and any Requisition Compensation, shall be applied as follows:

First:To the payment of all costs and expenses (together with interest thereon as hereinbefore provided) incurred by the Mortgagee, the Agents and/or the Lenders, including the reasonable compensation of their respective agents and attorneys, by reason of any sale, retaking, management or operation of the Vessel and all other sums payable to the Mortgagee, the Agents and/or the Lenders hereunder by reason of any expenses or liabilities incurred or advances made by it for the protection, maintenance and enforcement of the security or of any of its rights hereunder or in the pursuit of any remedy hereby conferred; and at the option of the Mortgagee to the payment of all taxes, assessments or liens claiming priority over the lien of this Mortgage;

Second:To the payment of the Obligations in the manner provided in the

Credit Agreement; and

Third:Any surplus thereafter remaining, to the Owner or to the Owner's successors in interest or assigns, or to whomsoever may be

lawfully entitled to receive the same.

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In the event that the proceeds are insufficient to pay the amounts specified in paragraphs "First" and "Second" above, the Mortgagee shall be entitled to collect the balance from the Owner or any other person liable therefor.

9. No Waiver. No delay or omission of the Mortgagee to exercise any right or power vested in it under the Credit Agreement, the Note, this Mortgage, the other Security Documents or any of them shall impair such right or power or be construed as a waiver thereof or as acquiescence in any default by the Owner hereunder, nor shall the acceptance by the Mortgagee of any payments in connection with this Mortgage from any source be deemed a waiver hereunder. However, if at any time after an Event of Default and prior to the actual sale of the Vessel by the Mortgagee or prior to any foreclosure proceedings the Owner cures all Events of Default and pays all expenses, advances and damages to the Mortgagee consequent on such Events of Default, with interest at the Default Rate from the date when such expenses, advances and damages were incurred, then the Mortgagee may accept such cure and payment and restore the Owner to its former position, but such action shall not affect any subsequent Event of Default or impair any rights consequent thereon.

10. Delegation of Power. The Mortgagee shall be entitled at any time and as often as may be expedient to delegate all or any of the powers and discretions vested in it by this Mortgage (including the power vested in it by virtue of Section 12 hereof) in such manner and upon such terms and to such persons as the Mortgagee in its absolute discretion may deem advisable.

11. Indemnity. Without prejudice to any other rights and remedies of the Mortgagee under the Credit Agreement, the Note, this Mortgage or any of the other Security Documents, the Owner hereby agrees and undertakes to indemnify the Mortgagee against all obligations and liabilities whatsoever and whensoever arising which the Mortgagee may incur in good faith in respect of, in relation to or in connection with the Vessel or otherwise howsoever in relation to or in connection with the enforcement of the Mortgagee's rights hereunder or under any of the other Security Documents to which the Owner is a party.

12. Power of Attorney.

(A) The Owner hereby irrevocably appoints the Mortgagee as its attorney-in-fact for the duration of the Security Period to do in its name or in the name of the Owner all acts which the Owner, or its successors or assigns, could do in relation to the Vessel, including without limitation, to demand, collect, receive, compromise, settle and sue for (insofar as the Mortgagee lawfully may) all freights, hire, earnings, issues, revenues, income and profits of the Vessel, and all amounts due from underwriters under the Insurances as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due to the Owner or in respect of the Vessel, and to make, give and execute in the name of the Owner, acquittance, receipts, releases or other discharges for the same, whether under seal or otherwise, to take possession of, sell or otherwise dispose of or manage or employ, the Vessel, to execute and deliver charters and a bill of sale with respect to the Vessel, and to endorse and accept in the name of the Owner all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing.

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PROVIDED, HOWEVER, that, unless the context otherwise permits under this Mortgage, such power shall not be exercisable by or on behalf of the Mortgagee unless and until any Event of Default shall occur and shall not be exercisable after all defaults have been cured.

(B) The exercise of the power granted in this Section 12 by or on behalf of the Mortgagee shall not require any person dealing with the Mortgagee to conduct any inquiry as to whether any such Event of Default has occurred and is continuing, nor shall such person be in any way affected by notice that any such Event of Default has not occurred nor is continuing, and the exercise by the Mortgagee of such power shall be conclusive evidence of its right to exercise the same.

13. Appointment of Receiver. If any legal proceedings shall be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessel and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

14. Commencement of Proceedings. The Mortgagee shall have the right to commence proceedings in the courts of any country having competent jurisdiction and in particular the Mortgagee shall have the right to arrest and take action against the Vessel at whatever place the Vessel shall be found lying and for the purpose of any action which the Mortgagee may bring before the local court for the jurisdiction of such court or other judicial authority and the Owner agrees that for the purpose of proceedings against the Vessel any writ, notice, judgment or other legal process or documents may be served upon the Master of the Vessel (or upon anyone acting as the Master) and that such service shall be deemed good service on the Owner for all purposes.

15. Partial Invalidity. In the event that any provision or provisions of this Mortgage shall be declared invalid, void or otherwise inoperative by any present or future court of competent jurisdiction in any country, the Owner will, without prejudice to any other right and remedy of the Mortgagee under the Credit Agreement, the Note, this Mortgage, the other Security Documents or any of them, execute and deliver such other and further instruments and do such things as in the opinion of the Mortgagee or its counsel will be necessary or advisable to carry out the true intent and spirit of this Mortgage. In any event, any such declaration of partial invalidity shall not affect the validity of any other provision or provisions of this Mortgage, or the validity of this Mortgage as a whole.

16. Cumulative Remedies. Each and every power and remedy in this Mortgage specifically given to the Mortgagee shall be in addition to every other power and remedy herein or in the Credit Agreement, the Note or the other Security Documents specifically given or now or hereafter existing at law, in equity, admiralty, or by statute, and each and every power and remedy whether specifically in this Mortgage or in the Credit Agreement, the Note or the other Security Documents given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any such power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy under the Credit Agreement, the Note, this Mortgage or any other Security Documents.

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17. Recordation of Mortgage. For the purpose of recording this First Preferred Mortgage as required by Chapter 3 of Title 21 of the Liberian Code of Laws Revised, as amended, the total amount is Fifty Two Million Three Hundred and Five Thousand Two Hundred and Thirty Eight and Thirteen Hundredths United States Dollars (US$52,305,238.13) (exclusive of interest, expenses and fees) and interest and performance of mortgage covenants. The discharge amount is the same as the total amount and there is no separate discharge amount for the Vessel. It is not intended that this Mortgage shall include property other than the Vessel and it shall not include property other than the Vessel as the term "vessel" is used in the Maritime Law. Notwithstanding the foregoing, for property other than the Vessel, if any should be determined to be covered by this Mortgage, the discharge amount is zero point zero one percent (0.01%) of the total amount.

18. No Waiver of Preferred Status. Anything herein to the contrary notwithstanding, it is intended that nothing herein shall waive the preferred status of this Mortgage under the Maritime Law or under the corresponding provisions of any other jurisdiction in which it is sought to be enforced and that, if any provision or portion thereof herein shall be construed to waive the preferred status of this Mortgage, then such provision to such extent shall be void and of no effect.

19. Counterparts. This Mortgage may be executed in any number of counterparts each of which shall be an original but such counterparts shall together constitute but one and the same instrument.
20. Notices. Notices and other communications under this Mortgage shall be in writing and may be given by telecopy as follows:

If to the Owner -

DRY BULK AUSTRALIA LTD. 11 North Water Street

Suite 18290

Mobile, Alabama 36602

Attention: Chief Financial Officer Facsimile No. (251) 243 9121

With a copy to:

INTERNATIONAL SHIPHOLDING CORPORATION

One Whitehall Street

New York, New York 10004

Attention: Niels M. Johnsen

Facsimile No.: (212) 514-5692

If to the Mortgagee -

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ING BANK N.V. London branch 60 London Wall London EC2M 5TQ England

Facsimile No.:   +44 207 767 7252

Telephone No.:  +44 207 767 1112

Email: ABF.Infra.Portfolio.Management@uk.ing.com

Attention: Graham Wallden

With a copy to:

                  Facsimile No.: +44 207 767 7324

 Telephone No.: +44 207 767 6522

Email: ian.tofts@uk.ing.com

Attention: Ian Tofts, Loan Operations

or to such other address as either party shall from time to time specify in writing to the other. Any notice sent by facsimile shall be confirmed by letter dispatched as soon as practicable thereafter.

Every notice or other communication shall, except so far as otherwise expressly provided by this Mortgage, be deemed to have been received (provided that it is received prior to 3 p.m. London time; otherwise it shall be deemed to have been received on the next following Banking Day), in the case of a facsimile at the time of dispatch thereof (provided further that if the date of dispatch is not a Banking Day in the locality of the party to whom such notice or demand is sent it shall be deemed to have been received on the next following Banking Day in such locality), and in the case of a letter, at the time of receipt thereof.

21. Rights of Owner. Unless one or more Events of Default shall have occurred and be continuing, the Owner (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, equipment or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, equipment or any other appurtenances of substantially equal value to the Owner, which shall forthwith become subject to the lien of this Mortgage.

22. Waiver; Amendment. None of the terms and conditions of this Mortgage may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Owner and the Mortgagee.

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23. Successors and Assigns. All the covenants, promises, stipulations and agreements of the Owner and all the rights and remedies of the Mortgagee contained in this Mortgage shall bind the Owner, its successors and assigns, and shall inure to the benefit of the Mortgagee, its successors and assigns, whether so expressed or not.

24. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Republic of Liberia.
25. Headings. In this Mortgage, section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Mortgage.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the Owner has executed this Mortgage by its duly authorized representative on the day and year first above written.

DRY BULK AUSTRALIA LTD.

By:_______________________________________________________________________________

Name: Ian Duthie Title: Attorney-in-Fact

ING BANK N.V., London Branch

By:_________________________________________________________________________________

Name: Vikki Madias Title: Attorney-in-Fact

ACKNOWLEDGMENT OF AMENDED AND RESTATED MORTGAGE

STATE OF NEW YORK )

: ss:

COUNTY OF NEW YORK )

On this 10th day of June, 2015, before me personally appeared Ian Duthie, to me known, who, being by me duly sworn, did depose and say that he resides at One Whitehall Street, New York, New York 10004; that he is an Attorney-in-Fact of Dry Bulk Australia Ltd.; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of Dry Bulk Australia Ltd.

Notary Public

ACKNOWLEDGEMENT OF AMENDED AND RESTATED MORTGAGE

STATE OF NEW YORK)

: ss:

COUNTY OF NEW YORK)

On this 10th day of June, 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared Vikki Madias, personally known to me or proved to be on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as his free act and deed, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Public

EXHIBIT A

Credit Agreement

EXHIBIT B Note

EXHIBIT G

FIRST PRIORITY NAVAL MORTGAGE
on the
Panamanian Flag Vessel
BULK AMERICAS

DRY BULK AMERICAS LTD.,
as Owner

TO

ING BANK N.V.,
London branch
as Mortgagee

Dated as of June 10, 2015

THIS FIRST PRIORITY NAVAL MORTGAGE (this “Mortgage”) is made and given as of the 10th day of June, 2015 by DRY BULK AMERICAS LTD., a corporation incorporated under the laws of the British Virgin Islands, with offices at 11 North Water Street, Suite 18290, Mobile, Alabama 36602 (the "Owner") in favor of ING BANK N.V., London branch, a banking corporation organized under the laws of the Netherlands (“ING”), with offices at 60 London Wall, London EC2M 5TQ, England, as security trustee (hereinafter, in such capacity, called the "Mortgagee") for the Lenders (as such term is defined in the Credit Agreement (as hereinafter defined)), pursuant to the terms of the Credit Agreement.

WHEREAS:

A. The Owner is the sole owner of the whole of the vessel named BULK AMERICAS having the following particulars:

Having International Call Sign 3EZH3, Gross Tonnage 32309.00, Net Tonnage 19439.00, Length 185.78 meters, Breadth 32.36 meters, and Depth 18.00 meters (the "Vessel"), registered in the name of the Owner under Patente No. 43644-12, built in 2012.

B. Pursuant to an assignment, assumption, amendment and restatement of a senior secured term loan facility agreement dated June 10, 2015 (the “Credit Agreement”, a copy of the form of the Credit Agreement, without schedules or exhibits other than Schedule I is annexed hereto as Exhibit A) made by and among (1) the Owner and DRY BULK AUSTRALIA LTD., as joint and several borrowers (the “Borrowers”), (2) EAST GULF SHIPHOLDING, INC., a corporation organized and existing under the laws of the Republic of the Marshall Islands, as assignor (3) INTERNATIONAL SHIPHOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as guarantor (the “Guarantor”), (4) the banks and financial institutions listed on Schedule I thereto, as lenders (together with any bank or financial institution which becomes a Lender pursuant to Section 12 of the Credit Agreement, the “Lenders” and each a “Lender”), (5) ING, as facility agent for the Lenders, (in such capacity, the “Facility Agent”) and (6) the Mortgagee, as security trustee for the Lenders (in such capacity, the “Security Trustee”), the Security Trustee has agreed to serve in such capacity under the Credit Agreement and the Lenders have agreed to maintain a secured term loan facility in the amount of up to Fifty Two Million Three Hundred and Five Thousand Two Hundred and Thirty Eight and Thirteen Hundredths United States Dollars (US$52,305,238.13) (the “Facility”) to the Borrowers. The obligation of the Borrowers to repay the Facility under the Credit Agreement being evidenced by a promissory note dated June 10, 2015, from the Borrowers to the order of the Facility Agent (the “Note”), a copy of the form of the Note being attached hereto as Exhibit B. The Facility, and interest, fees and commissions thereon are to be repaid or paid, as the case may be, as provided in the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meaning when used herein.

C. Pursuant to Section 17 of the Credit Agreement, the Lenders have appointed the Mortgagee as facility agent and security trustee on its behalf with regard to, inter alia, the security conferred on such Lenders pursuant to the Credit Agreement, the Note and the Security Documents.

D.The Owner, in order to secure the payment of the Obligations, as that term is defined in subsection 1(A)(iv) hereof, and to secure the performance and observance of and compliance with all the covenants, terms and conditions in the Credit Agreement and in this Mortgage contained, expressed or implied, to be performed, observed and complied with by and on the part of the Owner, has duly authorized the execution and delivery of this First Priority Naval Mortgage under and pursuant to the provisions of Law No. 55 of 6th August, 2008 and other applicable legislation of the Republic of Panama.

N O W, T H E R E F O R E, T H I S M O R T G A G E W I T N E S S E T H:

1.Definitions: In this Mortgage, unless the context otherwise requires:

(A)(i)"Classification Society" means the member of the International

Association of Classification Societies with whom the Vessel is entered and who conducts periodic physical surveys and/or inspections of the Vessel;

(ii)

"Earnings" includes all freight, hire and passage moneys, compensation payable in event of requisition of the Vessel for hire, remuneration for salvage and towage services, demurrage and detention moneys and any other earnings whatsoever payable and belonging to the Owner due or to become due in respect of the Vessel at any time during the Security Period;

(iii)

"Insurances" includes all policies and contracts of insurance and all entries of the Vessel in a protection and indemnity or war risks association or club which are from time to time taken out or entered into pursuant to this Mortgage in respect of the Vessel and its Earnings or otherwise howsoever in connection with the Vessel;

(iv)

“Obligations" means the obligations of the Borrowers or the Guarantor under or in connection with the Credit Agreement, the Note, this Mortgage and any other Security Document, including but not limited to the obligations to repay the Facility when due;

(v)	"Person" means an individual, corporation, limited partnership, general partnership, syndicate, joint venture, association, trust, unincorporated organization, trustee or other legal representative;

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(vi) "Requisition Compensation" means all moneys or other compensation payable and belonging to the Owner during the Security Period by reason of requisition for title or other compulsory acquisition of the Vessel or otherwise than by requisition for hire;

(vii) "Security Documents" when used herein shall have the same meaning as in the Credit Agreement;

(viii) "Security Period" means the period commencing on the date hereof and terminating upon discharge of the security created by this Mortgage by payment in full of the Obligations;

(ix) "Total Loss" means:

(a)	actual, constructive or compromised or arranged total loss of the Vessel;
(b)	requisition for title or other compulsory acquisition of the Vessel (otherwise than by requisition for hire) which shall continue for thirty (30) days; or
(c)

capture, seizure, arrest, detention or confiscation of the Vessel by any government or by persons acting or purporting to act on behalf of any government unless the Vessel be released and restored to the Owner from such capture, seizure, arrest, detention or confiscation within thirty (30) days after the occurrence thereof; and

(x)"Vessel" means the whole of the vessel described in Recital A hereof and includes its engines, machinery, boats, boilers, masts, rigging, anchors, chains, cables, apparel, tackle, outfit, spare gear, fuel, consumable or other stores, freights, belongings and appurtenances, whether on board or ashore, whether now owned or hereafter acquired, and all additions, improvements and replacements hereafter made in or to said vessel, or any part thereof, or in or to the stores, belongings and appurtenances aforesaid except such equipment or stores which, when placed aboard said vessel, do not become the property of the Owner.

(B)In Section 5(B) hereof:

(i)"excess risks" means the proportion of claims for general average and salvage charges and under the ordinary running-down clause not recoverable in consequence of the value at which a vessel is assessed for the purpose of such claims exceeding her insured value;

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(ii)

"protection and indemnity risks" means the usual risks covered by a United States or an English or another protection and indemnity association or club acceptable to the Mortgagee including the proportion not recoverable in case of collision under the ordinary running-down clause; and

(iii)	"war risks" means the risk of mines and all risks excluded from the standard form of United States marine policy by the War, Strikes and Related Exclusion Clause.

(C)This Mortgage shall be read together with the Credit Agreement but in case of any conflict between the two, the provisions of the Mortgage shall prevail.

2.Grant of Mortgage; Representations and Warranties.

2.1 In consideration of the premises and of other good and valuable consideration, the receipt and adequacy whereof are hereby acknowledged, and in order to secure the payment of the Obligations and to secure the performance and observance of and compliance with the covenants, terms and conditions in the Credit Agreement, the Note, this Mortgage and the other Security Documents contained, the Owner has granted, conveyed and mortgaged and does by these presents grant, convey and mortgage to and in favor of the Mortgagee, its successors and assigns, the whole of the Vessel TO HAVE AND TO HOLD the same unto the Mortgagee, its successors and assigns, forever, upon the terms set forth in this Mortgage for the enforcement of the payment of the Obligations and to secure the performance and observance of and compliance with the covenants, terms and conditions in this Mortgage, the Credit Agreement, the Note and the other Security Documents contained;

PROVIDED, ONLY, and the conditions of these presents are such that, if the Owner and/or its successors or assigns shall pay or cause to be paid to the Lenders, their respective successors and assigns, the Obligations as and when the same shall become due and payable in accordance with the terms of this Mortgage, the Credit Agreement, the Note and the other Security Documents and shall perform, observe and comply with all and singular of the covenants, terms and conditions in this Mortgage, the Credit Agreement, the Note and the other Security Documents contained, expressed or implied, to be performed, observed or complied with by and on the part of the Owner or its successors or assigns, all without delay or fraud and according to the true intent and meaning hereof and thereof, then, these presents and the rights of the Mortgagee under this Mortgage shall cease and determine and, in such event, the Mortgagee agrees by accepting this Mortgage, at the expense of the Owner, to execute all such documents as the Owner may reasonably require to discharge this Mortgage under the laws of the Republic of Panama; otherwise to be and remain in full force and effect.

2.2 The Owner hereby represents and warrants to the Mortgagee that:

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(A) the Owner is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands qualified to own, register and operate the Vessel under the applicable laws and regulations of the Republic of Panama endorsed for the respective trade in which it is engaged from time to time. The Vessel is duly documented in the name of the Owner as owner under the laws of the Republic of Panama;

(B) the Owner lawfully owns the whole of the Vessel free from any security interest, debt, lien, mortgage, charge, encumbrance or other adverse interest, other than the encumbrance of this Mortgage and except as permitted by Section 5(N) hereof; and

(C) the Vessel is tight, staunch and strong and well and sufficiently tackled, appareled, furnished and equipped and in all respects seaworthy.

3. Payment of Obligations. The Owner hereby further covenants and agrees to pay the Obligations when due in respect of the Credit Agreement, the Note, the Mortgage and any other Security Documents to the Mortgagee or its successors or assigns.

4. Covenants Regarding Security Granted Hereunder. It is declared and agreed that:

(A) The security created by this Mortgage shall be held by the Mortgagee as a continuing security for the payment of the Obligations and that the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the amount hereby secured.

(B) Any settlement or discharge under this Mortgage between the Mortgagee and the Owner shall be conditional upon no security or payment to the Mortgagee or the Lenders, related to or which reduces the obligations secured hereby, by the Owner or any other person being avoided or set-aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or liquidation for the time being in force, and if such condition is not satisfied, the Mortgagee shall be entitled to recover from the Owner on demand the value of such security or the amount of any such payment as if such settlement or discharge had not occurred.

(C) The rights of the Mortgagee under this Mortgage and the security hereby constituted shall not be affected by any act, omission, matter or thing which, but for this provision, might operate to impair, affect or discharge such rights and security, including without limitation, and whether or not known to or discoverable by the Owner, the Mortgagee or any other person:

(i) any time or waiver granted to, or composition with, either of the Borrowers or any other person; or

5

(ii) the taking, variation, compromise, renewal or release of or refusal or neglect to perfect or enforce any rights, remedies or securities against either of the Borrowers or any other person; or
(iii) any legal limitation, disability, dissolution, incapacity or other circumstances relating to either of the Borrowers or any other person; or
(iv) any amendment or supplement to the Credit Agreement, the Note or any of the Security Documents; or
(v) the unenforceability, invalidity or frustration of any obligations of either of the Borrowers or any other person under the Credit Agreement, the Note or any of the Security Documents.

(D) The Owner acknowledges and agrees that it has not received any security from any person for the granting of this Mortgage and it will not take any such security without the prior written consent of the Mortgagee, and the Owner will hold any security taken in breach of this provision in trust for the Mortgagee.

(E) Until the Obligations have been unconditionally and irrevocably paid and discharged in full to the satisfaction of the Mortgagee, the Owner shall not by virtue of any payment made under the Credit Agreement, the Note or this Mortgage on account of such moneys and liabilities or by virtue of any enforcement by the Mortgagee of its right under or the security constituted by this Mortgage:

(i) be entitled to exercise any right of contribution from any co-surety liable in respect of such moneys and liabilities under any other guarantee, security or agreement; or
(ii) exercise any right of set-off or counterclaim against any such co-surety; or
(iii) receive, claim or have the benefit of any payment, distribution, security or indemnity from any such co-surety; or
(iv) unless so directed by the Mortgagee (which the Owner shall prove in accordance with such directions), claim as a creditor of any such co-surety in competition with the Mortgagee.

The Owner shall hold in trust for the Mortgagee and forthwith pay or transfer (as appropriate) to the Mortgagee any such payment (including an amount equal to any such set-off), distribution or benefit of such security, indemnity or claim in fact received by it.

(F)The Owner hereby irrevocably subordinates all of its rights of subrogation

(whether contractual, statutory, under common law or otherwise) to the claims of the Mortgagee

6

against any person and all contractual, statutory or common law rights of contribution, reimbursement indemnification and similar rights and claims against any person which arise in connection with, or as a result of, the Credit Agreement or this Mortgage until full and final payment of all of the Obligations.

(G)The Owner hereby agrees to cause this Mortgage to be duly filed and will cause it to be duly recorded and will comply with and satisfy all of the provisions and requirements of Law No.55 of 6th August, 2008 and other applicable legislation of the Republic of Panama, in order to establish, perfect and maintain this Mortgage as a valid, enforceable and duly perfected first priority naval mortgage lien thereunder upon the Vessel and upon all renewals, replacements and improvements made in or to the same for the amount of the Obligations. The Owner undertakes to cause this Mortgage to be permanently recorded at the Public Registry of Panama within the three (3) months immediately following the date of its preliminary recordation at the Public Registry and undertakes to provide a legal opinion in respect of the validity and enforceability of such mortgage recordation.

5. Affirmative Covenants and Insurances. The Owner further covenants with the Mortgagee and undertakes at all times throughout the Security Period:

(A) to maintain its existence in good standing as a corporation of the British Virgin Islands and to maintain a registered office as required by the laws of the British Virgin Islands;

(B) (i) to insure and keep the Vessel insured or cause or procure the Vessel to be insured and to be kept insured at no expense to the Mortgagee (or, with regard to the insurance cover described in (d) below, to reimburse the Mortgagee therefor) in regard to:

(a)	all risks hull and machinery (including excess risks which shall not exceed twenty percent (20%) of the total hull and machinery coverage);
(b)	war risks (including war protection and indemnity liability) covering, inter alia, the perils of confiscation, expropriation, nationalization, seizure and blocking;
(c)	protection and indemnity risks (including pollution risks); and
(d)	Mortgagee's interest including mortgagee’s interest additional perils (pollution) risks;

(ii) with respect to the Vessel, to effect the Insurances aforesaid or to cause or procure the same to be effected:

(a)in the cases of the Insurances referred to in sub-sections (i) (a), (b) and (d)

above, (x) in such amounts as shall be at least equivalent to the higher of (I) the Fair Market Value (as such term is defined in the Credit

7

Agreement) of the Vessel and (II) One Hundred Twenty Five percent (125%) of the outstanding amount of the relevant Tranche (as such term is defined in the Credit Agreement), and all such insurance shall be payable in lawful money of the United States of America, and (y) upon such terms (including provisions as to named insureds and loss payees and prior notice of cancellation) and with such deductibles as shall from time to time be approved by the Mortgagee;

(b)

in the case of the protection and indemnity Insurances referred to in subsection (i)(c) above payable in lawful money of the United States of America, to the full extent commercially available and to include provisions as to loss payees and prior notice of cancellation in form and substance satisfactory to the Mortgagee; and

(c)	with first class insurance companies, underwriters and protection and indemnity associations or clubs as shall from time to time be approved by the Mortgagee (hereinafter called "the Insurers");

(iii) to renew all such Insurances or cause or procure the same to be renewed before the relevant policies or contracts expire and to procure that the Insurers or the firm of insurance brokers referred to herein below shall promptly confirm in writing to the Mortgagee as and when each such renewal is effected;

(iv) to procure concurrently with the execution hereof and thereafter at intervals of not more than twelve (12) calendar months, a detailed report from a firm of independent marine insurance brokers, appointed by the Owner and acceptable to the Mortgagee, with respect to the Insurances together with their opinion to the Mortgagee that the Insurances comply with the provisions of this Section 5(B), such report and opinion to be addressed and delivered promptly to the Mortgagee and the costs of such report and opinion to be for the account of the Owner;

(v) to cause the said independent marine insurance brokers or the Insurers to agree to use reasonable efforts to advise the Mortgagee promptly of any failure to renew any of the Insurances and of any default in payment of any premium and of any other act or omission on the part of the Owner of which they have knowledge and which might, in their opinion, invalidate or render unenforceable, or cause the lapse of or prevent the renewal or extension of, in whole or in part, any Insurances on the Vessel;

(vi) to cause the said independent marine insurance brokers to agree to mark their records and to use their best efforts to promptly advise the Mortgagee that such Insurances have been renewed or replaced with new insurance which complies with the provisions of this Section 5(B);

(vii)	duly and punctually to pay or to cause duly and punctually to be paid all premiums, calls, contributions or other sums payable in respect of all such Insurances, to produce 8 or to cause to be produced all relevant receipts when so required by the Mortgagee and duly and punctually to perform and observe or to cause duly and punctually to be performed and observed any other obligations and conditions under all such Insurances;

(viii) to execute or use reasonable efforts to cause to be executed such guarantees as may from time to time be required by any relevant protection and indemnity association or club;

(ix) to procure that all policies, binders, cover notes or other instruments of the Insurances referred to in subsections (i)(a) and (b) above shall be taken out in the name of the Owner, with the Mortgagee as an additional assured, the Owner to ensure that the Mortgagee is not liable for any premiums thereby, as its or their respective interests may appear, and shall incorporate a loss payable clause naming the Mortgagee as loss payee prepared in compliance with the terms of this Mortgage and such loss payable clause to be in any event in form and substance acceptable to the Mortgagee and all policies, binders, cover notes or other instruments referred to in subsection (i) shall provide (a) for prompt notice to be given to the Mortgagee before cancellation of insurance for any reason whatsoever and for a waiver of liability for payment of premiums as to the Mortgagee; provided, however, that unless otherwise required by the Mortgagee by notice to the underwriters, although all losses under such Insurances are payable to the Mortgagee, in case of any such losses involving any damage to the Vessel the underwriters may pay direct for the repair, salvage and other charges involved or, if the Owner shall have first fully repaired the damage or paid all of the salvage and other charges, may pay the Owner as reimbursement therefor, provided, further, however, that if such damage involves a loss in excess of US$500,000, or its equivalent, the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee and (b) in the event that the Vessel shall be insured under any form of fleet cover, undertakings that the brokers, underwriters, association or club (as the case may be) will not set off claims relating to the Vessel against premiums, calls or contributions in respect of any other vessel or other insurance and that the insurance cover of the Vessel will not be cancelled by reason of non-payment of premiums, calls or contributions relating to any other vessel or other insurance;

(x) to procure that all entries, policies, binders, cover notes or other instruments of the Insurances referred to in sub-section (i)(c) above incorporate a loss payable clause naming the Mortgagee as loss payee prepared in compliance with the terms of this Mortgage and such loss payable clause to be in any event in form and substance acceptable to the Mortgagee and shall provide for prompt notice to be given to the Mortgagee before cancellation of insurance for any reason whatsoever and for a waiver of liability for payment of premiums, backcalls and assessments as to the Mortgagee, it being agreed that although such insurance is payable to the Mortgagee so long as no Event of Default has occurred and is continuing under this Mortgage, any loss payments under any such insurance on the Vessel may be paid directly to the Owner to reimburse it for any loss, damage or expenses incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been incurred;

(xi)	to procure that originals or photocopies of all such instruments of Insurances as are referred to in sub-sections (ix) and (x) above shall be from time to time deposited with the 9

Mortgagee after receipt by the Owner thereof and that the Insurers shall, if so requested by the Mortgagee, furnish the Mortgagee with a letter or letters of undertaking in such form as may be reasonably required by the Mortgagee in respect of such Insurances;

(xii) not to change any terms of any Insurances or suffer them to be changed, or change underwriters of any Insurances or suffer them to be changed, without the Mortgagee's prior written approval;

(xiii) not to employ the Vessel or suffer the Vessel to be employed otherwise than in conformity with the terms of all policies, binders, cover notes or other instruments of the Insurances (including any warranties express or implied therein) without first obtaining the written consent of the Insurers to such employment (if required by such Insurers) and complying with such requirements as to extra premiums or otherwise as the Mortgagee and/or the Insurers may prescribe; and

(xiv) to do all things necessary and proper, and execute and deliver all documents and instruments to enable the Mortgagee to collect or recover any moneys to become due the Mortgagee in respect of the Insurances.

(C) To keep and to cause to be kept the Vessel in a good and efficient state of repair so as to maintain her present class with its Classification Society and so as to comply with the provisions of all laws, regulations and requirements (statutory or otherwise) from time to time applicable to vessels registered under the laws of the Republic of Panama, to procure that the Vessel’s Classification Society make available to the Security Trustee, upon its request, such information and documents in respect of the Vessel as are maintained in the records of such Classification Society, and to procure that all repairs to or replacements of any damaged, worn or lost parts or equipment be effected in such manner (both as regards workmanship and quality of materials) as not to diminish the value of the Vessel;

(D) To submit or to cause the Vessel to be submitted on a timely basis to such periodic or other surveys as may be required for classification purposes and, if requested by the Mortgagee, to supply or to cause to be supplied to the Mortgagee copies of all survey and inspection reports and confirmations of class issued in respect thereof;

(E) To permit the Mortgagee, by surveyors or other persons appointed by it in its behalf, to board the Vessel at all reasonable times for the purpose of inspecting her condition or for the purpose of satisfying themselves in regard to proposed or executed repairs and to afford or to cause to be afforded all proper facilities for such inspections, provided that such inspections will cause no undue delay to the Vessel;

(F) (i) To pay and discharge or to cause to be paid and discharged all debts, damages and liabilities whatsoever which have given or may give rise to maritime or possessory liens on or claims enforceable against the Vessel except to the extent permitted by Section 5(N) hereof and (ii) in event of arrest of the Vessel pursuant to legal process or in event of her detention in exercise or purported exercise of any such lien as aforesaid to procure the release of

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the Vessel from such arrest or detention within fifteen (15) days of receiving notice thereof by providing bail or otherwise as the circumstances may require;

(G) Not to employ the Vessel or suffer her employment in any trade or business which is forbidden by any applicable laws or is otherwise illicit or in carrying illicit or prohibited goods or in any manner whatsoever which may render her liable to condemnation in a Prize Court or to destruction, seizure or confiscation and in event of hostilities in any part of the world (whether war be declared or not), not to employ the Vessel or suffer her employment in carrying any contraband goods or to enter or trade to any zone which is declared a war zone by any government or by the Vessel's War Risks Insurers unless the required extra war risk insurance cover has been obtained for the Vessel;

(H) Promptly to furnish or to use its best efforts to cause promptly to be furnished to the Mortgagee all such information as the Mortgagee may from time to time reasonably request regarding the Vessel, her employment, position and engagements, particulars of all towages and salvages and copies of all charters and other contracts for her employment or otherwise howsoever pertaining to the Vessel;

(I) Promptly after learning of the same to notify or cause to be notified the Mortgagee forthwith in writing of:

(i) any accident to the Vessel involving repairs the cost whereof will or is likely to exceed US$500,000 (or the equivalent in any other currency);
(ii) any occurrence in consequence whereof the Vessel has become or is likely to become a Total Loss;

(iii) any material requirement or recommendation made by any Insurer or Classification Society or by any competent authority which is not complied with in accordance with reasonable commercial practices;

(iv) any arrest of the Vessel or the exercise or purported exercise of any lien on the Vessel or her Earnings; and
(v) any occurrence of circumstances forming the basis of an Environmental Claim.

(J) To keep or to cause to be kept proper books of account of the Owner in respect of the Vessel and her Earnings and, if requested by the Mortgagee, to make or to cause to be made such books available for inspection on behalf of the Mortgagee and furnish or cause to be furnished satisfactory evidence that the wages and allotments and the insurance and pension contributions of the Master and crew are being regularly paid and that all deductions from crew's wages in respect of any tax liability are being properly accounted for and that the Master has no claim for disbursements other than those incurred by him in the ordinary course of trading on the voyage then in progress;

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(K) To assign and provide that Requisition Compensation is applied in accordance with Section 8 hereof as if received in respect of the sale of the Vessel;

(L) Not, without the previous consent in writing of the Mortgagee, to put the Vessel or suffer her to be put into the possession of any person for the purpose of work being done upon her other than routine drydockings and ordinary maintenance in an amount exceeding or likely to exceed US$500,000 (or the equivalent in any other currency) unless such work is fully covered by insurance, subject to applicable deductibles satisfactory to the Mortgagee, or unless such person shall first have given to the Mortgagee and on terms satisfactory to it a written undertaking not to exercise any lien on the Vessel or her Earnings for the cost of such work or otherwise;

(M) To keep the Vessel duly registered under the laws and regulations of the Republic of Panama and to do or suffer to be done nothing whereby such registration may be forfeited or imperiled;

(N) To keep and to cause the Vessel to be kept free and clear of all liens, charges, mortgages and encumbrances except in favor of the Mortgagee, and except for crew's wages remaining unpaid in accordance with reasonable commercial practices or for collision or salvage, liens in favor of suppliers of necessaries or other similar liens arising in the ordinary course of its business, accrued for not more than thirty (30) days (unless any such lien is being contested in good faith and by appropriate proceedings or other acts and the Owner shall have set aside on its books adequate reserves with respect to such lien and so long as such deferment in payment shall not subject the Vessel to forfeiture or loss) or liens for loss, damage or expense which are fully covered by insurance, subject to applicable deductibles satisfactory to the Mortgagee, or in respect of which a bond or other security has been posted by or on behalf of the Owner with the appropriate court or other tribunal to prevent the arrest or secure the release of the Vessel from arrest, and not, except in favor of the Mortgagee, to pledge, charge, assign or otherwise encumber (in favor of any person other than the Mortgagee) her Insurances, Earnings or Requisition Compensation or to suffer the creation of any such pledge, charge, assignment or encumbrance as aforesaid to or in favor of any person other than the Mortgagee;

(O) Not, without the previous consent in writing of the Mortgagee (and then only subject to such terms and conditions as the Mortgagee may impose), to sell (otherwise than on an arm’s length basis), abandon or otherwise dispose of the Vessel or any interest therein;

(P) To pay promptly to the Mortgagee all moneys (including reasonable fees of counsel) whatsoever which the Mortgagee shall or may expend, be put to or become liable for, in or about the protection, maintenance or enforcement of the security created by this Mortgage or in or about the exercise by the Mortgagee of any of the powers vested in it hereunder and to pay interest thereon at the Default Rate from the date whereon such expense or liability was incurred by the Mortgagee;

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(Q) To comply with all declaration and reporting requirements imposed by the protection and indemnity club or insurers including, without limitation, the quarterly declarations required by the U.S. Oil Pollution Section 20/2/91 and to pay all premiums required to maintain in force the necessary U.S. Oil Pollution Cover;

(R) To comply with and satisfy all the requisites and formalities established by the laws of the Republic of Panama to perfect this Mortgage as a legal, valid and enforceable first and preferred lien upon the Vessel and to furnish to the Mortgagee from time to time such proofs as the Mortgagee may request for its satisfaction with respect to the compliance by the Owner with the provisions of this Section 5(R);

(S) Not without the previous consent of the Mortgagee in writing, which consent shall not be unreasonably withheld, to let the Vessel or permit the Vessel to be let on demise charter for any period;

(T) To place or to cause to be placed and at all times and places to retain or to cause to be retained a properly certified copy of this Mortgage on board the Vessel with her papers and cause this Mortgage to be exhibited to any and all persons having business with the Vessel which might give rise to any lien thereon other than liens for crew's wages and salvage, and to any representative of the Mortgagee on demand; and to place and keep or to cause to be placed and kept prominently displayed in the chart room and in the Master's cabin of the Vessel a framed printed notice in plain type in English of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, reading as follows:

"NOTICE OF MORTGAGE

This Vessel is owned by DRY BULK AMERICAS LTD., and is subject to a first priority naval mortgage (the "First Mortgage") in favor of ING BANK N.V., London Branch, as security trustee, under the authority of the laws of the Republic of Panama. Under the terms of the said First Mortgage, neither the Owner nor any charterer nor the Master of this Vessel nor any other person has any power, right or authority whatever to create, incur or permit to be imposed upon this Vessel any lien or encumbrance except for crew's wages and salvage."

6. Mortgagee's Right to Cure. Without prejudice to any other rights of the Mortgagee hereunder:

(i) in the event that the provisions of Section 5(B) hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not obligated, to effect and thereafter to replace, maintain and renew all such Insurances upon the Vessel as it in its sole discretion may deem advisable;

(ii) in the event that the provisions of Section 5(C) and/or 5(D) hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not

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obligated, to arrange for the carrying out of such repairs and/or surveys as it deems expedient or necessary; and

(iii) in the event that the provisions of Section 5(F) hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not obligated, to pay and discharge all such debts, damages and liabilities as are therein mentioned and/or to take any such measures as it deems expedient or necessary for the purpose of securing the release of the Vessel;

Any and all expenses incurred by the Mortgagee (including fees of counsel) in respect of its performances under the foregoing subsections (i), (ii) and (iii) shall be paid by the Owner on demand, with interest thereon at the rate provided for in Section 5(P) hereof from the date when such expenses were incurred by the Mortgagee.

7.Events of Default and Remedies.

(A) In case any one or more of the following events herein termed an “Event of Default” shall occur and shall not have been received:

(i) a default in the payment when due of all or any part of the Obligations;
(ii) an Event of Default stipulated in Section 8.1 of the Credit Agreement shall occur and be continuing;

(iii) a default by the Owner occurs in the due and punctual observance of any of the covenants contained in subsections (B) (other than subclauses (iii), (iv), (vi) and (xi) thereof), (F), (G), (I), (K), (L), (M), (N), (O), (Q), (R), (S), or (T) of Section 5 of this Mortgage; or

(iv) a default by the Owner occurs in the due and punctual observance of any of the covenants contained in subsections (A), (C), (D), (E), (H), (J), or (P) or subclauses (iii), (iv), (vi) or (xi) of subsection (B) of Section 5 of this Mortgage and such default continues unremedied for the shorter of (1) a period of fifteen (15) days after written notice thereof has been given to the Owner or (2) a period of thirty (30) days from the date of such default; or

(v) it becomes impossible or unlawful for the Owner to fulfill any of the covenants and obligations contained in this Mortgage and the Mortgagee considers that such impossibility or illegality will have a material adverse effect on its rights under this Mortgage or the enforcement thereof.

(B) If any Event of Default shall occur, the Mortgagee shall be entitled:

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(i) to demand payment by written notice of the Obligations, whereupon such payment shall be immediately due and payable, anything contained in the Credit Agreement, the Note, this Mortgage or any of the other Security Documents to the contrary notwithstanding and without prejudice to any other rights and remedies of the Mortgagee under the Credit Agreement, the Note, this Mortgage or any of the other Security Documents, provided, however, that if, before any sale of the Vessel, all defaults shall have been remedied in a manner satisfactory to the Mortgagee, the Mortgagee may waive such defaults by written notice to the Owner; but no such waiver shall extend to or affect any subsequent or other default or impair any rights and remedies consequent thereon;

(ii) at any time and as often as may be necessary to take any such action as the Mortgagee may in its discretion deem advisable for the purpose of protecting the security created by this Mortgage and each and every expense or liability (including reasonable fees of counsel) so incurred by the Mortgagee in or about the protection of such security shall be repayable to it by the Owner promptly after demand, together with interest thereon at the Default Rate from the date when such expense or liability was incurred by the Mortgagee. The Owner shall promptly execute and deliver to the Mortgagee such documents or cause promptly to be executed and delivered to the Mortgagee such documents, if any, and shall promptly do and perform such acts, if any, as in the opinion of the Mortgagee or its counsel may be necessary or advisable to facilitate or expedite the protection, maintenance and enforcement of the security created by this Mortgage;

(iii) to exercise all the rights and remedies in foreclosure and otherwise given to the Mortgagee by any applicable law, including those under the provisions of Law No.55 of 6th August, 2008;

(iv) to take possession of the Vessel, wherever the same may be, without prior demand and without legal process (when permissible under applicable law) and cause the Owner or other person in possession thereof forthwith upon demand of the Mortgagee to surrender to the Mortgagee possession thereof as demanded by the Mortgagee;

(v) to require that all policies, contracts and other records relating to the Insurances (including details of and correspondence concerning outstanding claims) be forthwith delivered to such adjusters, brokers or other insurers as the Mortgagee may nominate;

(vi) to collect, recover, compromise and give a good discharge for all claims then outstanding or thereafter arising under the Insurances or any of them and to take over or institute (if necessary using the name of the Owner) all such proceedings in connection therewith as the Mortgagee in its absolute discretion deems advisable and to permit the brokers through whom collection or recovery is effected to charge the usual brokerage therefor;

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(vii) to discharge, compound, release or compromise claims against the Owner in respect of the Vessel which have given or may give rise to any charge or lien thereon or which are or may be enforceable by proceedings thereagainst;

(viii) to take appropriate judicial proceedings for the foreclosure of this Mortgage and/or for the enforcement of the Mortgagee's rights hereunder or otherwise; recover judgment for any amount due in respect of the Credit Agreement, the Note, this Mortgage or any of the other Security Documents and collect the same out of any property of the Owner;

(ix) to sell the Vessel at public auction, free from any claim of or by the Owner of any nature whatsoever by first giving notice of the time and place of sale with a general description of the property in the following manner:

(a)	by publishing such notice for twenty (20) consecutive days in a daily newspaper of general circulation published in New York City and Panama City;
(b)	if the place of sale should not be New York City or Panama City, then also by publication of a similar notice in a daily newspaper, if any, published at the place of sale; and
(c)	by sending a similar notice by facsimile confirmed by registered mail to the Owner at its address hereinafter set forth at least twenty (20) days prior to the date of sale.

Such sale of the Vessel may be held at such place as the Mortgagee in such notices may have specified, or such sale may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale and without further notice or publication the Mortgagee may make such sale at the time and place to which the same shall be so adjourned; and such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage, and the Mortgagee may become the purchaser at such sale.

(x) pending sale of the Vessel (either directly or indirectly) to manage, charter, lease, insure, maintain and repair the Vessel and to employ or lay up the Vessel upon such terms, in such manner and for such period as the Mortgagee in its absolute discretion deems expedient and for the purpose aforesaid the Mortgagee shall be entitled to do all acts and things incidental or conducive thereto and in particular to enter into such arrangements respecting the Vessel, her insurance, management, maintenance, repair, classification and employment in all respects

16

as if the Mortgagee were the owner of the Vessel and without being responsible for any loss thereby incurred;

(xi) to recover from the Owner on demand any such losses as may be incurred by the Mortgagee in or about the exercise of the powers vested in the Mortgagee under Section 7(B)(x) above with interest thereon at the Default Rate from the date when such losses were incurred by the Mortgagee; and

(xii) to recover from the Owner on demand all expenses, payments and disbursements (including fees and expenses of counsel) incurred by the Mortgagee in or about or incidental to the exercise by it of any of the powers vested in it hereunder together with interest thereon at the Default Rate from the date when such expenses, payments or disbursements were incurred by it;

PROVIDED, ALWAYS, that any sale of the Vessel or any interest therein by the Mortgagee pursuant to Section 7(B)(ix) above shall operate to divest all right, title and interest of the Owner, its successors and assigns, in or to the Vessel so sold and upon such sale the purchaser shall not be bound to see or inquire whether the Mortgagee's power of sale has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Owner and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property, subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

(C)Notwithstanding the foregoing, it is understood that a Total Loss of the

Vessel which is covered by the insurance maintained by Owner pursuant to Section 5(B) hereof shall not be deemed to be a default under this Mortgage, the Credit Agreement, the Note, the other Security Documents, or any of them.

8. Application of Proceeds. The proceeds of any sale made either under the power of sale hereby granted to the Mortgagee or under a judgment or decree in any judicial proceedings for the foreclosure of this Mortgage or for the enforcement of any remedy granted to the Mortgagee hereunder, any net earnings arising from the management, charter or other use of the Vessel by the Mortgagee under any of the powers herein contained or by law provided and the proceeds of any and all Insurances and any claims for damages on account of the Vessel or the Owner of any nature whatsoever and any Requisition Compensation, shall be applied as follows:

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First:To the payment of all costs and expenses (together with interest thereon as hereinbefore provided) incurred by the Mortgagee, the Agents and/or the Lenders, including the reasonable compensation of their respective agents and attorneys, by reason of any sale, retaking, management or operation of the Vessel and all other sums payable to the Mortgagee, the Agents and/or the Lenders hereunder by reason of any expenses or liabilities incurred or advances made by it for the protection, maintenance and enforcement of the security or of any of its rights hereunder or in the pursuit of any remedy hereby conferred; and at the option of the Mortgagee to the payment of all taxes, assessments or liens claiming priority over the lien of this Mortgage;

Second:To the payment of the Obligations in the manner provided in the

Credit Agreement; and

Third:Any surplus thereafter remaining, to the Owner or to the Owner's successors in interest or assigns, or to whomsoever may be

lawfully entitled to receive the same.

In the event that the proceeds are insufficient to pay the amounts specified in paragraphs "First" and "Second" above, the Mortgagee shall be entitled to collect the balance from the Owner or any other person liable therefor.

9. No Waiver. No delay or omission of the Mortgagee to exercise any right or power vested in it under the Credit Agreement, the Note, this Mortgage, the other Security Documents or any of them shall impair such right or power or be construed as a waiver thereof or as acquiescence in any default by the Owner hereunder, nor shall the acceptance by the Mortgagee of any payments in connection with this Mortgage from any source be deemed a waiver hereunder. However, if at any time after an Event of Default and prior to the actual sale of the Vessel by the Mortgagee or prior to any foreclosure proceedings the Owner cures all Events of Default and pays all expenses, advances and damages to the Mortgagee consequent on such Events of Default, with interest at the Default Rate from the date when such expenses, advances and damages were incurred, then the Mortgagee may accept such cure and payment and restore the Owner to its former position, but such action shall not affect any subsequent Event of Default or impair any rights consequent thereon.

10. Delegation of Power. The Mortgagee shall be entitled at any time and as often as may be expedient to delegate all or any of the powers and discretions vested in it by this Mortgage (including the power vested in it by virtue of Section 12 hereof) in such manner and upon such terms and to such persons as the Mortgagee in its absolute discretion may deem advisable.

11.	Indemnity. Without prejudice to any other rights and remedies of the Mortgagee under the Credit Agreement, the Note, this Mortgage or any of the other Security 18

Documents, the Owner hereby agrees and undertakes to indemnify the Mortgagee against all obligations and liabilities whatsoever and whensoever arising which the Mortgagee may incur in good faith in respect of, in relation to or in connection with the Vessel or otherwise howsoever in relation to or in connection with the enforcement of the Mortgagee's rights hereunder or under any of the other Security Documents to which the Owner is a party.

12. Power of Attorney.

(A) The Owner hereby irrevocably appoints the Mortgagee as its attorney-in-fact for the duration of the Security Period to do in its name or in the name of the Owner all acts which the Owner, or its successors or assigns, could do in relation to the Vessel, including without limitation, to demand, collect, receive, compromise, settle and sue for (insofar as the Mortgagee lawfully may) all freights, hire, earnings, issues, revenues, income and profits of the Vessel, and all amounts due from underwriters under the Insurances as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due to the Owner or in respect of the Vessel, and to make, give and execute in the name of the Owner, acquittance, receipts, releases or other discharges for the same, whether under seal or otherwise, to take possession of, sell or otherwise dispose of or manage or employ, the Vessel, to execute and deliver charters and a bill of sale with respect to the Vessel, and to endorse and accept in the name of the Owner all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing. PROVIDED, HOWEVER, that, unless the context otherwise permits under this Mortgage, such power shall not be exercisable by or on behalf of the Mortgagee unless and until any Event of Default shall occur and shall not be exercisable after all defaults have been cured.

(B) The appearing parties hereby confer a special power of attorney with the right of substitution upon any member of the law firm of Patton, Moreno & Asvat lawyers at Capitol Plaza Building 8th Floor, Roberto Motta III Avenue, Costa del Este, the City of Panama, Republic of Panama and Seward & Kissel LLP, a law firm in the State of New York, empowering each of them to take all necessary steps to record this instrument of Mortgage in the appropriate registries of the Republic of Panama.

(C) The exercise of the power granted in this Section 12 by or on behalf of the Mortgagee shall not require any person dealing with the Mortgagee to conduct any inquiry as to whether any such Event of Default has occurred and is continuing, nor shall such person be in any way affected by notice that any such Event of Default has not occurred nor is continuing, and the exercise by the Mortgagee of such power shall be conclusive evidence of its right to exercise the same.

13. Appointment of Receiver. If any legal proceedings shall be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessel and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

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14. Commencement of Proceedings. The Mortgagee shall have the right to commence proceedings in the courts of any country having competent jurisdiction and in particular the Mortgagee shall have the right to arrest and take action against the Vessel at whatever place the Vessel shall be found lying and for the purpose of any action which the Mortgagee may bring before the local court for the jurisdiction of such court or other judicial authority and the Owner agrees that for the purpose of proceedings against the Vessel any writ, notice, judgment or other legal process or documents may be served upon the Master of the Vessel (or upon anyone acting as the Master) and that such service shall be deemed good service on the Owner for all purposes.

15. Partial Invalidity. In the event that any provision or provisions of this Mortgage shall be declared invalid, void or otherwise inoperative by any present or future court of competent jurisdiction in any country, the Owner will, without prejudice to any other right and remedy of the Mortgagee under the Credit Agreement, the Note, this Mortgage, the other Security Documents or any of them, execute and deliver such other and further instruments and do such things as in the opinion of the Mortgagee or its counsel will be necessary or advisable to carry out the true intent and spirit of this Mortgage. In any event, any such declaration of partial invalidity shall not affect the validity of any other provision or provisions of this Mortgage, or the validity of this Mortgage as a whole.

16. Cumulative Remedies. Each and every power and remedy in this Mortgage specifically given to the Mortgagee shall be in addition to every other power and remedy herein or in the Credit Agreement, the Note or the other Security Documents specifically given or now or hereafter existing at law, in equity, admiralty, or by statute, and each and every power and remedy whether specifically in this Mortgage or in the Credit Agreement, the Note or the other Security Documents given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any such power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy under the Credit Agreement, the Note, this Mortgage or any other Security Documents.

17. Recordation of Mortgage. The Mortgagee shall have the right and power to take all such action and execute and record in the Republic of Panama all such documents as may be required to register and maintain the registration as a valid first priority naval mortgage under the Laws of the Republic of Panama. For the purposes of recording this First Priority Naval Mortgage, as required by Law No.55 of 6th August, 2008 and other applicable legislation of the Republic of Panama, the maximum principal amount secured by this Mortgage is Fifty Two Million Three Hundred and Five Thousand Two Hundred and Thirty Eight and Thirteen Hundredths United States Dollars (US$52,305,238.13) (plus interest, expenses and other related fees as established in Art. 260 of Law No.55 of 6th August, 2008). The discharge amount is the same as the total amount and there is no separate discharge amount for the Vessel. The maturity date of the obligations secured by this mortgage is June 20, 2018.

18.	No Waiver of Preferred Status. Anything herein to the contrary notwithstanding, it is intended that nothing herein shall waive the preferred status of this 20

Mortgage under the laws of the Republic of Panama, the United States Ship Mortgage Act, 1920, as amended, inter alia, by Public Law 100-710 (46 USC Section 30101 et seq.) or under the corresponding provisions of any other jurisdiction in which it is sought to be enforced and that, if any provision or portion thereof herein shall be construed to waive the preferred status of this Mortgage, then such provision to such extent shall be void and of no effect.

19. Counterparts. This Mortgage may be executed in any number of counterparts each of which shall be an original but such counterparts shall together constitute but one and the same instrument.
20. Notices. Notices and other communications under this Mortgage shall be in writing and may be given by facsimile as follows:

If to the Owner -

DRY BULK AMERICAS LTD. 11 North Water Street

Suite 18290

Mobile, Alabama 36602

Attention: Chief Financial Officer Facsimile No.: (251) 243 9121

With a copy to:

INTERNATIONAL SHIPHOLDING CORPORATION

One Whitehall Street

New York, New York 10004

Attention: Niels M. Johnsen

Facsimile No.: (212) 514-5692

If to the Mortgagee -

ING BANK N.V. London branch 60 London Wall London EC2M 5TQ England

Facsimile No.:   +44 207 767 7252

Telephone No.:  +44 207 767 1112

Email: ABF.Infra.Portfolio.Management@uk.ing.com

Attention: Graham Wallden

With a copy to:

Facsimile No.: +44 207 767 7324 21

Telephone No.: +44 207 767 6522

Email: ian.tofts@uk.ing.com

Attention: Ian Tofts, Loan Operations

or to such other address as either party shall from time to time specify in writing to the other. Any notice sent by facsimile shall be confirmed by letter dispatched as soon as practicable thereafter.

Every notice or other communication shall, except so far as otherwise expressly provided by this Mortgage, be deemed to have been received (provided that it is received prior to 3 p.m. London time; otherwise it shall be deemed to have been received on the next following Banking Day ), in the case of a facsimile at the time of dispatch thereof (provided further that if the date of dispatch is not a Banking Day in the locality of the party to whom such notice or demand is sent it shall be deemed to have been received on the next following Banking Day in such locality), and in the case of a letter, at the time of receipt thereof.

21. Rights of Owner. Unless one or more Events of Default shall have occurred and be continuing, the Owner (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, equipment or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, equipment or any other appurtenances of substantially equal value to the Owner, which shall forthwith become subject to the lien of this Mortgage.

22. Waiver; Amendment. None of the terms and conditions of this Mortgage may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Owner and the Mortgagee.

23. Successors and Assigns. All the covenants, promises, stipulations and agreements of the Owner and all the rights and remedies of the Mortgagee contained in this Mortgage shall bind the Owner, its successors and assigns, and shall inure to the benefit of the Mortgagee, its successors and assigns, whether so expressed or not.

24. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Republic of Panama.

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25. Headings. In this Mortgage, section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Mortgage.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the Owner has executed, and the Mortgagee has accepted, this Mortgage by their duly authorized representatives on the day and year first above written.

DRY BULK AMERICAS LTD., as Owner

By:_________________________________________________________________________________

Name: Ian Duthie Title: Attorney-in-Fact

Acceptance

ING BANK N.V., London branch as Mortgagee

By: _________________________________________________________________________________

Name: Caleb Canas Title: Attorney-in-Fact

NOTARIAL CERTIFICATION

STATE OF NEW YORK )

: ss:

COUNTY OF NEW YORK )

On this 10th day of June, 2015, before me personally appeared Ian Duthie, to me known, who, being by me duly sworn, did depose and say that he resides at One Whitehall Street, New York, New York 10004; that he is an Attorney-in-Fact of Dry Bulk Americas Ltd.; and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of Dry Bulk Americas Ltd.

Notary Public

NOTARIAL CERTIFICATION

STATE OF NEW YORK )

: ss:

COUNTY OF NEW YORK )

On this 10th day of June, 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared Caleb Canas, personally known to me or proved to be on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as his free act and deed, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Public

Exhibit A

Credit Agreement

Exhibit B

EXHIBIT H

ASSIGNMENT, ASSUMPTION, AMENDMENT AND RESTATEMENT OF FIRST
PREFERRED MORTGAGE

on the

Marshall Islands Flag Vessel
EGS CREST

in favor of

ING BANK N.V., London branch,
as Security Trustee,
as Mortgagee

Dated as of June 10, 2015

THIS ASSIGNMENT, ASSUMPTION, AMENDMENT AND RESTATEMENT OF FIRST PREFERRED MORTGAGE (this “Mortgage”) is made and given this 10th day of June, 2015 by and among (i) EAST GULF SHIPHOLDING, INC., a corporation incorporated under the laws of the Republic of the Marshall Islands, as the former owner and as assignor (the “Assignor”) and (ii) DRY BULK AMERICAS LTD., a corporation incorporated under the laws of the British Virgin Islands, with offices at 11 North Water Street, Suite 18290, Mobile, Alabama 36602 and duly qualified as a foreign maritime entity under the laws of the Republic of the Marshall Islands, as assignee and as the new owner (the "Owner") in favor of ING BANK N.V., London branch (“ING”), a banking corporation organized and existing under the laws of the Netherlands, with offices at 60 London Wall, London EC2M 5TQ, England, as security trustee (hereinafter, in such capacity, called the "Mortgagee") for the Lenders (as such term is defined in the Credit Agreement (as hereinafter defined)), pursuant to the terms of the Credit Agreement.

WHEREAS:

A. The Assignor has executed and delivered a First Preferred Mortgage dated January 5, 2011 (the “Mortgage”) in favor of the Security Trustee, covering the whole of the vessel EGS CREST Official No. 4003, of 23,054 gross tons, 11,349 net tons, built in 2011 (the “Vessel”); and registered and documented in the name of the Assignor under the laws and flag of the Republic of the Marshall Islands.

B. The Mortgage was recorded with the Office of the Maritime Administrator of the Republic of the Marshall Islands (the “Maritime Administrator’s Office”) on January 5, 2011 at 5:54 P.M., E.S.T. at New York, New York (January 6, 2011 at 7:54 A.M. K.S.T.) in Book PM 22 at Page 39 in the amount of US$55,200,000 (exclusive of interest, expenses and fees) and interest and performance of mortgage covenants.

C. The Mortgage was given to secure the payment and performance of the Assignor of its obligations under that certain credit agreement dated as of August 2, 2010 as amended by an amendment no. 1, dated as of September 19, 2013, an amendment no. 2, dated as of November 4, 2014, an amendment no. 3, dated as of November 17, 2014 and an amendment no. 4, dated as of April 20, 2015 (as amended, the “Original EGS Agreement”) made by and among (i) the Assignor, as borrower, (ii) INTERNATIONAL SHIPHOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as guarantor (the “Guarantor”), (iii) the banks and financial institutions listed on Schedule I thereto, as lenders (the “Lenders”), (iv) ING as facility agent for the Lenders (in such capacity the “Facility Agent”) and (v) ING as security trustee for the Lenders (in such capacity the “Security Trustee”).

D. The Owner had entered into that certain credit agreement dated as of June 20, 2011, as amended by an amendment no. 1, dated as of September 19, 2013, an amendment no. 2, dated as of November 4, 2014, an amendment no. 3, dated as of November 17, 2014, and an amendment no. 4, dated as of April 20, 2015 (as amended, the “Original Dry Bulk Agreement” and together with the Original EGS Agreement, the “Original Agreements”) made by and among (i) the Owner and Dry Bulk Australia Ltd., as joint and several borrowers (the “Borrowers”), (ii) the Guarantor, (iii) the banks and financial institutions listed on Schedule I thereto, as lenders and (iv) the Agents (as defined in the Original Dry Bulk Agreement).

E. The Assignor has transferred, through a bill of sale dated June 8, 2015, the Vessel to the Owner.

F. In connection with the transfer of the Vessel described in (E) above and pursuant to the request of the Assignor, the Creditors (as defined in the Original Agreements) have agreed to release the Assignor from its obligations and liabilities under, inter alia, the Original EGS Agreement and to the assumption by the Borrowers of the obligations of the Assignor to the Creditors under the Original EGS Agreement and the finance documents in connection therewith.

G. Pursuant to an assignment, assumption, amendment and restatement of the senior secured term loan facility agreement dated as of June 10, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”, a copy of the form of the Credit Agreement, without schedules or exhibits other than Schedule I is annexed hereto as Exhibit A) made by and among, inter alios, (1) the Borrowers, (2) the Guarantor, (3) the Lenders. (4) the Facility Agent and (5) the Security Trustee, the Assignor has assigned all of its rights and obligations as borrower under the Original EGS Agreement to the Borrowers, the Security Trustee has agreed to serve in such capacity under the Credit Agreement and the Lenders have agreed to maintain a secured term loan facility in the amount of up to Fifty Two Million Three Hundred and Five Thousand Two Hundred and Thirty Eight and Thirteen Hundredths United States Dollars (US$52,305,238.13) (the “Loan”) to the Borrowers. The obligation of the Borrowers to repay the Loan under the Credit Agreement being evidenced by a promissory note dated June 10, 2015 from the Borrowers to the order of the Facility Agent (the “Note”), a copy of the form of the Note being attached hereto as Exhibit B. The Loan, and interest, fees and commissions thereon are to be repaid or paid, as the case may be, as provided in the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meaning when used herein.

H. Pursuant to Section 17 of the Credit Agreement, the Lenders have appointed the Mortgagee as facility agent and security trustee on their behalf with regard to, inter alia, the security conferred on such Lenders pursuant to the Credit Agreement, the Note and the Security Documents.

I. The Assignor desires to assign and transfer its obligations in and under the Mortgage, as amended and restated by this Agreement, to the Owner and the Owner, as assignee desires to accept such assignment and transfer.

J. The parties desire to amend and restate the provisions of the Mortgage in accordance with the terms and conditions set forth herein to reflect the changes to the Original Agreements set forth in the Credit Agreement.

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K.The Owner, in order to secure the payment of the Obligations, as that term is defined in subsection 1(A)(iv) hereof, and to secure the performance and observance of and compliance with all the covenants, terms and conditions in the Credit Agreement and in this Mortgage contained, expressed or implied, to be performed, observed and complied with by and on the part of the Owner, has duly authorized the execution and delivery of this First Preferred Mortgage under and pursuant to Chapter 3 of the Maritime Act 1990 of the Republic of Marshall Islands, as amended (the “Maritime Law”).

IT IS AGREED that in consideration of the foregoing, (i) the Assignor hereby transfers and assigns, absolutely sets over and delivers to the Owner, all of its obligations under the Mortgage, as amended and restated by this Agreement, (ii) the Owner hereby accepts such assignment and transfer and (iii) the Mortgage is amended and restated in its entirety as follows:

N O W, T H E R E F O R E, T H I S M O R T G A G E W I T N E S S E T H:

1.Definitions: In this Mortgage, unless the context otherwise requires:

(A)(i)"Classification Society" means the member of the International

Association of Classification Societies with whom the Vessel is entered and who conducts periodic physical surveys and/or inspections of the Vessel;

(ii)

"Earnings" includes all freight, hire and passage moneys, compensation payable in event of requisition of the Vessel for hire, remuneration for salvage and towage services, demurrage and detention moneys and any other earnings whatsoever payable and belonging to the Owner due or to become due in respect of the Vessel at any time during the Security Period;

(iii)

"Insurances" includes all policies and contracts of insurance and all entries of the Vessel in a protection and indemnity or war risks association or club which are from time to time taken out or entered into pursuant to this Mortgage in respect of the Vessel and its Earnings or otherwise howsoever in connection with the Vessel;

(iv)

“Obligations" means the obligations of the Borrowers or the Guarantor under or in connection with the Credit Agreement, the Note, this Mortgage and any other Security Document, including but not limited to the obligations to repay the Loan when due;

(v)	"Person" means an individual, corporation, limited partnership, general partnership, syndicate, joint venture, association, trust, unincorporated organization, trustee or other legal representative;

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(vi) "Requisition Compensation" means all moneys or other compensation payable and belonging to the Owner during the Security Period by reason of requisition for title or other compulsory acquisition of the Vessel or otherwise than by requisition for hire;

(vii) "Security Documents" when used herein shall have the same meaning as in the Credit Agreement;

(viii) "Security Period" means the period commencing on the date hereof and terminating upon discharge of the security created by this Mortgage by payment in full of the Obligations;

(ix) "Total Loss" means:

(a)	actual, constructive or compromised or arranged total loss of the Vessel;
(b)	requisition for title or other compulsory acquisition of the Vessel (otherwise than by requisition for hire) which shall continue for thirty (30) days; or
(c)

capture, seizure, arrest, detention or confiscation of the Vessel by any government or by persons acting or purporting to act on behalf of any government unless the Vessel be released and restored to the Owner from such capture, seizure, arrest, detention or confiscation within thirty (30) days after the occurrence thereof; and

(x)"Vessel" means the whole of the vessel described in Recital A hereof and includes its engines, machinery, boats, boilers, masts, rigging, anchors, chains, cables, apparel, tackle, outfit, spare gear, fuel, consumable or other stores, freights, belongings and appurtenances, whether on board or ashore, whether now owned or hereafter acquired, and all additions, improvements and replacements hereafter made in or to said vessel, or any part thereof, or in or to the stores, belongings and appurtenances aforesaid except such equipment or stores which, when placed aboard said vessel, do not become the property of the Owner.

(B)In Section 5(B) hereof:

(i)"excess risks" means the proportion of claims for general average and salvage charges and under the ordinary running-down clause not recoverable in consequence of the value at which a vessel is assessed for the purpose of such claims exceeding her insured value;

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(ii)

"protection and indemnity risks" means the usual risks covered by a United States or an English or another protection and indemnity association or club acceptable to the Mortgagee including the proportion not recoverable in case of collision under the ordinary running-down clause; and

(iii)	"war risks" means the risk of mines and all risks excluded from the standard form of United States marine policy by the War, Strikes and Related Exclusion Clause.

(C)This Mortgage shall be read together with the Credit Agreement but in case of any conflict between the two, the provisions of this Mortgage shall prevail.

2.Assignment and Assumption of Mortgage, Grant of Mortgage;

Representations and Warranties.

2.1The Assignor hereby assigns and transfers unto the Owner, its successors and assigns, all of its rights and obligations in and under the Mortgage, and the Assignee accepts, assumes and agrees to such assignment and transfer.

2.2In consideration of the premises and of other good and valuable consideration, the receipt and adequacy whereof are hereby acknowledged, and in order to secure the payment of the Obligations and to secure the performance and observance of and compliance with the covenants, terms and conditions in the Credit Agreement, the Note, this Mortgage and the other Security Documents contained, the Owner has granted, conveyed and mortgaged and does by these presents grant, convey and mortgage to and in favor of the Mortgagee, its successors and assigns, the whole of the Vessel TO HAVE AND TO HOLD the same unto the Mortgagee, its successors and assigns, forever, upon the terms set forth in this Mortgage for the enforcement of the payment of the Obligations and to secure the performance and observance of and compliance with the covenants, terms and conditions in this Mortgage, the Credit Agreement, the Note and the other Security Documents contained;

PROVIDED, ONLY, and the conditions of these presents are such that, if the Owner and/or its successors or assigns shall pay or cause to be paid to the Lenders, their respective successors and assigns, the Obligations as and when the same shall become due and payable in accordance with the terms of this Mortgage, the Credit Agreement, the Note and the other Security Documents and shall perform, observe and comply with all and singular of the covenants, terms and conditions in this Mortgage, the Credit Agreement, the Note and the other Security Documents contained, expressed or implied, to be performed, observed or complied with by and on the part of the Owner or its successors or assigns, all without delay or fraud and according to the true intent and meaning hereof and thereof, then, these presents and the rights of the Mortgagee under this Mortgage shall cease and determine and, in such event, the Mortgagee agrees by accepting this Mortgage, at the expense of the Owner, to execute all such documents as

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the Owner may reasonably require to discharge this Mortgage under the laws of the Republic of the Marshall Islands; otherwise to be and remain in full force and effect.

2.3 The Owner hereby represents and warrants to the Mortgagee that:

(A) the Owner is a corporation duly organized and validly existing under the laws of the British Virgin Islands and the Owner is duly qualified as a foreign maritime entity in good standing under the laws of the Republic of the Marshall Islands;

(B) the Owner lawfully owns the whole of the Vessel free from any security interest, debt, lien, mortgage, charge, encumbrance or other adverse interest, other than the encumbrance of this Mortgage and except as permitted by Section 5(N) hereof; and

(C) the Vessel is tight, staunch and strong and well and sufficiently tackled, appareled, furnished and equipped and in all respects seaworthy.
3. Payment of Obligations. The Owner hereby further covenants and agrees to pay the Obligations when due to the Mortgagee or its successors or assigns.
4. Covenants Regarding Security Granted Hereunder. It is declared and agreed that:

(A) The security created by this Mortgage shall be held by the Mortgagee as a continuing security for the payment of the Obligations and that the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the amount hereby secured.

(B) Any settlement or discharge under this Mortgage between the Mortgagee and the Owner shall be conditional upon no security or payment to the Mortgagee or the Lenders, related to or which reduces the obligations secured hereby, by the Owner or any other person being avoided or set-aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or liquidation for the time being in force, and if such condition is not satisfied, the Mortgagee shall be entitled to recover from the Owner on demand the value of such security or the amount of any such payment as if such settlement or discharge had not occurred.

(C) The rights of the Mortgagee under this Mortgage and the security hereby constituted shall not be affected by any act, omission, matter or thing which, but for this provision, might operate to impair, affect or discharge such rights and security, including without limitation, and whether or not known to or discoverable by the Owner, the Mortgagee or any other person:

(i) any time or waiver granted to, or composition with, either of the Borrowers or any other person; or

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(ii) the taking, variation, compromise, renewal or release of or refusal or neglect to perfect or enforce any rights, remedies or securities against either of the Borrowers or any other person; or
(iii) any legal limitation, disability, dissolution, incapacity or other circumstances relating to either of the Borrowers or any other person; or
(iv) any amendment or supplement to the Credit Agreement, the Note or any of the Security Documents; or
(v) the unenforceability, invalidity or frustration of any obligations of either of the Borrowers or any other person under the Credit Agreement, the Note or any of the Security Documents.

(D) The Owner acknowledges and agrees that it has not received any security from any person for the granting of this Mortgage and it will not take any such security without the prior written consent of the Mortgagee, and the Owner will hold any security taken in breach of this provision in trust for the Mortgagee.

(E) Until the Obligations have been unconditionally and irrevocably paid and discharged in full to the satisfaction of the Mortgagee, the Owner shall not by virtue of any payment made under the Credit Agreement, the Note or this Mortgage on account of such moneys and liabilities or by virtue of any enforcement by the Mortgagee of its right under or the security constituted by this Mortgage:

(i) be entitled to exercise any right of contribution from any co-surety liable in respect of such moneys and liabilities under any other guarantee, security or agreement; or
(ii) exercise any right of set-off or counterclaim against any such co-surety; or
(iii) receive, claim or have the benefit of any payment, distribution, security or indemnity from any such co-surety; or
(iv) unless so directed by the Mortgagee (which the Owner shall prove in accordance with such directions), claim as a creditor of any such co-surety in competition with the Mortgagee.

The Owner shall hold in trust for the Mortgagee and forthwith pay or transfer (as appropriate) to the Mortgagee any such payment (including an amount equal to any such set-off), distribution or benefit of such security, indemnity or claim in fact received by it.

(F)The Owner hereby irrevocably subordinates all of its rights of subrogation

(whether contractual, statutory, under common law or otherwise) to the claims of the Mortgagee

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against any person and all contractual, statutory or common law rights of contribution, reimbursement indemnification and similar rights and claims against any person which arise in connection with, or as a result of, the Credit Agreement or this Mortgage until full and final payment of all of the Obligations.

5. Affirmative Covenants and Insurances. The Owner further covenants with the Mortgagee and undertakes at all times throughout the Security Period:

(A) to maintain its existence in good standing as a foreign maritime entity of the Republic of the Marshall Islands and to maintain a registered office as required by the laws of the Republic of the Marshall Islands;

(B) (i) to insure and keep the Vessel insured or cause or procure the Vessel to be insured and to be kept insured at no expense to the Mortgagee (or, with regard to the insurance cover described in (d) below, to reimburse the Mortgagee therefor) in regard to:

(a)	all risks hull and machinery (including excess risks);
(b)	war risks (including war protection and indemnity liability) covering, inter alia, the perils of confiscation, expropriation, nationalization, seizure and blocking;
(c)	protection and indemnity risks (including pollution risks); and
(d)	Mortgagee's interest including mortgagee’s interest additional perils (pollution) risks;

(ii) with respect to the Vessel, to effect the Insurances aforesaid or to cause or procure the same to be effected:

(a)

in the cases of the Insurances referred to in sub-sections (i) (a), (b) and (d) above, (x) in such amounts as shall be at least equivalent to the higher of (I) the Fair Market Value (as such term is defined in the Credit Facility) of the Vessel and (II) One Hundred Twenty-Five percent (125%) of the outstanding amount of the Loan , and all such insurance shall be payable in lawful money of the United States of America, and (y) upon such terms (including provisions as to named insureds and loss payees and prior notice of cancellation) and with such deductibles as shall from time to time be approved by the Mortgagee;

(b)

in the case of the protection and indemnity Insurances referred to in subsection (i)(c) above payable in lawful money of the United States of America, to the full extent commercially available and to include provisions as to loss payees and prior notice of cancellation in form and substance satisfactory to the Mortgagee; and

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(c)with first class insurance companies, underwriters and protection and indemnity associations or clubs as shall from time to time be approved by the Mortgagee (hereinafter called "the Insurers");

(iii) to renew all such Insurances or cause or procure the same to be renewed before the relevant policies or contracts expire and to procure that the Insurers or the firm of insurance brokers referred to herein below shall promptly confirm in writing to the Mortgagee as and when each such renewal is effected;

(iv) to procure concurrently with the execution hereof and thereafter at intervals of not more than twelve (12) calendar months, a detailed report from a firm of independent marine insurance brokers, appointed by the Owner and acceptable to the Mortgagee, with respect to the Insurances together with their opinion to the Mortgagee that the Insurances comply with the provisions of this Section 5(B), such report and opinion to be addressed and delivered promptly to the Mortgagee and the costs of such report and opinion to be for the account of the Owner;

(v) to cause the said independent marine insurance brokers or the Insurers to agree to use reasonable efforts to advise the Mortgagee promptly of any failure to renew any of the Insurances and of any default in payment of any premium and of any other act or omission on the part of the Owner of which they have knowledge and which might, in their opinion, invalidate or render unenforceable, or cause the lapse of or prevent the renewal or extension of, in whole or in part, any Insurances on the Vessel;

(vi) to cause the said independent marine insurance brokers to agree to mark their records and to use their best efforts to promptly advise the Mortgagee that such Insurances have been renewed or replaced with new insurance which complies with the provisions of this Section 5(B);

(vii) duly and punctually to pay or to cause duly and punctually to be paid all premiums, calls, contributions or other sums payable in respect of all such Insurances, to produce or to cause to be produced all relevant receipts when so required by the Mortgagee and duly and punctually to perform and observe or to cause duly and punctually to be performed and observed any other obligations and conditions under all such Insurances;

(viii) to execute or use reasonable efforts to cause to be executed such guarantees as may from time to time be required by any relevant protection and indemnity association or club;

(ix) to procure that all policies, binders, cover notes or other instruments of the Insurances referred to in subsections (i)(a) and (b) above shall be taken out in the name of the Owner, with the Mortgagee as an additional assured, the Owner to ensure that the Mortgagee is not liable for any premiums thereby, as its or their respective interests may appear, and shall incorporate a loss payable clause naming the Mortgagee as loss payee prepared in compliance

9

with the terms of this Mortgage and such loss payable clause to be in any event in form and substance acceptable to the Mortgagee and all policies, binders, cover notes or other instruments referred to in subsection (i) shall provide (a) for prompt notice to be given to the Mortgagee before cancellation of insurance for any reason whatsoever and for a waiver of liability for payment of premiums as to the Mortgagee; provided, however, that unless otherwise required by the Mortgagee by notice to the underwriters, although all losses under such Insurances are payable to the Mortgagee, in case of any such losses involving any damage to the Vessel the underwriters may pay direct for the repair, salvage and other charges involved or, if the Owner shall have first fully repaired the damage or paid all of the salvage and other charges, may pay the Owner as reimbursement therefor, provided, further, however, that if such damage involves a loss in excess of US$500,000, or its equivalent, the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee and (b) in the event that the Vessel shall be insured under any form of fleet cover, undertakings that the brokers, underwriters, association or club (as the case may be) will not set off claims relating to the Vessel against premiums, calls or contributions in respect of any other vessel or other insurance and that the insurance cover of the Vessel will not be cancelled by reason of non-payment of premiums, calls or contributions relating to any other vessel or other insurance;

(x) to procure that all entries, policies, binders, cover notes or other instruments of the Insurances referred to in sub-section (i)(c) above incorporate a loss payable clause naming the Mortgagee as loss payee prepared in compliance with the terms of this Mortgage and such loss payable clause to be in any event in form and substance acceptable to the Mortgagee and shall provide for prompt notice to be given to the Mortgagee before cancellation of insurance for any reason whatsoever and for a waiver of liability for payment of premiums, backcalls and assessments as to the Mortgagee, it being agreed that although such insurance is payable to the Mortgagee so long as no Event of Default has occurred and is continuing under this Mortgage, any loss payments under any such insurance on the Vessel may be paid directly to the Owner to reimburse it for any loss, damage or expenses incurred by it and covered by such insurance or to the person to whom any liability covered by such insurance has been incurred;

(xi) to procure that originals or photocopies of all such instruments of Insurances as are referred to in sub-sections (ix) and (x) above shall be from time to time deposited with the Mortgagee after receipt by the Owner thereof and that the Insurers shall, if so requested by the Mortgagee, furnish the Mortgagee with a letter or letters of undertaking in such form as may be reasonably required by the Mortgagee in respect of such Insurances;

(xii) not to change any terms of any Insurances or suffer them to be changed, or change underwriters of any Insurances or suffer them to be changed, without the Mortgagee's prior written approval;

(xiii) not to employ the Vessel or suffer the Vessel to be employed otherwise than in conformity with the terms of all policies, binders, cover notes or other instruments of the Insurances (including any warranties express or implied therein) without first obtaining the written consent of the Insurers to such employment (if required by such Insurers) and complying

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with such requirements as to extra premiums or otherwise as the Mortgagee and/or the Insurers may prescribe; and

(xiv) to do all things necessary and proper, and execute and deliver all documents and instruments to enable the Mortgagee to collect or recover any moneys to become due the Mortgagee in respect of the Insurances.

(C) To keep and to cause to be kept the Vessel in a good and efficient state of repair so as to maintain her present class with its Classification Society and so as to comply with the provisions of all laws, regulations and requirements (statutory or otherwise) from time to time applicable to vessels registered under the laws of the Republic of the Marshall Islands, to procure that the Vessel’s Classification Society make available to the Security Trustee, upon its request, such information and documents in respect of the Vessel as are maintained in the records of such Classification Society, and to procure that all repairs to or replacements of any damaged, worn or lost parts or equipment be effected in such manner (both as regards workmanship and quality of materials) as not to diminish the value of the Vessel;

(D) To submit or to cause the Vessel to be submitted on a timely basis to such periodic or other surveys as may be required for classification purposes and, if requested by the Mortgagee, to supply or to cause to be supplied to the Mortgagee copies of all survey and inspection reports and confirmations of class issued in respect thereof;

(E) To permit the Mortgagee, by surveyors or other persons appointed by it in its behalf, to board the Vessel at all reasonable times for the purpose of inspecting her condition or for the purpose of satisfying themselves in regard to proposed or executed repairs and to afford or to cause to be afforded all proper facilities for such inspections, provided that such inspections will cause no undue delay to the Vessel;

(F) (i) To pay and discharge or to cause to be paid and discharged all debts, damages and liabilities whatsoever which have given or may give rise to maritime or possessory liens on or claims enforceable against the Vessel except to the extent permitted by Section 5(N) hereof and (ii) in event of arrest of the Vessel pursuant to legal process or in event of her detention in exercise or purported exercise of any such lien as aforesaid to procure the release of the Vessel from such arrest or detention within fifteen (15) days of receiving notice thereof by providing bail or otherwise as the circumstances may require;

(G) Not to employ the Vessel or suffer her employment in any trade or business which is forbidden by any applicable laws or is otherwise illicit or in carrying illicit or prohibited goods or in any manner whatsoever which may render her liable to condemnation or to destruction, seizure or confiscation and in event of hostilities in any part of the world (whether war be declared or not), not to employ the Vessel or suffer her employment in carrying any contraband goods or to enter or trade to any zone which is declared a war zone by any government or by the Vessel's War Risks Insurers unless the required extra war risk insurance cover has been obtained for the Vessel;

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(H) Promptly to furnish or to use its best efforts to cause promptly to be furnished to the Mortgagee all such information as the Mortgagee may from time to time reasonably request regarding the Vessel, her employment, position and engagements, particulars of all towages and salvages and copies of all charters and other contracts for her employment or otherwise howsoever pertaining to the Vessel;

(I) Promptly after learning of the same to notify or cause to be notified the Mortgagee forthwith in writing of:

(i) any accident to the Vessel involving repairs the cost whereof will or is likely to exceed US$500,000 (or the equivalent in any other currency);
(ii) any occurrence in consequence whereof the Vessel has become or is likely to become a Total Loss;

(iii) any material requirement or recommendation made by any Insurer or Classification Society or by any competent authority which is not complied with in accordance with reasonable commercial practices;

(iv) any arrest of the Vessel or the exercise or purported exercise of any lien on the Vessel or her Earnings; and
(v) any occurrence of circumstances forming the basis of an Environmental Claim.

(J) To keep or to cause to be kept proper books of account of the Owner in respect of the Vessel and her Earnings and, if requested by the Mortgagee, to make or to cause to be made such books available for inspection on behalf of the Mortgagee and furnish or cause to be furnished satisfactory evidence that the wages and allotments and the insurance and pension contributions of the Master and crew are being regularly paid and that all deductions from crew's wages in respect of any tax liability are being properly accounted for and that the Master has no claim for disbursements other than those incurred by him in the ordinary course of trading on the voyage then in progress;

(K) To assign and provide that Requisition Compensation is applied in accordance with Section 8 hereof as if received in respect of the sale of the Vessel;

(L) Not, without the previous consent in writing of the Mortgagee, to put the Vessel or suffer her to be put into the possession of any person for the purpose of work being done upon her other than routine drydockings and ordinary maintenance in an amount exceeding or likely to exceed US$500,000 (or the equivalent in any other currency) unless such work is fully covered by insurance, subject to applicable deductibles satisfactory to the Mortgagee, or unless such person shall first have given to the Mortgagee and on terms satisfactory to it a written undertaking not to exercise any lien on the Vessel or her Earnings for the cost of such work or otherwise;

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(M) To keep the Vessel duly registered under the laws and regulations of the Republic of the Marshall Islands;

(N) To keep and to cause the Vessel to be kept free and clear of all liens, charges, mortgages and encumbrances except in favor of the Mortgagee, and except for crew's wages remaining unpaid in accordance with reasonable commercial practices or for collision or salvage, liens in favor of suppliers of necessaries or other similar liens arising in the ordinary course of its business, accrued for not more than thirty (30) days (unless any such lien is being contested in good faith and by appropriate proceedings or other acts and the Owner shall have set aside on its books adequate reserves with respect to such lien and so long as such deferment in payment shall not subject the Vessel to forfeiture or loss) or liens for loss, damage or expense which are fully covered by insurance, subject to applicable deductibles satisfactory to the Mortgagee, or in respect of which a bond or other security has been posted by or on behalf of the Owner with the appropriate court or other tribunal to prevent the arrest or secure the release of the Vessel from arrest, and not, except in favor of the Mortgagee, to pledge, charge, assign or otherwise encumber (in favor of any person other than the Mortgagee) her Insurances, Earnings or Requisition Compensation or to suffer the creation of any such pledge, charge, assignment or encumbrance as aforesaid to or in favor of any person other than the Mortgagee;

(O) Not, without the previous consent in writing of the Mortgagee (and then only subject to such terms and conditions as the Mortgagee may impose), to sell (otherwise than on an arm’s length basis), abandon or otherwise dispose of the Vessel or any interest therein;

(P) To pay promptly to the Mortgagee all moneys (including reasonable fees of counsel) whatsoever which the Mortgagee shall or may expend, be put to or become liable for, in or about the protection, maintenance or enforcement of the security created by this Mortgage or in or about the exercise by the Mortgagee of any of the powers vested in it hereunder and to pay interest thereon at the Default Rate from the date whereon such expense or liability was incurred by the Mortgagee;

(Q) To comply with all declaration and reporting requirements imposed by the protection and indemnity club or insurers including, without limitation, the quarterly declarations required by the U.S. Oil Pollution Section 20/2/91, and to pay all premiums required to maintain in force the necessary U.S. Oil Pollution Cover;

(R) To comply with and satisfy all the requisites and formalities established by the laws of the Republic of the Marshall Islands to perfect this Mortgage as a legal, valid and enforceable first and preferred lien upon the Vessel and to furnish to the Mortgagee from time to time such proofs as the Mortgagee may request for its satisfaction with respect to the compliance by the Owner with the provisions of this Section 5(R);

(S) Not without the previous consent of the Mortgagee in writing, which consent shall not be unreasonably withheld, to let the Vessel or permit the Vessel to be let on demise charter for any period;

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(T) To place or to cause to be placed and at all times and places to retain or to cause to be retained a properly certified copy of this Mortgage on board the Vessel with her papers and cause this Mortgage to be exhibited to any and all persons having business with the Vessel which might give rise to any lien thereon other than liens for crew's wages and salvage, and to any representative of the Mortgagee on demand; and to place and keep or to cause to be placed and kept prominently displayed in the chart room and in the Master's cabin of the Vessel a framed printed notice in plain type in English of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, reading as follows:

"NOTICE OF MORTGAGE

This Vessel is owned by DRY BULK AMERICAS LTD., and is subject to a first preferred mortgage (the "First Mortgage") in favor of ING BANK N.V., London branch, as security trustee, under the authority of Chapter 3 of the Maritime Act 1990 of the Republic of the Marshall Islands, as amended. Under the terms of the said First Mortgage, neither the Owner nor any charterer nor the Master of this Vessel nor any other person has any power, right or authority whatever to create, incur or permit to be imposed upon this Vessel any lien or encumbrance except for crew's wages and salvage."

6. Mortgagee's Right to Cure. Without prejudice to any other rights of the Mortgagee hereunder:

(i) in the event that the provisions of Section 5(B) hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not obligated, to effect and thereafter to replace, maintain and renew all such Insurances upon the Vessel as it in its sole discretion may deem advisable;

(ii) in the event that the provisions of Section 5(C) and/or 5(D) hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not obligated, to arrange for the carrying out of such repairs and/or surveys as it deems expedient or necessary; and

(iii) in the event that the provisions of Section 5(F) hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not obligated, to pay and discharge all such debts, damages and liabilities as are therein mentioned and/or to take any such measures as it deems expedient or necessary for the purpose of securing the release of the Vessel;

Any and all expenses incurred by the Mortgagee (including fees of counsel) in respect of its performances under the foregoing subsections (i), (ii) and (iii) shall be paid by the Owner on demand, with interest thereon at the rate

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provided for in Section 5(P) hereof from the date when such expenses were incurred by the Mortgagee.

7.Events of Default and Remedies.

(A) In case any one or more of the following events herein termed an “Event of Default” shall occur and shall not have been received:

(i) a default in the payment when due of all or any part of the Obligations;
(ii)	an Event of Default stipulated in Section 8.1 of the Credit Agreement shall occur and be continuing;
(iii)

a default by the Owner occurs in the due and punctual observance of any of the covenants contained in subsections (B) (other than subclauses (iii), (iv), (vi) and (xi) thereof), (F), (G), (I), (K), (L), (M), (N), (O), (Q), (R), (S), or (T) of Section 5 of this Mortgage; or

(iv)

a default by the Owner occurs in the due and punctual observance of any of the covenants contained in subsections (A), (C), (D), (E), (H), (J), or (P) or subclauses (iii), (iv), (vi) or (xi) of subsection (B) of Section 5 of this Mortgage and such default continues unremedied for the shorter of (1) a period of fifteen (15) days after written notice thereof has been given to the Owner or (2) a period of thirty (30) days from the date of such default; or

(v)

it becomes impossible or unlawful for the Owner to fulfill any of the covenants and obligations contained in this Mortgage and the Mortgagee considers that such impossibility or illegality will have a material adverse effect on its rights under this Mortgage or the enforcement thereof.

(B) If any Event of Default shall occur, the Mortgagee shall be entitled:

(i) to demand payment by written notice of the Obligations, whereupon such payment shall be immediately due and payable, anything contained in the Credit Agreement, the Note, this Mortgage or any of the other Security Documents to the contrary notwithstanding and without prejudice to any other rights and remedies of the Mortgagee under the Credit Agreement, the Note, this Mortgage or any of the other Security Documents, provided, however, that if, before any sale of the Vessel, all defaults shall have been remedied in a manner satisfactory to the Mortgagee, the Mortgagee may waive such defaults by written notice to the Owner; but no such waiver shall extend to or affect any subsequent or other default or impair any rights and remedies consequent thereon;

(ii)	at any time and as often as may be necessary to take any such action as the Mortgagee may in its discretion deem advisable for the purpose of protecting the 15 security created by this Mortgage and each and every expense or liability (including reasonable fees of counsel) so incurred by the Mortgagee in or about the protection of such security shall be repayable to it by the Owner promptly after demand, together with interest thereon at the Default Rate from the date when such expense or liability was incurred by the Mortgagee. The Owner shall promptly execute and deliver to the Mortgagee such documents or cause promptly to be executed and delivered to the Mortgagee such documents, if any, and shall promptly do and perform such acts, if any, as in the opinion of the Mortgagee or its counsel may be necessary or advisable to facilitate or expedite the protection, maintenance and enforcement of the security created by this Mortgage;

(iii) to exercise all the rights and remedies in foreclosure and otherwise given to the Mortgagee by any applicable law, including those under the provisions of the Maritime Law;

(iv) to take possession of the Vessel, wherever the same may be, without prior demand and without legal process (when permissible under applicable law) and cause the Owner or other person in possession thereof forthwith upon demand of the Mortgagee to surrender to the Mortgagee possession thereof as demanded by the Mortgagee;

(v) to require that all policies, contracts and other records relating to the Insurances (including details of and correspondence concerning outstanding claims) be forthwith delivered to such adjusters, brokers or other insurers as the Mortgagee may nominate;

(vi) to collect, recover, compromise and give a good discharge for all claims then outstanding or thereafter arising under the Insurances or any of them and to take over or institute (if necessary using the name of the Owner) all such proceedings in connection therewith as the Mortgagee in its absolute discretion deems advisable and to permit the brokers through whom collection or recovery is effected to charge the usual brokerage therefor;

(vii) to discharge, compound, release or compromise claims against the Owner in respect of the Vessel which have given or may give rise to any charge or lien thereon or which are or may be enforceable by proceedings thereagainst;

(viii) to take appropriate judicial proceedings for the foreclosure of this Mortgage and/or for the enforcement of the Mortgagee's rights hereunder or otherwise; recover judgment for any amount due in respect of the Credit Agreement, the Note, this Mortgage or any of the other Security Documents and collect the same out of any property of the Owner;

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(ix) to sell the Vessel at public auction, free from any claim of or by the Owner of any nature whatsoever by first giving notice of the time and place of sale with a general description of the property in the following manner:

(a)	by publishing such notice for ten (10) consecutive days in a daily newspaper of general circulation published in New York City;
(b)	if the place of sale should not be New York City, then also by publication of a similar notice in a daily newspaper, if any, published at the place of sale; and
(c)	by sending a similar notice by telecopy confirmed by registered mail to the Owner at its address hereinafter set forth at least fourteen (14) days prior to the date of sale.

Such sale of the Vessel may be held at such place as the Mortgagee in such notices may have specified, or such sale may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale and without further notice or publication the Mortgagee may make such sale at the time and place to which the same shall be so adjourned; and such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage, and the Mortgagee may become the purchaser at such sale.

(x) pending sale of the Vessel (either directly or indirectly) to manage, charter, lease, insure, maintain and repair the Vessel and to employ or lay up the Vessel upon such terms, in such manner and for such period as the Mortgagee in its absolute discretion deems expedient and for the purpose aforesaid the Mortgagee shall be entitled to do all acts and things incidental or conducive thereto and in particular to enter into such arrangements respecting the Vessel, her insurance, management, maintenance, repair, classification and employment in all respects as if the Mortgagee were the owner of the Vessel and without being responsible for any loss thereby incurred;

(xi) to recover from the Owner on demand any such losses as may be incurred by the Mortgagee in or about the exercise of the powers vested in the Mortgagee under Section 7(B)(x) above with interest thereon at the Default Rate from the date when such losses were incurred by the Mortgagee; and

(xii) to recover from the Owner on demand all expenses, payments and disbursements (including fees and expenses of counsel) incurred by the Mortgagee in or about or incidental to the exercise by it of any of the powers vested in it hereunder together with interest thereon at the Default Rate from the date when such expenses, payments or disbursements were incurred by it;

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PROVIDED, ALWAYS, that any sale of the Vessel or any interest therein by the Mortgagee pursuant to Section 7(B)(ix) above shall operate to divest all right, title and interest of the Owner, its successors and assigns, in or to the Vessel so sold and upon such sale the purchaser shall not be bound to see or inquire whether the Mortgagee's power of sale has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Owner and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property, subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

(C)Notwithstanding the foregoing, it is understood that a Total Loss of the

Vessel which is covered by the insurance maintained by Owner pursuant to Section 5(B) hereof shall not be deemed to be a default under this Mortgage, the Credit Agreement, the Note, the other Security Documents, or any of them.

8. Application of Proceeds. The proceeds of any sale made either under the power of sale hereby granted to the Mortgagee or under a judgment or decree in any judicial proceedings for the foreclosure of this Mortgage or for the enforcement of any remedy granted to the Mortgagee hereunder, any net earnings arising from the management, charter or other use of the Vessel by the Mortgagee under any of the powers herein contained or by law provided and the proceeds of any and all Insurances and any claims for damages on account of the Vessel or the Owner of any nature whatsoever and any Requisition Compensation, shall be applied as follows:

First:To the payment of all costs and expenses (together with interest thereon as hereinbefore provided) incurred by the Mortgagee, the Agents and/or the Lenders, including the reasonable compensation of their respective agents and attorneys, by reason of any sale, retaking, management or operation of the Vessel and all other sums payable to the Mortgagee, the Agents and/or the Lenders hereunder by reason of any expenses or liabilities incurred or advances made by it for the protection, maintenance and enforcement of the security or of any of its rights hereunder or in the pursuit of any remedy hereby conferred; and at the option of the Mortgagee to the payment of all taxes, assessments or liens claiming priority over the lien of this Mortgage;

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Credit Agreement; and

Third:Any surplus thereafter remaining, to the Owner or to the Owner's successors in interest or assigns, or to whomsoever may be

lawfully entitled to receive the same.

In the event that the proceeds are insufficient to pay the amounts specified in paragraphs "First" and "Second" above, the Mortgagee shall be entitled to collect the balance from the Owner or any other person liable therefor.

9. No Waiver. No delay or omission of the Mortgagee to exercise any right or power vested in it under the Credit Agreement, the Note, this Mortgage, the other Security Documents or any of them shall impair such right or power or be construed as a waiver thereof or as acquiescence in any default by the Owner hereunder, nor shall the acceptance by the Mortgagee of any payments in connection with this Mortgage from any source be deemed a waiver hereunder. However, if at any time after an Event of Default and prior to the actual sale of the Vessel by the Mortgagee or prior to any foreclosure proceedings the Owner cures all Events of Default and pays all expenses, advances and damages to the Mortgagee consequent on such Events of Default, with interest at the Default Rate from the date when such expenses, advances and damages were incurred, then the Mortgagee may accept such cure and payment and restore the Owner to its former position, but such action shall not affect any subsequent Event of Default or impair any rights consequent thereon.

10. Delegation of Power. The Mortgagee shall be entitled at any time and as often as may be expedient to delegate all or any of the powers and discretions vested in it by this Mortgage (including the power vested in it by virtue of Section 12 hereof) in such manner and upon such terms and to such persons as the Mortgagee in its absolute discretion may deem advisable.

11. Indemnity. Without prejudice to any other rights and remedies of the Mortgagee under the Credit Agreement, the Note, this Mortgage or any of the other Security Documents, the Owner hereby agrees and undertakes to indemnify the Mortgagee against all obligations and liabilities whatsoever and whensoever arising which the Mortgagee may incur in good faith in respect of, in relation to or in connection with the Vessel or otherwise howsoever in relation to or in connection with the enforcement of the Mortgagee's rights hereunder or under any of the other Security Documents to which the Owner is a party.

12. Power of Attorney.

(A) The Owner hereby irrevocably appoints the Mortgagee as its attorney-in-fact for the duration of the Security Period to do in its name or in the name of the Owner all acts which the Owner, or its successors or assigns, could do in relation to the Vessel, including without limitation, to demand, collect, receive, compromise, settle and sue for (insofar as the Mortgagee lawfully may) all freights, hire, earnings, issues, revenues, income and profits of the

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Vessel, and all amounts due from underwriters under the Insurances as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due to the Owner or in respect of the Vessel, and to make, give and execute in the name of the Owner, acquittance, receipts, releases or other discharges for the same, whether under seal or otherwise, to take possession of, sell or otherwise dispose of or manage or employ, the Vessel, to execute and deliver charters and a bill of sale with respect to the Vessel, and to endorse and accept in the name of the Owner all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing. PROVIDED, HOWEVER, that, unless the context otherwise permits under this Mortgage, such power shall not be exercisable by or on behalf of the Mortgagee unless and until any Event of Default shall occur and shall not be exercisable after all defaults have been cured.

(B) The exercise of the power granted in this Section 12 by or on behalf of the Mortgagee shall not require any person dealing with the Mortgagee to conduct any inquiry as to whether any such Event of Default has occurred and is continuing, nor shall such person be in any way affected by notice that any such Event of Default has not occurred nor is continuing, and the exercise by the Mortgagee of such power shall be conclusive evidence of its right to exercise the same.

13. Appointment of Receiver. If any legal proceedings shall be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessel and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

14. Commencement of Proceedings. The Mortgagee shall have the right to commence proceedings in the courts of any country having competent jurisdiction and in particular the Mortgagee shall have the right to arrest and take action against the Vessel at whatever place the Vessel shall be found lying and for the purpose of any action which the Mortgagee may bring before the local court for the jurisdiction of such court or other judicial authority and the Owner agrees that for the purpose of proceedings against the Vessel any writ, notice, judgment or other legal process or documents may be served upon the Master of the Vessel (or upon anyone acting as the Master) and that such service shall be deemed good service on the Owner for all purposes.

15. Partial Invalidity. In the event that any provision or provisions of this Mortgage shall be declared invalid, void or otherwise inoperative by any present or future court of competent jurisdiction in any country, the Owner will, without prejudice to any other right and remedy of the Mortgagee under the Credit Agreement, the Note, this Mortgage, the other Security Documents or any of them, execute and deliver such other and further instruments and do such things as in the opinion of the Mortgagee or its counsel will be necessary or advisable to carry out the true intent and spirit of this Mortgage. In any event, any such declaration of partial invalidity shall not affect the validity of any other provision or provisions of this Mortgage, or the validity of this Mortgage as a whole.

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16. Cumulative Remedies. Each and every power and remedy in this Mortgage specifically given to the Mortgagee shall be in addition to every other power and remedy herein or in the Credit Agreement, the Note or the other Security Documents specifically given or now or hereafter existing at law, in equity, admiralty, or by statute, and each and every power and remedy whether specifically in this Mortgage or in the Credit Agreement, the Note or the other Security Documents given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any such power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy under the Credit Agreement, the Note, this Mortgage or any other Security Documents.

17. Recordation of Mortgage. For the purpose of recording this First Preferred Mortgage as required by Chapter 3 of the Maritime Act 1990 of the Republic of the Marshall Islands, as amended, the total amount is Fifty Two Million Three Hundred and Five Thousand Two Hundred and Thirty Eight and Thirteen Hundredths United States Dollars (US$52,305,238.13) (exclusive of interest, expenses and fees) and interest and performance of mortgage covenants. The discharge amount is the same as the total amount and there is no separate discharge amount for the Vessel. It is not intended that this Mortgage shall include property other than the Vessel and it shall not include property other than the Vessel as the term "vessel" is used in the Maritime Law. Notwithstanding the foregoing, for property other than the Vessel, if any should be determined to be covered by this Mortgage, the discharge amount is zero point zero one percent (0.01%) of the total amount.

18. No Waiver of Preferred Status. Anything herein to the contrary notwithstanding, it is intended that nothing herein shall waive the preferred status of this Mortgage under the Maritime Law or under the corresponding provisions of any other jurisdiction in which it is sought to be enforced and that, if any provision or portion thereof herein shall be construed to waive the preferred status of this Mortgage, then such provision to such extent shall be void and of no effect.

19. Counterparts. This Mortgage may be executed in any number of counterparts each of which shall be an original but such counterparts shall together constitute but one and the same instrument.
20. Notices. Notices and other communications under this Mortgage shall be in writing and may be given by telecopy as follows:

If to the Owner -

DRY BULK AMERICAS LTD. 11 North Water Street

Suite 18290

Mobile, Alabama 36602

Attention: Chief Financial Officer Facsimile No. (251) 243 9121 21

With a copy to:

INTERNATIONAL SHIPHOLDING CORPORATION

One Whitehall Street

New York, New York 10004

Attention: Niels M. Johnsen

Facsimile No.: (212) 514-5692

If to the Mortgagee -

ING BANK N.V. London branch 60 London Wall London EC2M 5TQ England

Facsimile No.:   +44 207 767 7252

Telephone No.:  +44 207 767 1112

Email: ABF.Infra.Portfolio.Management@uk.ing.com Attention: Kyle Norgrove, ABF – Shipping

With a copy to:

      Facsimile No.: +44 207 767 7324

 Telephone No.: +44 207 767 6522

Email: ian.tofts@uk.ing.com

Attention: Ian Tofts, Loan Operations

or to such other address as either party shall from time to time specify in writing to the other. Any notice sent by telecopy shall be confirmed by letter dispatched as soon as practicable thereafter.

Every notice or other communication shall, except so far as otherwise expressly provided by this Mortgage, be deemed to have been received (provided that it is received prior to 3 p.m. London time; otherwise it shall be deemed to have been received on the next following Banking Day), in the case of a facsimile at the time of dispatch thereof (provided further that if the date of dispatch is not a Banking Day in the locality of the party to whom such notice or demand is sent it shall be deemed to have been received on the next following Banking Day in such locality), and in the case of a letter, at the time of receipt thereof.

21. Rights of Owner. Unless one or more Events of Default shall have occurred and be continuing, the Owner (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging,

22

boats, anchors, cables, chains, tackle, apparel, furniture, fittings, equipment or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, equipment or any other appurtenances of substantially equal value to the Owner, which shall forthwith become subject to the lien of this Mortgage.

22. Waiver; Amendment. None of the terms and conditions of this Mortgage may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Owner and the Mortgagee.

23. Successors and Assigns. All the covenants, promises, stipulations and agreements of the Owner and all the rights and remedies of the Mortgagee contained in this Mortgage shall bind the Owner, its successors and assigns, and shall inure to the benefit of the Mortgagee, its successors and assigns, whether so expressed or not.

24. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Republic of the Marshall Islands.
25. Headings. In this Mortgage, section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Mortgage.

[Signature page to follow]

23

IN WITNESS WHEREOF, the Assignor, the Owner and the Security Trustee have caused this Agreement to be executed and delivered by its duly authorized representatives on the date first above written.

.

EAST GULF SHIPHOLDING, INC.

By:_____________________________________________________________

Name: Title:

DRY BULK AMERICAS LTD.

By:_____________________________________________________________

Name: Title:

ING BANK N.V., London Branch

By:_____________________________________________________________

Name: Title:

ACKNOWLEDGEMENT OF ASSIGNMENT, ASSUMPTION, AMENDMENT AND RESTATEMENT OF MORTGAGE

STATE OF NEW YORK)

: ss:

COUNTY OF NEW YORK)

On this 10th day of June, 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared Ian Duthie, personally known to me or proved to be on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as his free act and deed, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Public

ACKNOWLEDGEMENT OF ASSIGNMENT, ASSUMPTION, AMENDMENT AND RESTATEMENT OF MORTGAGE

STATE OF NEW YORK)

: ss:

COUNTY OF NEW YORK)

On this 10th day of June, 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared Ian Duthie, personally known to me or proved to be on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as his free act and deed, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Public

ACKNOWLEDGEMENT OF ASSIGNMENT, ASSUMPTION, AMENDMENT AND RESTATEMENT OF MORTGAGE

STATE OF NEW YORK)

: ss:

COUNTY OF NEW YORK)

On this 10th day of June, 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared Vikki Madias, personally known to me or proved to be on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as his free act and deed, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed this instrument.

Notary Public

EXHIBIT A

Credit Agreement

EXHIBIT B